   As filed with the Securities and Exchange Commission on December 29, 1995

                                                       Registration No. 33-30431

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/


                         Post-Effective Amendment No. 14               /X/


                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                /X/


                                Amendment No. 17                       /X/


                        --------------------------------

                           CONESTOGA FAMILY OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            680 East Swedesford Road
                           Wayne, Pennsylvania  19087
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (800) 344-2716

Name and Address
of agent for service:                     Copy to:
---------------------                     --------

Henry S. Hilles, Jr., Esq.                Mr. David G. Lee
Drinker Biddle & Reath                    Conestoga Family of Funds
1345 Chestnut Street                      680 East Swedesford Road
Philadelphia, Pennsylvania  19107         Wayne, Pennsylvania  19087

It is proposed that this filing will become effective (check appropriate box)


      / / immediately upon filing pursuant to paragraph (b)


      / / on (date) pursuant to paragraph (b)


      /X/ 60 days after filing pursuant to paragraph (a)(1)


      / / on (date) pursuant to paragraph (a)(1)

      / / 75 days after filing pursuant to paragraph (a)(2)

      / / on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

      / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Registrant has registered an indefinite number of shares of beneficial interest in the U.S. Treasury Securities Fund, the Cash Management Fund, the Tax-Free Fund, the Intermediate Income Fund (formerly, the Limited Maturity
Fund), the Bond Fund (formerly, the Income Fund), the Equity Fund, the Pennsylvania Tax-Free Bond Fund, the Special Equity Fund, the International Equity Fund, the Short-Term Income Fund and the Balanced Fund under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed with the Commission on November 15, 1995.


================================================================================

                             CROSS REFERENCE SHEET

                       THE CONESTOGA CASH MANAGEMENT FUND
                          THE CONESTOGA TAX-FREE FUND
                  THE CONESTOGA U.S. TREASURY SECURITIES FUND
                           THE CONESTOGA EQUITY FUND
                       THE CONESTOGA SPECIAL EQUITY FUND
                            THE CONESTOGA BOND FUND
                     THE CONESTOGA INTERMEDIATE INCOME FUND
                 THE CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND
                    THE CONESTOGA INTERNATIONAL EQUITY FUND
                      THE CONESTOGA SHORT-TERM INCOME FUND
                          THE CONESTOGA BALANCED FUND

                                (Retail Shares)

FORM N-1A ITEM NO.                              PROSPECTUS CAPTION
------------------                              ------------------
1.   Cover Page . . . . . . . . . . . . .       Cover Page

2.   Synopsis . . . . . . . . . . . . . .       Prospectus Summary; Expense Summary

3.   Condensed Financial
     Information  . . . . . . . . . . . .       Financial Highlights;
                                                Performance Information

4.   General Description of
       Registrant   . . . . . . . . . . .       Cover Page; Investment Objectives and
                                                Policies; Investment Restrictions; General
                                                Information

5.   Management of the Fund . . . . . . .       Management of the Company

5A.  Management's Discussion of
        Fund Performance  . . . . . . . .       Financial Highlights

6.   Capital Stock and Other
       Securities   . . . . . . . . . . .       How to Purchase and Redeem Shares; Dividends;
                                                Taxes; General Information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . . .       Valuation of Shares; How to Purchase and Redeem
                                                Shares

8.   Redemption or Repurchase . . . . . .       How to Purchase and
                                                Redeem Shares

9.   Pending Legal Proceedings  . . . . .       Inapplicable

                             CROSS REFERENCE SHEET

                       THE CONESTOGA CASH MANAGEMENT FUND
                          THE CONESTOGA TAX-FREE FUND
                  THE CONESTOGA U.S. TREASURY SECURITIES FUND
                           THE CONESTOGA EQUITY FUND
                       THE CONESTOGA SPECIAL EQUITY FUND
                            THE CONESTOGA BOND FUND
                     THE CONESTOGA INTERMEDIATE INCOME FUND
                 THE CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND
                    THE CONESTOGA INTERNATIONAL EQUITY FUND
                      THE CONESTOGA SHORT-TERM INCOME FUND
                          THE CONESTOGA BALANCED FUND

                             (Institutional Shares)

FORM N-1A ITEM NO.                              PROSPECTUS CAPTION
------------------                              ------------------
1.   Cover Page . . . . . . . . . . . . .       Cover Page

2.   Synopsis . . . . . . . . . . . . . .       Prospectus Summary; Expense Summary

3.   Condensed Financial
     Information  . . . . . . . . . . . .       Financial Highlights;
                                                Performance Information

4.   General Description of
       Registrant   . . . . . . . . . . .       Cover Page; Investment Objectives and
                                                Policies; Investment Restrictions; General
                                                Information

5.   Management of the Fund . . . . . . .       Management of the Company

5A.  Management's Discussion of
        Fund Performance  . . . . . . . .       Financial Highlights

6.   Capital Stock and Other
       Securities   . . . . . . . . . . .       How to Purchase and Redeem Shares; Dividends;
                                                Taxes; General Information

7.   Purchase of Securities Being
       Offered    . . . . . . . . . . . .       Valuation of Shares; How to Purchase and Redeem
                                                Shares

8.   Redemption or Repurchase . . . . . .       How to Purchase and
                                                Redeem Shares

9.   Pending Legal Proceedings  . . . . .       Inapplicable

                           CONESTOGA FAMILY OF FUNDS

                   SUPPLEMENT DATED FEBRUARY __, 1996 TO THE
                       PROSPECTUS DATED FEBRUARY 21, 1995

                                 RETAIL SHARES

      THIS SUPPLEMENT TO THE PROSPECTUS SUPERSEDES AND REPLACES ALL EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                     -------------------------------------

(1) Meridian Bancorp, Inc., the parent corporation of Meridian Investment Company ("MIC"), the investment adviser to Conestoga Family of Funds (the "Company"), has agreed to merge with CoreStates Financial Corp (the "Merger"). Because the Merger will result in a change in control of MIC, the existing investment advisory and sub-advisory agreements for the Company will, by their terms, automatically terminate upon the Merger. The Merger is expected to take place on or about April 1, 1996.

      In connection with the Merger, the Board of Trustees of the Company approved several changes for the Company. At a meeting held on December 21, 1995, the Trustees approved an Agreement and Plan of Reorganization (the "Agreement") between the Company and CoreFunds, Inc. ("CoreFunds") which provides for the merger of each portfolio of the Company (each a "Fund" and, together, the "Funds") with certain funds of CoreFunds, which are advised by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. (which is itself a wholly-owned subsidiary of CoreStates Financial Corp). The Trustees voted to reorganize the Cash Management Fund into CoreFunds Cash Reserve Fund, the Tax-Free Fund into the CoreFunds Tax-Free Reserve Fund, the U.S. Treasury Securities Fund into the CoreFunds Treasury Reserve Fund, the Equity Fund into the CoreFunds Equity Fund, the Intermediate Income Fund into the CoreFunds Intermediate Bond Fund, the Pennsylvania Tax-Free Bond Fund into the CoreFunds Pennsylvania Municipal Bond Fund, the Balanced Fund into the CoreFunds Balanced Fund and the International Equity Fund into the CoreFunds International Growth Fund. Additionally, the Special Equity Fund, Bond Fund and Short-Term Income Fund each would be reorganized into separate, newly-formed CoreFund investment portfolios of the same name.

      A Special Meeting of the Shareholders of the Funds has been scheduled for March 22, 1996, at which Shareholders will be asked to approve the Agreement in connection with the proposed reorganization, including an interim investment advisory agreement between the Company, on behalf of each Fund, and MIC, and an interim sub-advisory agreement with Marvin & Palmer Associates, Inc. with respect to the International Equity Fund. These interim agreements with the current adviser and sub-adviser would be in effect between the Merger and the effective times of the reorganization between the Company and CoreFunds as to particular Funds.

      If shareholders of the Company approve the Agreement, substantially all of the assets and liabilities of the Funds will be transferred to the corresponding investment portfolio of CoreFunds, and the Company's shareholders will become shareholders of CoreFunds. The Agreement provides that each holder of Retail Shares of a Fund will hold, immediately after the reorganization, Individual Shares of the corresponding investment portfolio of CoreFunds with the same aggregate net asset value as immediately before the reorganization.

                     -------------------------------------

(2) THE FOLLOWING INFORMATION REPLACES THE SECTION ENTITLED "EXPENSE SUMMARY" IN THE RETAIL SHARE PROSPECTUS ON PAGES 4 AND 5:


                                EXPENSE SUMMARY

      The purpose of the following table is to assist a potential purchaser of Retail Shares of a Fund in understanding the various costs and expenses that an investor in such Shares of the Fund will bear directly or indirectly.



                                                                          Conestoga   Conestoga                Conestoga
                                                                            Money       Equity     Conestoga   Balanced
                                                                         Market Funds    Funds    Bond Funds     Fund
                                                                         ------------  --------   ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)  . . . . . . . . . . .               0%         2.0%        2.0%        2.0%
   Maximum Sales Load Imposed on Reinvested Dividends   . . . .               0%           0%          0%          0%
   Deferred Sales Load  . . . . . . . . . . . . . . . . . . . .               0%           0%          0%          0%
   Redemption Fees  . . . . . . . . . . . . . . . . . . . . . .               0%           0%          0%          0%
   Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .               0%           0%          0%          0%



                                                                                  U.S. Treasury            International
ANNUAL FUND OPERATING EXPENSES                        Cash Management    Tax-Free  Securities    Equity       Equity
  (as a percentage of average net assets)                   Fund           Fund       Fund        Fund         Fund
                                                       --------------   ---------- ----------- ---------- -------------
    Advisory Fees After Fee Waivers(1)   . . . . . . .        .20%          .16%         .27%       .74%         1.00%
    12b-1 Fees After Fee Waivers (2) . . . . . . . . .        .25%          .05%         .15%       .25%          .25%
    Other Expenses After Reimbursements(3)   . . . . .        .36%          .30%         .35%       .31%          .88%
                                                              ----          ----         ----      -----         -----
    Total Fund Operating Expenses   . . . . . . . . .         .81%          .51%         .77%      1.30%         2.13%
                                                              ====          ====         ====      =====         =====



                                                                                  Pennsylvania
                                               Special                Intermediate  Tax-Free    Short-Term
                                               Equity        Bond        Income       Bond        Income     Balanced
                                                Fund         Fund         Fund        Fund         Fund        Fund
                                              --------     --------     --------    --------    ----------   --------
   Advisory Fees After Fee Waivers(1)  . .       .00%         .34%         .25%       .00           .29%        .49%
   12b-1 Fees After Fee Waivers(2)   . . .        00%         .25%         .25%       .00%          .25%        .25%
   Other Expenses After Reimbursements(3)        .32%         .37%         .39%       .51%          .34%        .33%
                                                 ----         ----        -----      -----         -----       -----
   Total Fund Operating Expenses  . . . .        .32%         .96%         .89%       .51%          .88%       1.07%
                                                 ====         ====        =====      =====         =====       =====

------------------------
(1) Advisory Fees are payable at the maximum annual rates of .40%, .40%, .40%, .74%, 1.00%, 1.50%, .74%, .74%, .74%, .74% and .75% of the average daily net assets of the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund, respectively.

(2) 12b-1 fees are payable at the annual rate of .40%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of National Association of Securities Dealers, Inc. ("NASD") for investment companies without 12b-1 fees. Does not include other fees which certain financial or other institutions may charge certain customers in connection with their accounts. (See "MANAGEMENT OF THE FUND -- Distribution and Services Plan.").

(3) "Other Expenses After Reimbursements" include administration fees payable at the maximum annual rate of .17% of each Fund's average daily net assets. Before May 1, 1995, administration Fees were payable at the rate of .20% of each Fund's average net assets pursuant to an administration agreement with a prior administrator. (See "MANAGEMENT OF THE FUND -- Investment Advisor and Administrator and Distributor.")

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming:

      (1)   a 5% annual return;
      (2)   redemption at the end of each time period; and
      (3) the imposition of a maximum sales load at the beginning of the period.


                  Cash               U.S. Treasury           International   Special
               Management   Tax-Free   Securities    Equity     Equity        Equity        Bond
                  Fund        Fund        Fund        Fund       Fund          Fund         Fund
                 ------      ------     --------     ------    --------       ------       ------
1 Year  . . .     $ 8         $ 5         $ 8         $33         $41          $23           $30
3 Years . . .      26          16          25          60          85           30            50
5 Years . . .      45          29          43          90         N/A           38            72
10 Years  . .     100          64          95         174         N/A           60           135

             Intermediate Pennsylvania  Short-Term
                Income      Tax-Free      Income        Balanced
                 Fund       Bond Fund      Fund           Fund
                ------     ----------     ------        --------
1 Year  . . .     $29         $25           $29          $31
3 Years . . .      48          36            48           53
5 Years . . .      68          48           N/A          N/A
10 Years  . .     127          83           N/A          N/A

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE ABOVE FIGURES WITH RESPECT TO EACH FUND ARE ESTIMATES FOR THE CURRENT YEAR ONLY. ACTUAL EXPENSES FOR EACH FUND MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Expense Summary has been restated with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds to reflect various projected fee and expense rates for the current fiscal year. Without fee waivers and expense reimbursements by the Investment Advisor and/or administrator, Total Fund Operating Expenses for the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund would be 1.16%, 1.10%, 1.17%, 1.50%, 2.28%, 2.27%, 1.52%, 1.53%, 1.65%, 1.48%, and 1.48%, respectively, for the current fiscal year. There may be a charge of $7.00 for each redemption paid by wire. See "MANAGEMENT OF THE FUND-Expenses" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Funds.

The information in the foregoing fee tables and examples relates only to the Retail Shares of each Fund. Each of the Company's eleven Funds also offers another class of Shares known as Institutional Shares. The Institutional Shares and Retail Shares of each Fund are subject to the same expenses except that Institutional Shares are not subject to a Rule 12b-1 fee and the Institutional Shares of the Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds are not sold with a sales charge.

(3) THE FOLLOWING FINANCIAL HIGHLIGHTS REPLACE THOSE INCLUDED IN THE RETAIL SHARE PROSPECTUS ON PAGES 5 THROUGH 9:

                              FINANCIAL HIGHLIGHTS


        The "Financial Highlights" in the following tables supplement the Company's financial statements incorporated by reference in the Statement of Additional Information and set forth certain historic investment results of Shares of each Fund. The Company's financial statements and the data reported in "Financial Highlights" for the years ended October 31, 1995, 1994, 1993, 1992 and 1991 and the period ended October 31, 1990 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond and Intermediate Income Funds, the years ended October 31, 1995, 1994 and 1993 and the period ended October 31, 1992 with respect to the Pennsylvania Tax-Free Bond Fund, the year ended October 31, 1995 and the period ended October 31, 1994 with respect to the Special Equity Fund and the periods ended October 31, 1995 with respect to the International Equity, Short-Term Income and Balanced Funds were audited by Coopers & Lybrand, L.L.P., the Company's independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's annual report which may be obtained without charge. The financial data included in this table should be read in conjunction with the financial statements and related notes incorporated by reference in the statement of additional information.

        The information in the following tables is not necessarily indicative of future results with respect to Retail Shares. See the "EXPENSE SUMMARY."

For a Share Outstanding Throughout the Period




                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

EQUITY FUND
-----------
RETAIL
1995(1)       $15.00     $0.18      $2.87          $(0.17)      $(0.80)       $17.08      21.94%      $  6,591    1.34%
PRIOR CLASS
1994           15.39      0.11       0.22           (0.11)       (0.61)        15.00       2.21%        50,128    1.49%
1993           13.93      0.14       1.89           (0.14)       (0.43)        15.39      14.90%        45,677    1.20%
1992           13.08      0.19       1.02           (0.19)       (0.17)        13.93       9.27%        28,103    0.92%
1991            8.95      0.26       4.13           (0.26)           __        13.08      49.37%        12,830    0.54%
1990(2)        10.00      0.14     (1.05)           (0.14)           __         8.95     (9.22)%         5,982    0.65%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

EQUITY FUND
-----------
RETAIL
1995(1)          1.23%       1.53%             1.04%            119%
PRIOR CLASS
1994             0.75%       1.51%             0.73%             35%
1993             0.94%       1.41%             0.73%             24%
1992             1.47%       1.23%             1.17%             39%
1991             2.30%       1.48%             1.36%             68%
1990(2)          2.29%       1.59%             1.35%             43%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

SPECIAL EQUITY FUND
-------------------
RETAIL
1995(1)        $9.37     $0.12      $2.12          $(0.12)      $(0.07)       $11.42      24.44%        $734       0.27%
PRIOR CLASS
1994(3)        10.00      0.06     (0.63)           (0.06)           __         9.37     (5.72)%      10,069       0.15%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

SPECIAL EQUITY FUND
-------------------
RETAIL
1995(1)        1.29%       2.24%           (0.68)%            129%
PRIOR CLASS
1994(3)        1.06%       2.10%           (0.89)%             39%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

INTERNATIONAL EQUITY FUND
-------------------------
RETAIL
1995(4)       $10.00     $0.03      $0.96          $ ___         $ ___           $10.99     9.90%      $     9      2.13%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

INTERNATIONAL EQUITY FUND
-------------------------
RETAIL
1995(4)       (0.69)%      2.26%           (0.83)%            23%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

BALANCED FUND
-------------
RETAIL
1995(5)        $9.97     $0.11      $0.42         $(0.11)       $___            $10.39       5.27%        $69        1.07%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

BALANCED FUND
-------------
RETAIL
1995(5)       3.37%        1.32%             3.12%            65%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets


BOND FUND
---------
RETAIL
1995(1)        $9.81     $0.60      $0.72          $(0.57)        $___       $10.56      13.83%        $1,373    0.97%
PRIOR CLASS
1994           11.18      0.53     (1.04)           (0.52)      (0.34)         9.81     (4.75)%        23,377    1.01%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate


BOND FUND
---------
RETAIL
1995(1)         6.02%       1.44%             5.55%            352%
PRIOR CLASS
1994            5.07%       1.60%             4.48%            232%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets
1993           10.89      0.56       0.54           (0.56)       (0.25)        11.18      10.63%      27,346      0.88%
1992           10.65      0.70       0.32           (0.68)       (0.10)        10.89       9.82%      15,180      0.46%
1991            9.96      0.78       0.69           (0.78)          ___        10.65      15.16%       7,255      0.47%
1990(2)        10.00      0.50     (0.04)           (0.50)          ___         9.96       4.64%       4,593      0.68%

                                        Ratio
                                        of Net
                       Ratio of         Investment
           Ratio of    Expenses         Income
           Net         to Average       to Average
           Investment  Net Assets       Net Assets
           Income      (Excluding       (Excluding       Portfolio
           to Average  Waivers and      Waivers and      Turnover
           Net Assets  Reimbursements)  Reimbursements)  Rate
1993        5.16%       1.49%             4.55%            158%
1992        6.78%       1.24%             6.01%             99%
1991        7.71%       1.41%             6.78%             47%
1990(2)     7.75%       1.62%             6.81%             23%


                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

INTERMEDIATE INCOME FUND
------------------------
RETAIL
1995(1)       $10.27     $0.55      $0.44          $(0.54)         $___       $10.72       9.90%      $1,230      0.93%
PRIOR CLASS
1994           11.01      0.50     (0.61)           (0.49)       (0.14)        10.27     (0.97)%      21,247      0.90%
1993           10.87      0.53       0.21           (0.53)       (0.07)        11.01       6.99%      24,047      0.78%
1992           10.61      0.65       0.29           (0.64)       (0.04)        10.87       9.11%      16,718      0.47%
1991           10.12      0.77       0.50           (0.77)       (0.01)        10.61      12.94%       7,116      0.40%
1990(2)        10.00      0.48       0.12           (0.48)          ___        10.12       6.10%       3,986      0.75%

                                        Ratio
                                        of Net
                       Ratio of         Investment
           Ratio of    Expenses         Income
           Net         to Average       to Average
           Investment  Net Assets       Net Assets
           Income      (Excluding       (Excluding       Portfolio
           to Average  Waivers and      Waivers and      Turnover
           Net Assets  Reimbursements)  Reimbursements)  Rate

INTERMEDIATE INCOME FUND
------------------------
RETAIL
1995(1)      5.47%       1.51%             4.89%            260%
PRIOR CLASS
1994         4.66%       1.64%             3.92%            170%
1993         4.89%       1.50%             4.17%             90%
1992         6.31%       1.24%             5.57%             53%
1991         7.69%       1.34%             6.76%             33%
1990(2)      7.42%       1.69%             6.48%             39%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

SHORT-TERM INCOME FUND
----------------------
RETAIL
1995(6)       $10.01     $0.23      $0.02          $(0.22)       $___         $10.04       2.57%           $11    0.88%

                                        Ratio
                                        of Net
                       Ratio of         Investment
           Ratio of    Expenses         Income
           Net         to Average       to Average
           Investment  Net Assets       Net Assets
           Income      (Excluding       (Excluding       Portfolio
           to Average  Waivers and      Waivers and      Turnover
           Net Assets  Reimbursements)  Reimbursements)  Rate

SHORT-TERM INCOME FUND
----------------------
RETAIL
1995(6)      5.05%       1.33%             4.60%             40%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

PENNSYLVANIA TAX-FREE BOND FUND
-------------------------------
RETAIL
1995(1)        $9.56     $0.47      $0.67          $(0.46)      $(0.01)       $10.23      12.30%        $820      0.51%
PRIOR CLASS
1994           10.48      0.46     (0.85)           (0.46)       (0.07)         9.56     (3.90)%       7,008      0.38%
1993            9.77      0.45       0.70           (0.44)           --        10.48      11.94%       5,883      0.51%
1992(7)        10.00        --     (0.23)               --           --         9.77     (2.28)%       3,405      2.67%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

PENNSYLVANIA TAX-FREE BOND FUND
-------------------------------
RETAIL
1995(1)          4.64%       1.62%             3.53%             15%
PRIOR CLASS
1994             4.61%       1.57%             3.42%             37%
1993             4.35%       1.63%             3.23%             50%
1992(7)          0.52%       3.41%            (0.22%)            31%

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

CASH MANAGEMENT FUND
--------------------
RETAIL
1995(1)        $1.00     $0.05       $___          $(0.05)         $___        $1.00       5.25%        $3,358    0.74%
PRIOR CLASS
1994            1.00      0.03     (0.03)              ___          ___         1.00       3.41%       140,545    0.71%
1993            1.00      0.03     (0.03)              ___          ___         1.00       2.80%       215,223    0.65%
1992            1.00      0.04     (0.04)              ___          ___         1.00       3.79%       113,096    0.48%
1991            1.00      0.06     (0.06)              ___          ___         1.00       6.22%       151,166    0.49%
1990(8)         1.00      0.07     (0.07)              ___          ___         1.00       7.59%        39,061    0.42%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

CASH MANAGEMENT FUND
--------------------
RETAIL
1995(1)          5.16%       0.97%             4.93%             N/A
PRIOR CLASS
1994             3.32%       0.99%             3.05%             N/A
1993             2.75%       0.87%             2.53%             N/A
1992             3.76%       0.70%             3.55%             N/A
1991             5.84%       0.79%             5.54%             N/A
1990(8)          7.95%       0.75%             7.62%             N/A

                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets

U.S. TREASURY SECURITIES FUND
-----------------------------
RETAIL
1995(1)        $1.00     $0.05       $___          $(0.05)         $___        $1.00       5.16%          $730    0.73%
PRIOR CLASS
1994            1.00      0.03     (0.03)              ___          ___         1.00       3.07%       325,379    0.72%
1993            1.00      0.03     (0.03)              ___          ___         1.00       2.57%       257,934    0.66%
1992            1.00      0.04     (0.04)              ___          ___         1.00       3.64%       340,904    0.46%
1991            1.00      0.06     (0.06)              ___          ___         1.00       5.96%       341,931    0.51%
1990(8)         1.00      0.07     (0.07)              ___          ___         1.00       7.44%       106,771    0.38%

                                            Ratio
                                            of Net
                           Ratio of         Investment
               Ratio of    Expenses         Income
               Net         to Average       to Average
               Investment  Net Assets       Net Assets
               Income      (Excluding       (Excluding       Portfolio
               to Average  Waivers and      Waivers and      Turnover
               Net Assets  Reimbursements)  Reimbursements)  Rate

U.S. TREASURY SECURITIES FUND
-----------------------------
RETAIL
1995(1)         5.26%       0.79%             5.20%             N/A
PRIOR CLASS
1994            3.03%       0.97%             2.78%             N/A
1993            2.55%       0.87%             2.33%             N/A
1992            3.65%       0.69%             3.44%             N/A
1991            5.61%       0.79%             5.32%             N/A
1990(8)         7.73%       0.79%             7.32%             N/A



                                    Net
                                    Realized and                Distributions
             Net Asset              Unrealized    Dividends     from                                 Net Assets  Ratio of
             Value      Net         Gains         from Net      Realized       Net Asset             End of      Expenses
             Beginning  Investment  (Losses) on   Investment    Capital        Value End  Total      Period      to Average
             of Period  Income      Investments   Income        Gains          of Period  Return*    (000)       Net Assets


TAX-FREE FUND
-------------
RETAIL
1995(1)        $1.00     $0.03    $___            $(0.03)         $___        $1.00       3.39%        $1,282    0.48%
PRIOR CLASS
1994            1.00      0.02     (0.02)            ___           ___         1.00       2.21%        54,904    0.37%
1993            1.00      0.02     (0.02)            ___           ___         1.00       1.97%        46,239    0.45%
1992            1.00      0.03     (0.03)            ___           ___         1.00       2.88%        46,295    0.33%
1991            1.00      0.04     (0.04)            ___           ___         1.00       4.44%        45,647    0.43%
1990(8)         1.00      0.05     (0.05)            ___           ___         1.00       5.31%        24,167    0.31%

                                             Ratio
                                             of Net
                            Ratio of         Investment
                Ratio of    Expenses         Income
                Net         to Average       to Average
                Investment  Net Assets       Net Assets
                Income      (Excluding       (Excluding       Portfolio
                to Average  Waivers and      Waivers and      Turnover
                Net Assets  Reimbursements)  Reimbursements)  Rate

TAX-FREE FUND
-------------
RETAIL
1995(1)       3.35%       0.88%             2.95%             N/A
PRIOR CLASS
1994          2.22%       1.05%             1.53%             N/A
1993          1.95%       0.96%             1.44%             N/A
1992          2.83%       0.73%             2.45%             N/A
1991          4.37%       0.87%             3.93%             N/A
1990(8)       5.57%       0.91%             4.97%             N/A

*Total Return figures do not reflect applicable sales loads.
(1) On February 21, 1995 the shares of the Fund were exchanged for Institutional shares or redesignated as Retail shares. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, ratios of net investment income, total return, and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares based upon the relative net assets of each class of shares as of February 21, 1995 and the results combined therewith the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995.
(2) Commenced operations on February 28, 1990. All ratios for the period have been annualized.
(3) Commenced operations on March 15, 1994. All ratios for the period have been annualized.
(4) Commenced operations on May 15, 1995. All ratios for the period have been annualized.
(5) Commenced operations on June 29, 1995. All ratios for the period have been annualized.
(6) Commenced operations on May 17, 1995. All ratios for the period have been annualized.
(7) Commenced operations on September 21, 1992. All ratios for the period have been annualized.
(8) Commenced operations on November 27, 1989. All ratios for the period have been annualized.



(4) THE FOLLOWING SECTION IS ADDED TO PAGE 15, BEFORE "HOW TO PURCHASE AND REDEEM SHARES":


RISK FACTORS

        Certain risk factors associated with investments in some or all of the Funds are discussed in the following paragraphs. A general discussion of risk factors is contained in "PROSPECTUS SUMMARY - Investment Risks and Characteristics," and other risks are identified throughout the sections entitled "INVESTMENT OBJECTIVES AND POLICIES" AND "OTHER INVESTMENT POLICIES."

DERIVATIVE SECURITIES

        A "derivative" is often defined as an instrument that derives its value from the price of different securities, interest or currency exchange rates, or indices. The Company considers the following types of securities to be "derivatives" because they may present atypical or unexpected risks: forward foreign currency contracts, futures contracts, put and call options purchased on securities and indices, asset-backed and mortgage-backed securities, "stripped securities" and variable and floating rate notes. The Funds will not acquire such derivatives for speculative purposes, and will only acquire them for investment or hedging purposes as specifically described in this Prospectus and in the Statement of Additional Information.

 FOREIGN SECURITIES

        The Equity Funds and the Balanced Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers involves certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, difficulties in predicting international trade patterns, political, social and economic instability in the country of the issuer, foreign trading practices (including higher trading commissions, custodial charges and delayed settlements), foreign withholding and income taxation, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (which might adversely affect the payment of principal and interest), difficulty in obtaining and enforcing judgments against foreign issuers, and the possible imposition of exchange controls or other foreign government laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, nationalization of assets, limits on removal of currency or other assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

        Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect investment in some countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

PENNSYLVANIA TAX-FREE BOND FUND

        This Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject its net asset value per share to greater fluctuation. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments affecting the portfolio's investment sector than a diversified investment portfolio with similar objectives would be.

        Because the Fund will normally invest 80% or more of its net assets in Pennsylvania Municipal Obligations, it is more susceptible to factors affecting Pennsylvania issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Pennsylvania tax-exempt issuers may be adversely affected by local political and economic conditions and developments within Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million at June 30, 1994. However, rising unemployment, a relatively high proportion of persons 65 and older, and court ordered increases in healthcare reimbursement rates continue to place increased pressures on the tax resources of the Commonwealth and its municipalities. In addition, certain litigation is pending against the Commonwealth that could adversely affect its ability to pay debt service. See the Statement of Additional Information for further discussion of investment considerations associated with Pennsylvania Municipal Obligations.

        General obligations of Pennsylvania are currently rated "AA-" by S&P and Fitch and "A1" by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

(5) THE SECTION ENTITLED "GOVERNMENT AND RELATED OBLIGATIONS" UNDER "OTHER INVESTMENT POLICIES" ON PAGE 23 IS REPLACED WITH THE FOLLOWING TWO SECTIONS:

GOVERNMENT AND RELATED OBLIGATIONS

        The Funds may invest in Treasury bills, notes and bonds and other obligations issued or guaranteed by the U.S. Treasury. The Funds may also acquire repurchase agreements secured by U.S. Treasury obligations. The Funds (except the U.S. Treasury Fund) may also invest in other obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These obligations may differ from U.S. Treasury obligations in their interest rates, maturities, and times of issuance.

        Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, may borrow from the Treasury in its discretion; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The obligations of such agencies and instrumentalities will be purchased only when the Investment Advisor deems the credit risk with respect thereto to be minimal.


"STRIPPED" SECURITIES

        Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
The U.S. Treasury Fund may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record keeping system. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with proprietary names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. Such securities will be purchased only when the Investment Advisor deems the credit risk with respect thereto to be minimal.

(6) THE SECTION ENTITLED "OTHER INVESTMENT POLICIES - SPECIAL RISKS AND CONSIDERATIONS" ON PAGES 32 AND 33 IS ELIMINATED.

(7) THE SECOND AND THIRD PARAGRAPHS OF THE SECTION ENTITLED "TAXES - PENNSYLVANIA STATE TAX" ON PAGES 38 AND 39 ARE ELIMINATED AND REPLACED WITH THE FOLLOWING:

   Distributions attributable to interest from Pennsylvania Municipal Obligations or Federal Obligations is not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Pennsylvania Municipal Obligations or Federal Obligations are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in one of the Funds that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

   Shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, to the extent that a Fund is comprised of Pennsylvania Municipal Obligations and Federal Obligations.

(8) THE FIRST SENTENCE OF THE SECTION ENTITLED "MANAGEMENT OF THE COMPANY - CUSTODIANS AND TRANSFER AGENT" ON PAGE 43 IS ELIMINATED AND REPLACED WITH THE FOLLOWING:

        Citibank, N.A. serves as custodian for each Fund other than the International Equity Fund. CoreStates Bank, N.A. is expected to replace Citibank, N.A. as custodian for these Funds on or about March 7, 1996.

                       PLEASE RETAIN FOR FUTURE REFERENCE

                           CONESTOGA FAMILY OF FUNDS

                   SUPPLEMENT DATED FEBRUARY __, 1996 TO THE
                       PROSPECTUS DATED FEBRUARY 21, 1995

                              INSTITUTIONAL SHARES

      THIS SUPPLEMENT TO THE PROSPECTUS SUPERSEDES AND REPLACES ALL EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                     -------------------------------------

      Meridian Bancorp, Inc., the parent corporation of Meridian Investment Company ("MIC"), the investment adviser to Conestoga Family of Funds (the "Company"), has agreed to merge with CoreStates Financial Corp (the "Merger"). Because the Merger will result in a change in control of MIC, the existing investment advisory and sub-advisory agreements for the Company will, by their terms, automatically terminate upon the Merger. The Merger is expected to take place on or about April 1, 1996.

      In connection with the Merger, the Board of Trustees of the Company approved several changes for the Company. At a meeting held on December 21, 1995, the Trustees approved an Agreement and Plan of Reorganization (the "Agreement") between the Company and CoreFunds, Inc. ("CoreFunds") which provides for the merger of each portfolio of the Company (each a "Fund" and, together, the "Funds") with certain funds of CoreFunds, which are advised by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. (which is itself a wholly-owned subsidiary of CoreStates Financial Corp). The Trustees voted to reorganize the Cash Management Fund into CoreFunds Cash Reserve Fund, the Tax-Free Fund into the CoreFunds Tax-Free Reserve Fund, the U.S. Treasury Securities Fund into the CoreFunds Treasury Reserve Fund, the Equity Fund into the CoreFunds Equity Fund, the Intermediate Income Fund into the CoreFunds Intermediate Bond Fund, the Pennsylvania Tax-Free Bond Fund into the CoreFunds Pennsylvania Municipal Bond Fund, the Balanced Fund into the CoreFunds Balanced Fund and the International Equity Fund into the CoreFunds International Growth Fund. Additionally, the Special Equity Fund, Bond Fund and Short-Term Income Fund each would be reorganized into separate, newly-formed CoreFund investment portfolios of the same name.

      A Special Meeting of the Shareholders of the Funds has been scheduled for March 22, 1996, at which Shareholders will be asked to approve the Agreement in connection with the proposed reorganization, including an interim investment advisory agreement between the Company, on behalf of each Fund, and MIC, and an interim sub-advisory agreement with Marvin & Palmer Associates, Inc. with respect to the International Equity Fund. These interim agreements with the current adviser and sub-adviser would be in effect between the Merger and the effective times of the reorganization between the Company and CoreFunds as to particular Funds.

      If shareholders of the Company approve the Agreement, substantially all of the assets and liabilities of the Funds will be transferred to the corresponding investment portfolio of CoreFunds, and the Company's shareholders will become shareholders of CoreFunds. The Agreement provides that each holder of Institutional Shares of a Fund will hold, immediately after the reorganization, Institutional Shares of the corresponding investment portfolio of CoreFunds with the same aggregate net asset value as immediately before the reorganization.


                     -------------------------------------

THE FOLLOWING INFORMATION REPLACES THE SECTION ENTITLED "EXPENSE SUMMARY" IN THE INSTITUTIONAL SHARE PROSPECTUS ON PAGES 4 AND 5:

                                EXPENSE SUMMARY

      The purpose of the following table is to assist a potential purchaser of Institutional Shares of a Fund in understanding the various costs and expenses that an investor in such Shares of the Fund will bear directly or indirectly.



                                                                          Conestoga   Conestoga                Conestoga
                                                                            Money       Equity     Conestoga   Balanced
                                                                         Market Funds    Funds    Bond Funds     Fund
                                                                         ------------  --------   ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)  . . . . . . . . . . .               0%          0%          0%           0%
   Maximum Sales Load Imposed on Reinvested Dividends   . . . .               0%          0%          0%           0%
   Deferred Sales Load  . . . . . . . . . . . . . . . . . . . .               0%          0%          0%           0%
   Redemption Fees  . . . . . . . . . . . . . . . . . . . . . .               0%          0%          0%           0%
   Exchange Fee   . . . . . . . . . . . . . . . . . . . . . . .               0%          0%          0%           0%


                                                                                   U.S. Treasury           International
ANNUAL FUND OPERATING EXPENSES                        Cash Management    Tax-Free   Securities    Equity       Equity
  (as a percentage of average net assets)                   Fund           Fund       Fund        Fund         Fund
                                                       --------------   ---------- ----------- ---------- -------------
    Advisory Fees After Fee Waivers(1)   . . . . . . .       .20%           .16%        .27%        .74%       1.00%
    Other Expenses After Reimbursements(2)   . . . . .       .36%           .30%        .35%        .31%        .88%
                                                             ----           ----       -----      ------       -----
    Total Fund Operating Expenses   . . . . . . . . .        .56%           .46%        .62%       1.05%       1.88%
                                                             ====           ====       =====      ======       =====

                                                                                  Pennsylvania
                                               Special                Intermediate  Tax-Free    Short-Term
                                               Equity        Bond        Income       Bond        Income     Balanced
                                                Fund         Fund         Fund        Fund         Fund        Fund
                                              --------     --------     --------    --------    ----------   --------
   Advisory Fees After Fee Waivers(1)  . .  .    .00%         .34%         .25%        .00%        .29%        .49%
    Other Expenses After Reimburse-
     ments (2)   . . . . . . . . . . . . .       .32%         .37%         .39%        .51%        .34%        .33%
                                                -----        -----        -----       -----       -----       -----
    Total Fund Operating Expenses   . . .        .32%         .71%         .64%        .51%        .63%        .82%
                                                =====        =====        =====       =====       =====       =====

------------------------
(1) Advisory Fees are payable at the maximum annual rates of .40%, .40%, .40%, .74%, 1.00%, 1.50%, .74%, .74%, .74%, .74% and .75% of the average daily net assets of the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund, respectively.

(2) "Other Expenses After Reimbursements" include administration fees payable at the maximum annual rate of .17% of each Fund's average daily net assets. Before May 1, 1995, administration fees were payable at the rate of .20% of each Fund's average net assets pursuant to an administration agreement with a prior administrator. (See "MANAGEMENT OF THE FUND -- Investment Advisor and Administrator and Distributor.")

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming:

      (1)   a 5% annual return;
      (2)   redemption at the end of each time period; and
      (3) the imposition of a maximum sales load at the beginning of the period.

                  Cash                              U.S. Treasury                   International     Special
               Management          Tax-Free           Securities        Equity         Equity          Equity       Bond
                  Fund               Fund               Fund            Fund           Fund            Fund         Fund
                 ------             ------            --------         ------        --------         ------       ------
1 Year  . . .      $6                 $5                 $6             $11            $19              $3          $7
3 Years . . .      18                 15                 20              33             59              10          23
5 Years . . .      31                 26                 35              58            N/A              18          40
10 Years  . .      70                 58                 77             128            N/A              41          88

               Intermediate        Pennsylvania     Short-Term
                  Income             Tax-Free         Income            Balanced
                  Fund              Bond Fund         Fund               Fund
                 ------            ----------        ------            --------
1 Year  . . .       $7                 $5              $6                 $8
3 Years . . .       20                 16              20                 26
5 Years . . .       36                 29             N/A                N/A
10 Years  . .       80                 64             N/A                N/A

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE ABOVE FIGURES WITH RESPECT TO EACH FUND ARE ESTIMATES FOR THE CURRENT YEAR ONLY. ACTUAL EXPENSES FOR EACH FUND MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Expense Summary has been restated with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, International Equity, Special Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds to reflect various projected fee and expense rates for the current fiscal year. Without fee waivers and expense reimbursements by the Investment Advisor and/or administrator, Total Fund Operating Expenses for the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund would be .76%, .70%, .77%, 1.10%, 1.88%, 1.97%, 1.12%, 1.13%, 1.25%, 1.08%, and 1.08%, respectively, for the current fiscal year. There may be a charge of $7.00 for each redemption paid by wire. See "MANAGEMENT OF THE FUND-Expenses" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Funds.

The information in the foregoing fee tables and examples relates only to the Institutional Shares of each Fund. Each of the Company's eleven Funds also offers another class of Shares known as Retail Shares. The Institutional Shares and Retail Shares of each Fund are subject to the same expenses except that Institutional Shares are not subject to a Rule 12b-1 fee and the Institutional Shares of the Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds are not sold with a sales charge.

        THE FOLLOWING FINANCIAL HIGHLIGHTS REPLACE THOSE INCLUDED IN THE INSTITUTIONAL SHARE PROSPECTUS ON PAGES 5 THROUGH 9:

                              FINANCIAL HIGHLIGHTS


        The "Financial Highlights" in the following tables supplement the Company's financial statements incorporated by reference in the Statement of Additional Information and set forth certain historic investment results of Shares of each Fund. The Company's financial statements and the data reported in "Financial Highlights" for the years ended October 31, 1995, 1994, 1993, 1992 and 1991 and the period ended October 31, 1990 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond and Intermediate Income Funds, the years ended October 31, 1995, 1994 and 1993 and the period ended October 31, 1992 with respect to the Pennsylvania Tax-Free Bond Fund, the year ended October 31, 1995 and the period ended October 31, 1994 with respect to the Special Equity Fund and the periods ended October 31, 1995 with respect to the International Equity, Short-Term Income and Balanced Funds were audited by Coopers & Lybrand, L.L.P., the Company's independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's annual report which may be obtained without charge. The financial data included in this table should be read in conjunction with the financial statements and related notes incorporated by reference in the statement of additional information.

For a Share Outstanding Throughout the Period




                                                Net
                                                Realized and                Distributions
                    Net Asset                   Unrealized     Dividends    from                                      Net Assets
                    Value         Net           Gains          from Net     Realized       Net Asset                  End of
                    Beginning     Investment    (Losses) on    Investment   Capital        Value End     Total        Period
                    of Period     Income        Investments    Income       Gains          of Period     Return*      (000)

EQUITY FUND
-----------
INSTITUTIONAL
1995(1)             15.00         0.19           2.87          (0.19)       (0.80)         17.07         22.00%       378,352
PRIOR CLASS
1994                15.39         0.11           0.22          (0.11)       (0.61)         15.00         2.21%        50,128
1993                13.93         0.14           1.89          (0.14)       (0.43)         15.39         14.90%       45,677
1992                13.08         0.19           1.02          (0.19)       (0.17)         13.93         9.27%        28,103
1991                8.95          0.26           4.13          (0.26)       __             13.08         49.37%       12,830
1990(2)             10.00         0.14           (1.05)        (0.14)       __             8.95          (9.22)%      5,982
SPECIAL EQUITY FUND
-------------------
INSTITUTIONAL
1995(1)             9.37          0.12           2.12          (0.12)       (0.07)         11.42         24.44%       57,396
PRIOR CLASS
1994(3)             10.00         0.06           (0.63)        (0.06)       __             9.37          (5.72)%      10,069
INTERNATIONAL EQUITY FUND
-------------------------
INSTITUTIONAL
1995(4)             10.00         --             1.01          ___          ___            11.01         10.10%       13,372
BALANCED FUND
-------------
INSTITUTIONAL
1995(5)             10.00         0.12           0.37          (0.11)       ___            10.38         4.89%        38,494
BOND FUND
---------
INSTITUTIONAL
1995(1)             9.81          0.61           0.71          (0.58)       ___            10.55         13.87%       194,442
PRIOR CLASS
1994                11.18         0.53           (1.04)        (0.52)       (0.34)         9.81          (4.75)%      23,377
1993                10.89         0.56           0.54          (0.56)       (0.25)         11.18         10.63%       27,346
1992                10.65         0.70           0.32          (0.68)       (0.10)         10.89         9.82%        15,180
1991                9.96          0.78           0.69          (0.78)       ___            10.65         15.16%       7,255
1990(2)             10.00         0.50           (0.04)        (0.50)       ___            9.96          4.64%        4,593

                                                                    Ratio
                                                                    of Net
                                                  Ratio of          Investment
                                    Ratio of      Expenses          Income
                                    Net           to Average        to Average
                    Ratio of        Investment    Net Assets        Net Assets
                    Expenses        Income        (Excluding        (Excluding      Portfolio
                    to Average      to Average    Waivers and       Waivers and     Turnover
                    Net Assets      Net Assets    Reimbursements)   Reimbursements) Rate

EQUITY FUND
-----------
INSTITUTIONAL
1995(1)             1.05%           1.44%          1.10%            1.44%            119%
PRIOR CLASS
1994                1.49%           0.75%          1.51%            0.73%            35%
1993                1.20%           0.94%          1.41%            0.73%            24%
1992                0.92%           1.47%          1.23%            1.17%            39%
1991                0.54%           2.30%          1.48%            1.36%            68%
1990(2)             0.65%           2.29%          1.59%            1.35%            43%
SPECIAL EQUITY FUND
-------------------
INSTITUTIONAL
1995(1)             0.32%           1.14%          1.97%            (0.51)%          129%
PRIOR CLASS
1994(3)             0.15%           1.06%          2.10%            (0.89)%          39%
INTERNATIONAL EQUITY FUND
-------------------------
INSTITUTIONAL
1995(4)             1.88%           (0.10)%        1.88%            (0.10)%          23%
BALANCED FUND
-------------
INSTITUTIONAL
1995(5)             0.82%           3.66%          1.07%            3.41%            65%
BOND FUND
---------
INSTITUTIONAL
1995(1)             0.71%           6.09%          1.12%            5.68%            352%
PRIOR CLASS
1994                1.01%           5.07%          1.60%            4.48%            232%
1993                0.88%           5.16%          1.49%            4.55%            158%
1992                0.46%           6.78%          1.24%            6.01%            99%
1991                0.47%           7.71%          1.41%            6.78%            47%
1990(2)             0.68%           7.75%          1.62%            6.81%            23%

                                                Net
                                                Realized and                Distributions
                    Net Asset                   Unrealized     Dividends    from                                      Net Assets
                    Value         Net           Gains          from Net     Realized       Net Asset                  End of
                    Beginning     Investment    (Losses) on    Investment   Capital        Value End     Total        Period
                    of Period     Income        Investments    Income       Gains          of Period     Return*      (000)

INTERMEDIATE INCOME FUND
------------------------
INSTITUTIONAL
1995(1)             10.27         0.57           0.42          (0.55)       ___            10.71         9.92%        138,243
PRIOR CLASS
1994                11.01         0.50           (0.61)        (0.49)       (0.14)         10.27         (0.97)%      21,247
1993                10.87         0.53           0.21          (0.53)       (0.07)         11.01         6.99%        24,047
1992                10.61         0.65           0.29          (0.64)       (0.04)         10.87         9.11%        16,718
1991                10.12         0.77           0.50          (0.77)       (0.01)         10.61         12.94%       7,116
1990(2)             10.00         0.48           0.12          (0.48)       ___            10.12         6.10%        3,986
SHORT-TERM INCOME FUND
----------------------
INSTITUTIONAL
1995(4)             10.00         0.25           0.03          (0.23)       ___            10.05         2.87%        36,058
PENNSYLVANIA TAX-FREE BOND FUND
-------------------------------
INSTITUTIONAL
1995(1)             9.56          0.47           0.67          (0.46)       (0.01)         10.23         12.30%       5,977
PRIOR CLASS
1994                10.48         0.46           (0.85)        (0.46)       (0.07)         9.56          (3.90)%      7,008
1993                9.77          0.45           0.70          (0.44)       --             10.48         11.94%       5,883
1992(6)             10.00         --             (0.23)        --           --             9.77          (2.28)%      3,405
CASH MANAGEMENT FUND
--------------------
INSTITUTIONAL
1995(1)             1.00          0.05           ___           (0.05)       ___            1.00          5.43%        234,520
PRIOR CLASS
1994                1.00          0.03           (0.03)        ___          ___            1.00          3.41%        140,545
1993                1.00          0.03           (0.03)        ___          ___            1.00          2.80%        215,223
1992                1.00          0.04           (0.04)        ___          ___            1.00          3.79%        113,096
1991                1.00          0.06           (0.06)        ___          ___            1.00          6.22%        151,166
1990(7)             1.00          0.07           (0.07)        ___          ___            1.00          7.59%        39,061
U.S. TREASURY SECURITIES FUND
-----------------------------
INSTITUTIONAL
1995(1)             1.00          0.05           ___           (0.05)       ___            1.00          5.27%        444,529
PRIOR CLASS
1994                1.00          0.03           (0.03)        ___          ___            1.00          3.07%        325,379
1993                1.00          0.03           (0.03)        ___          ___            1.00          2.57%        257,934
1992                1.00          0.04           (0.04)        ___          ___            1.00          3.64%        340,904
1991                1.00          0.06           (0.06)        ___          ___            1.00          5.96%        341,931
1990(7)             1.00          0.07           (0.07)        ___          ___            1.00          7.44%        106,771
TAX-FREE FUND
-------------
INSTITUTIONAL
1995(1)             1.00          0.03           ___           (0.03)       ___            1.00          3.43%        60,509
PRIOR CLASS
1994                1.00          0.02           (0.02)        ___          ___            1.00          2.21%        54,904
1993                1.00          0.02           (0.02)        ___          ___            1.00          1.97%        46,239
1992                1.00          0.03           (0.03)        ___          ___            1.00          2.88%        46,295
1991                1.00          0.04           (0.04)        ___          ___            1.00          4.44%        45,647
1990(7)             1.00          0.05           (0.05)        ___          ___            1.00          5.31%        24,167

                                                                    Ratio
                                                                    of Net
                                                  Ratio of          Investment
                                    Ratio of      Expenses          Income
                                    Net           to Average        to Average
                    Ratio of        Investment    Net Assets        Net Assets
                    Expenses        Income        (Excluding        (Excluding      Portfolio
                    to Average      to Average    Waivers and       Waivers and     Turnover
                    Net Assets      Net Assets    Reimbursements)   Reimbursements) Rate

INTERMEDIATE INCOME FUND
------------------------
INSTITUTIONAL
1995(1)             0.64%           5.72%          1.15%            5.21%            260%
PRIOR CLASS
1994                0.90%           4.66%          1.64%            3.92%            170%
1993                0.78%           4.89%          1.50%            4.17%            90%
1992                0.47%           6.31%          1.24%            5.57%            53%
1991                0.40%           7.69%          1.34%            6.76%            33%
1990(2)             0.75%           7.42%          1.69%            6.48%            39%
SHORT-TERM INCOME FUND
----------------------
INSTITUTIONAL
1995(4)             0.63%           5.43%          1.08%            4.98%            40%
PENNSYLVANIA TAX-FREE BOND FUND
-------------------------------
INSTITUTIONAL
1995(1)             0.51%           4.64%          1.65%            3.50%            15%
PRIOR CLASS
1994                0.38%           4.61%          1.57%            3.42%            37%
1993                0.51%           4.35%          1.63%            3.23%            50%
1992(6)             2.67%           0.52%          3.41%            (0.22%)          31%
CASH MANAGEMENT FUND
--------------------
INSTITUTIONAL
1995(1)             0.56%           5.32%          0.79%            5.09%            N/A
PRIOR CLASS
1994                0.71%           3.32%          0.99%            3.05%            N/A
1993                0.65%           2.75%          0.87%            2.53%            N/A
1992                0.48%           3.76%          0.70%            3.55%            N/A
1991                0.49%           5.84%          0.79%            5.54%            N/A
1990(7)             0.42%           7.95%          0.75%            7.62%            N/A
U.S. TREASURY SECURITIES FUND
-----------------------------
INSTITUTIONAL
1995(1)             0.62%           5.14%          0.78%            4.98%            N/A
PRIOR CLASS
1994                0.72%           3.03%          0.97%            2.78%            N/A
1993                0.66%           2.55%          0.87%            2.33%            N/A
1992                0.46%           3.65%          0.69%            3.44%            N/A
1991                0.51%           5.61%          0.79%            5.32%            N/A
1990(7)             0.38%           7.73%          0.79%            7.32%            N/A
TAX-FREE FUND
-------------
INSTITUTIONAL
1995(1)             0.46%           3.37%          0.83%            3.00%            N/A
PRIOR CLASS
1994                0.37%           2.22%          1.05%            1.53%            N/A
1993                0.45%           1.95%          0.96%            1.44%            N/A
1992                0.33%           2.83%          0.73%            2.45%            N/A
1991                0.43%           4.37%          0.87%            3.93%            N/A
1990(7)             0.31%           5.57%          0.91%            4.97%            N/A

*Total Return figures do not reflect applicable sales loads.
(1) On February 21, 1995 the shares of the Fund were exchanged for Institutional shares or redesignated as Retail shares. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, ratios of net investment income, total return, and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares based upon the relative net assets of each class of shares as of February 21, 1995 and the results combined therewith the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995.
(2) Commenced operations on February 28, 1990. All ratios for the period have been annualized.
(3) Commenced operations on March 15, 1994. All ratios for the period have been annualized.
(4) Commenced operations on May 15, 1995. All ratios for the period have been annualized.
(5) Commenced operations on June 27, 1995. All ratios for the period have been annualized.

(6) Commenced operations on September 21, 1992. All ratios for the period have been annualized.
(7) Commenced operations on November 27, 1989. All ratios for the period have been annualized.


THE THIRD AND FOURTH SENTENCES OF THE SECOND PARAGRAPH OF THE SECTION ENTITLED "OTHER INVESTMENT POLICIES-SPECIAL RISKS AND CONSIDERATIONS" ON PAGE 28 ARE ELIMINATED AND REPLACED WITH THE FOLLOWING:

        Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in the last three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million at June 30, 1994.

THE SECOND AND THIRD PARAGRAPHS OF THE SECTION ENTITLED "TAXES-PENNSYLVANIA STATE TAX" ON PAGE 34 ARE ELIMINATED AND REPLACED WITH THE FOLLOWING:

        Distributions attributable to interest from Pennsylvania Municipal Obligations or Federal Obligations is not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Pennsylvania Municipal Obligations or Federal Obligations are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in one of the Funds that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

        Shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L.507, as amended, to the extent that a Fund is comprised of Pennsylvania Municipal Obligations and Federal Obligations.

THE FIRST SENTENCE OF THE SECTION ENTITLED "MANAGEMENT OF THE COMPANY - CUSTODIANS AND TRANSFER AGENT" ON PAGE 38 IS ELIMINATED AND REPLACED WITH THE
FOLLOWING:

        Citibank, N.A. serves as custodian for each Fund other than the International Equity Fund. CoreStates Bank, N.A. is expected to replace Citibank, N.A. as custodian for these Funds on or about March 7, 1996.

                       PLEASE RETAIN FOR FUTURE REFERENCE

                                              RETAIL SHARES
                                           Cash Management Fund
                                              Tax-Free Fund
                                      U.S. Treasury Securities Fund
                                               Equity Fund
                                           Special Equity Fund
                                                Bond Fund
                                         Intermediate Income Fund
                                     Pennsylvania Tax-Free Bond Fund
                                              Balanced Fund
                                          Short-Term Income Fund
                                        International Equity Fund

                          ------------------------------------------------------

                                                PROSPECTUS
                                            FEBRUARY 21, 1995

                          ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       -----
Prospectus Summary..................................................................      2
Expense Summary.....................................................................      4
Financial Highlights................................................................      5
Investment Objectives and Policies..................................................     10
How to Purchase and Redeem Shares...................................................     15
Valuation of Shares.................................................................     22
Dividends...........................................................................     23
Other Investment Policies...........................................................     23
Investment Restrictions.............................................................     33
Taxes...............................................................................     35
Performance Information.............................................................     39
Management of the Company...........................................................     41
General Information.................................................................     44

                      [MERIDIAN INNVESTMENT COMPANY LOGO]
                               INVESTMENT ADVISOR

                         SEI FINANCIAL SERVICES COMPANY
                                  DISTRIBUTOR

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

CON-F-001-01

                           CONESTOGA FAMILY OF FUNDS
                                 RETAIL SHARES
680 East Swedesford Road                                    For information,
Wayne, Pennsylvania 19087-1658                               call (800) 344-2716

  Conestoga Family of Funds (the "Company") is an open-end management investment company. This Prospectus describes the eleven separate investment portfolios (the "Funds") which are offered by the Company, each of which is advised by Meridian Investment Company (the "Investment Advisor"). These Funds enable the Company to meet a wide range of investment needs. This Prospectus relates to a separate series of shares (the "Retail Shares") of each of the Funds.

MONEY MARKET FUNDS

  THE CONESTOGA CASH MANAGEMENT FUND'S investment objective is to seek current income with liquidity and stability of principal.

  THE CONESTOGA TAX-FREE FUND'S investment objective is to seek current income which is exempt from regular federal income tax with liquidity and stability of principal.

  THE CONESTOGA U.S. TREASURY SECURITIES FUND'S investment objective is to seek current income with liquidity and stability of principal.

EQUITY FUNDS

  THE CONESTOGA EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks.

  THE CONESTOGA INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term growth of capital.

  THE CONESTOGA SPECIAL EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks.

BOND FUNDS

  THE CONESTOGA BOND (FORMERLY THE INCOME) FUND'S investment objective is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities.

  THE CONESTOGA INTERMEDIATE INCOME (FORMERLY THE LIMITED MATURITY) FUND has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with remaining or expected maturities of ten years or less, and a secondary objective of seeking capital growth.

  THE CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND'S investment objective is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and, to the extent possible, from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal alternative minimum tax.

  THE CONESTOGA SHORT-TERM INCOME FUND'S investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.

BALANCED FUND

  THE BALANCED FUND'S investment objective is to seek a balance of capital appreciation and current income consistent with the preservation of capital.

  The Investment Advisor is located in Malvern, Pennsylvania. Marvin & Palmer Associates, Inc. is the sub-investment advisor to the International Equity Fund. SEI Financial Management Corporation acts as the Company's administrator and SEI Financial Services Company acts as the Company's distributor. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE INVESTMENT ADVISOR OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH OF THE CASH MANAGEMENT, TAX-FREE AND U.S. TREASURY SECURITIES FUNDS SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN ANY FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  This Prospectus sets forth concisely the information about Retail Shares of the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. The Statement of Additional Information bears the same date as this Prospectus, is incorporated by reference in its entirety into this Prospectus, and is available upon request without charge by writing to the Company at its address or by calling the Company at the telephone number shown above.
                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------

               The date of this Prospectus is February 21, 1995.

                               PROSPECTUS SUMMARY

Shares Offered................   Units of Beneficial Interest of a separate class (the
                                 "Retail Shares") of each Fund.
Offering Price and
  Sale Charge.................   The public offering price of Retail Shares of each Fund is equal to its net asset value per Share which, with respect to the Cash Management, Tax-Free and U.S. Treasury
                                 Securities Funds (the "Money Market Funds"), the Company
                                 will seek to maintain at $1.00 and, with respect to the
                                 Equity, Special Equity, International Equity, Bond,
                                 Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term
                                 Income and Balanced Funds (the "Non-Money Market Funds"),
                                 includes a sales charge.
Minimum Purchase..............   $1,000 minimum initial investment with no minimum subsequent investment.
Investment Objectives.........   MONEY MARKET FUNDS: The CASH MANAGEMENT FUND and the U.S.
                                 TREASURY SECURITIES FUND will each seek current income with liquidity and stability of principal. The TAX-FREE FUND will seek current income which is exempt from regular federal
                                 income tax with liquidity and stability of principal.
                                 EQUITY FUNDS: The EQUITY FUND and the SPECIAL EQUITY FUND
                                 will each seek capital growth by investing primarily in a
                                 diversified portfolio of common stocks. The INTERNATIONAL
                                 EQUITY FUND will seek long-term growth of capital.
                                 BOND FUNDS: The BOND FUND will seek to maximize long-term
                                 total return by investing principally in a diversified
                                 portfolio of debt securities. The INTERMEDIATE INCOME FUND has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with expected or remaining maturities of ten
                                 years or less, and a secondary objective of seeking capital growth. The investment objective of the PENNSYLVANIA
                                 TAX-FREE BOND FUND is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and, to the extent possible, from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal
                                 alternative minimum tax. Shares of the Pennsylvania Tax-Free
                                 Bond Fund will be exempt from Pennsylvania personal property taxes. The SHORT-TERM INCOME FUND'S investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified
                                 portfolio of investment grade debt securities.
                                 BALANCED FUND: The BALANCED FUND'S investment objective is to seek a balance of capital appreciation and current income consistent with the preservation of capital.
Investment Policies...........   MONEY MARKET FUNDS: The CASH MANAGEMENT FUND invests
                                 principally in short-term high-quality money market
                                 instruments. The TAX-FREE FUND invests principally in
                                 short-term high-quality municipal obligations the interest on which is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. The U.S. TREASURY SECURITIES FUND invests exclusively in short-term obligations issued or
                                 guaranteed by the U.S. Treasury and in repurchase agreements secured by U.S. Treasury instruments.

                                 EQUITY FUNDS: The EQUITY FUND will normally invest at least
                                 80% of its total assets in common stocks. The SPECIAL EQUITY
                                 FUND will normally invest in common stocks of domestic
                                 companies that the Investment Advisor expects will
                                 experience growth in earnings and price. The INTERNATIONAL
                                 EQUITY FUND will normally invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United
                                 States.
                                 BOND FUNDS: The BOND FUND will normally invest at least 80%
                                 of its total assets in debt securities of all types. The
                                 INTERMEDIATE INCOME FUND will normally invest at least 80%
                                 of its total assets in debt securities of all types with
                                 maximum expected or remaining maturities of ten years or
                                 less. The PENNSYLVANIA TAX-FREE BOND FUND will invest
                                 substantially all of its assets (but in no event less than
                                 80%) in investment grade municipal securities the interest on which is exempt from federal individual income tax and
                                 from Pennsylvania state and local personal income tax, and is not treated as a specific tax preference item under the federal alternative minimum tax. The SHORT-TERM INCOME FUND will invest principally in investment grade debt securities of all types with maximum expected or remaining maturities of three years or less. The Fund will normally have an
                                 average dollar-weighted portfolio maturity of approximately one year.
                                 BALANCED FUND: The BALANCED FUND will normally invest at all times at least 30% of the value of its total assets in
                                 fixed-income securities and no more than 70% in equity
                                 securities.
Investment Risks and
  Characteristics.............   Funds investing in debt and equity securities are subject to market risk. Market risk is the possibility that prices of securities held by a Fund will decline over a short or even extended period. Stock markets tend to be cyclical, with
                                 periods of generally declining prices. The cycles will
                                 affect the value of a fund investing in equity securities.
                                 Funds investing in equity securities of foreign companies
                                 also will be subject to the risks of fluctuations in the
                                 values of foreign currencies relative to the U.S. dollar and other risks, including future political and economic
                                 developments and the possible imposition of exchange
                                 controls or other foreign governmental laws or restrictions.
                                 Funds investing in debt securities are subject to market
                                 risk caused by fluctuations in interest rates and are
                                 subject to the risk that particular issuers will be unable to meet their obligations. See "Investment Objectives and
                                 Policies" and "Other Investment Policies" in the Prospectus
                                 and "Investments, Policies and Restrictions" in the
                                 Statement of Additional Information.
Dividends and Capital Gains...   Dividends from net income are generally declared and paid
                                 annually with respect to the International Equity Fund,
                                 quarterly with respect to the Equity Fund, the Special
                                 Equity Fund and the Balanced Fund and monthly with respect to the Bond Funds. Dividends from net income are declared
                                 daily and paid monthly with respect to the Money Market
                                 Funds. Net realized capital gains are distributed at least annually.
Investment Advisor............   Meridian Investment Company. Marvin & Palmer Associates,
                                 Inc. (the "Sub-advisor") serves as the sub-advisor for the
                                 International Equity Fund.
Distributor...................   SEI Financial Services Company.

                                EXPENSE SUMMARY

  The purpose of the following table is to assist a potential purchaser of Retail Shares of a Fund in understanding the various costs and expenses that an investor in such Shares of the Fund will bear directly or indirectly.

                                                                    CONESTOGA      CONESTOGA                    CONESTOGA
                                                                      MONEY          EQUITY      CONESTOGA      BALANCED
                                                                   MARKET FUNDS      FUNDS       BOND FUNDS       FUND
                                                                   ------------   ------------   ----------   -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of
    offering price).............................................         0%           2.0%          2.0%           2.0%
  Maximum Sales Load Imposed on Reinvested Dividends............         0%             0%            0%             0%
  Deferred Sales Load...........................................         0%             0%            0%             0%
  Redemption Fees...............................................         0%             0%            0%             0%
  Exchange Fee..................................................         0%             0%            0%             0%

                                                                                      U.S.
                                                         CASH                       TREASURY                  INTERNATIONAL
                                                      MANAGEMENT     TAX-FREE      SECURITIES      EQUITY        EQUITY
                                                         FUND          FUND           FUND          FUND          FUND
                                                      ----------   ------------   ------------   ----------   -------------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Advisory Fees After Fee Waivers(1)...............      .34%          .25%           .32%          .74%          1.00%
  12b-1 Fees After Fee Waivers(2)..................      .25%          .08%           .25%          .40%           .40%
  Other Expenses After Reimbursements(3)...........      .25%          .32%           .25%          .27%           .92%
                                                        -----         -----          -----         -----         ------
  Total Fund Operating Expenses....................      .84%          .65%           .82%         1.41%          2.32%
                                                      ===========  ===========    ============   ==========   ===========

                                                                                  PENNSYLVANIA
                                            SPECIAL                INTERMEDIATE     TAX-FREE     SHORT-TERM
                                            EQUITY       BOND         INCOME          BOND         INCOME       BALANCED
                                             FUND        FUND          FUND           FUND          FUND          FUND
                                            -------   ----------   ------------   ------------   ----------   -------------
  Advisory Fees After Fee Waivers(1).......   .50%       .40%          .40%           .25%          .50%           .75%
  12b-1 Fees After Fee Waivers(2)..........   .40%       .32%          .39%           .00%          .40%           .40%
  Other Expenses After Reimbursements(3)...   .39%       .28%          .25%           .59%          .37%           .48%
                                            -------     -----         -----          -----         -----         ------
  Total Fund Operating Expenses............  1.29%      1.00%         1.04%           .84%         1.27%          1.63%
                                            ======    ===========  ===========    ============   ==========   ===========

---------

(1) Advisory Fees are payable at the maximum annual rates of .40%, .40%, .40%, .74%, 1.00%, 1.50%, .74%, .74%, .74%, .74% and .75% of the average daily net assets of the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund, respectively.

(2) 12b-1 fees are payable at the annual rate of .40%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of National Association of Securities Dealers, Inc. ("NASD") for investment companies without 12b-1 fees. Does not include other fees which certain financial or other institutions may charge certain customers in connection with their accounts. (See "MANAGEMENT OF THE FUND -- Distribution and Services Plan.").

(3) "Other Expenses After Reimbursements" include administrative fees. Until April 30, 1995, administration fees will equal .20% of each Fund's average net assets. Effective May 1, 1995, an Administration Agreement with a new Administrator provides that administration fees will not exceed .17% of each Fund's average net assets. (See "MANAGEMENT OF THE FUND -- Investment Advisor and Administrator and Distributor.")

EXAMPLE
    You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; (2) redemption at the end of each time period; and (3) the imposition of a maximum sales load at the beginning of the period.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
                  Cash Management Fund....................    $  9       $27        $47        $104
                  Tax-Free Fund...........................    $  7       $21        $36        $ 81
                  U.S. Treasury Securities Fund...........    $  8       $26        $46        $101
                  Equity Fund.............................    $ 34       $64        $96        $186
                  International Equity Fund...............    $ 43       $91
                  Special Equity Fund.....................    $ 36       $60        $89        $173
                  Bond Fund...............................    $ 30       $51        $74        $140
                  Intermediate Income Fund................    $ 30       $52        $76        $145
                  Pennsylvania Tax-Free Bond Fund.........    $ 28       $46        $66        $122
                  Short-Term Income Fund..................    $ 33       $59
                  Balanced Fund...........................    $ 36       $70

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE INTERNATIONAL EQUITY, SHORT-TERM INCOME AND BALANCED FUNDS ARE NEW. THE ABOVE FIGURES WITH RESPECT TO EACH FUND ARE ESTIMATES FOR THE CURRENT YEAR ONLY. ACTUAL EXPENSES FOR EACH FUND MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The Expense Summary has been restated with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds to reflect various projected fee and expense rates for the fiscal year ending October 31, 1995. The Special Equity Fund did not commence investment operations until March 15, 1994. The International Equity, Short-Term Income and Balanced Funds are expected to commence operations shortly after the effective date of this Prospectus. Without fee waivers and expense reimbursements by the Investment Advisor, Total Fund Operating Expenses for the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund would be 1.10%, 1.17%, 1.10%, 1.43%, 2.37%, 2.29%, 1.44%, 1.44%, 2.46%, 1.56%, and 1.68%, respectively, for the fiscal year or period ending October 31, 1995. Certain of the fee waivers and expense reimbursements reflected in the Expense Summary are based upon informal commitments of the Investment Advisor in connection with the implementation of the Company's multiple class structure to waive or reimburse certain expenses until February 1996; there can be no assurance that such commitments will continue thereafter. There may be a charge of $7.00 for each redemption paid by wire. See "MANAGEMENT OF THE FUND -- Expenses" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Funds.

  The information in the foregoing fee tables and examples relates only to the Retail Shares of each Fund. Each of the Company's eleven Funds also offer another class of Shares known as Institutional Shares. The Institutional Shares and Retail Shares of each Fund are subject to the same expenses except that Institutional Shares are not subject to a Rule 12b-1 fee and the Institutional Shares of the Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds are not sold with a sales charge.

                              FINANCIAL HIGHLIGHTS

  The "Financial Highlights" in the following tables supplements the Company's financial statements contained in the Statement of Additional Information and sets forth certain historic investment results of Shares of each Fund that had commenced investment operations prior to the date of this Prospectus. The Company's financial statements and the data reported in "Financial Highlights" for the years ended October 31, 1994, 1993, 1992 and 1991 and period ended October 31, 1990 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond and Intermediate Income Funds, the years ended October 31, 1994 and 1993 and period ended October 31, 1992 with respect to the Pennsylvania Tax-Free Bond Fund, and the period ended October 31, 1994 with respect to the Special Equity Fund were audited by the Company's independent auditors, whose report thereon is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's annual report which may be obtained without charge.

  The information in the following tables is not necessarily indicative of future results with respect to the Retail Shares. See the "EXPENSE SUMMARY."

                              CASH MANAGEMENT FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                           FOR THE YEAR ENDED OCTOBER 31,              NOVEMBER 27, 1989
                                                 --------------------------------------------------     TO OCTOBER 31,
                                                   1994          1993          1992          1991           1990(1)
                                                 --------      --------      --------      --------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $   1.00      $   1.00      $   1.00      $   1.00         $  1.00
                                                 --------      --------      --------      --------         -------
INVESTMENT ACTIVITIES
  Net Investment Income.......................      0.034         0.028         0.037         0.060           0.073
                                                 --------      --------      --------      --------         -------
DISTRIBUTIONS
  Net Investment Income.......................     (0.034)       (0.028)       (0.037)       (0.060)         (0.073)
                                                 --------      --------      --------      --------         -------
NET ASSET VALUE, END OF PERIOD................   $   1.00      $   1.00      $   1.00      $   1.00         $  1.00
                                                 ========      ========      ========      ========    =================
TOTAL RETURN..................................       3.41%         2.80%         3.79%         6.22%           7.59%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)...........   $140,545      $215,223      $113,096      $151,166         $39,061
  Ratio of Expenses to Average Net Assets.....       0.71%         0.65%         0.48%         0.49%           0.42%(2)
  Ratio of Net Investment Income to Average
    Net Assets................................       3.32%         2.75%         3.76%         5.84%           7.95%(2)
  Ratio of Expenses to Average Net Assets*....       0.99%         0.87%         0.70%         0.79%           0.75%(2)
  Ratio of Net Investment Income to Average
    Net Assets*...............................       3.05%         2.53%         3.55%         5.54%           7.62%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 (1) Period from commencement of operations.

 (2) Annualized.

                                 TAX-FREE FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                             FOR THE YEAR ENDED OCTOBER 31,            NOVEMBER 27, 1989
                                                     ----------------------------------------------     TO OCTOBER 31,
                                                      1994         1993         1992         1991           1990(1)
                                                     -------      -------      -------      -------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $  1.00      $  1.00      $  1.00      $  1.00         $  1.00
                                                     -------      -------      -------      -------         -------
INVESTMENT ACTIVITIES
  Net Investment Income...........................     0.022        0.020        0.028        0.044           0.052
                                                     -------      -------      -------      -------         -------
Distributions
  Net Investment Income...........................    (0.022)      (0.020)      (0.028)      (0.044)         (0.052)
                                                     -------      -------      -------      -------         -------
NET ASSET VALUE, END OF PERIOD....................   $  1.00      $  1.00      $  1.00      $  1.00         $  1.00
                                                     =======      =======      =======      =======    =================
TOTAL RETURN......................................      2.21%        1.97%        2.88%        4.44%           5.31%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)...............   $54,904      $46,239      $46,295      $45,647         $24,167
  Ratio of Expenses to Average Net Assets.........      0.37%        0.45%        0.33%        0.43%           0.31%(2)
  Ratio of Net Investment Income to Average
    Net Assets....................................      2.22%        1.95%        2.83%        4.37%           5.57%(2)
  Ratio of Expenses to Average Net Assets*........      1.05%        0.96%        0.73%        0.87%           0.91%(2)
  Ratio of Net Investment Income to Average
    Net Assets*...................................      1.53%        1.44%        2.45%        3.93%           4.97%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 (1) Period from commencement of operations.

 (2) Annualized.

                         U.S. TREASURY SECURITIES FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                           FOR THE YEAR ENDED OCTOBER 31,              NOVEMBER 27, 1989
                                                 --------------------------------------------------     TO OCTOBER 31,
                                                   1994          1993          1992          1991           1990(1)
                                                 --------      --------      --------      --------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $   1.00      $   1.00      $   1.00      $   1.00        $    1.00
                                                 --------      --------      --------      --------         --------
INVESTMENT ACTIVITIES
  Net Investment Income.......................      0.030         0.025         0.036         0.058            0.073
                                                 --------      --------      --------      --------         --------
DISTRIBUTIONS
  Net Investment Income.......................     (0.030)       (0.025)       (0.036)       (0.058)          (0.073)
                                                 --------      --------      --------      --------         --------
NET ASSET VALUE, END OF PERIOD................   $   1.00      $   1.00      $   1.00      $   1.00        $    1.00
                                                 ========      ========      ========      ========    =================
TOTAL RETURN..................................       3.07%         2.57%         3.64%         5.96%            7.44%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)...........   $325,379      $257,934      $340,904      $341,931        $ 106,771
  Ratio of Expenses to Average Net Assets.....       0.72%         0.66%         0.46%         0.51%            0.38%(2)
  Ratio of Net Investment Income to Average
    Net Assets................................       3.03%         2.55%         3.65%         5.61%            7.73%(2)
  Ratio of Expenses to Average Net Assets*....       0.97%         0.87%         0.69%         0.79%            0.79%(2)
  Ratio of Net Investment Income to Average
    Net Assets*...............................       2.78%         2.33%         3.44%         5.32%            7.32%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 (1) Period from commencement of operations.

 (2) Annualized.

                                  EQUITY FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                           FOR THE YEAR ENDED OCTOBER 31,              FEBRUARY 28, 1990
                                                 --------------------------------------------------     TO OCTOBER 31,
                                                   1994          1993          1992          1991           1990(1)
                                                 --------      --------      --------      --------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $  15.39      $  13.93      $  13.08      $   8.95         $ 10.00
                                                 --------      --------      --------      --------         -------
INVESTMENT ACTIVITIES
  Net Investment Income.......................       0.11          0.14          0.19          0.26            0.14
  Net Realized and Unrealized Gains (Losses)
    on Investments............................       0.22          1.89          1.02          4.13           (1.05)
                                                 --------      --------      --------      --------         -------
      Total from Investment Activities........       0.33          2.03          1.21          4.39           (0.91)
DISTRIBUTIONS
  Net Investment Income.......................      (0.11)        (0.14)        (0.19)        (0.26)          (0.14)
  Net Realized Gains..........................      (0.61)        (0.43)        (0.17)
                                                 --------      --------      --------      --------         -------
      Total Distributions.....................      (0.72)        (0.57)        (0.36)        (0.26)          (0.14)
                                                 --------      --------      --------      --------         -------
NET ASSET VALUE, END OF PERIOD................   $  15.00      $  15.39      $  13.93      $  13.08         $  8.95
                                                 ========      ========      ========      ========    =================
TOTAL RETURN..................................       2.21%        14.90%         9.27%        49.37%          (9.22)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)...........   $ 50,128      $ 45,677      $ 28,103      $ 12,830         $ 5,982
  Ratio of Expenses to Average Net Assets.....       1.49%         1.20%         0.92%         0.54%           0.65%(2)
  Ratio of Net Investment Income to Average
    Net Assets................................       0.75%         0.94%         1.47%         2.30%           2.29%(2)
  Ratio of Expenses to Average Net Assets*....       1.51%         1.41%         1.23%         1.48%           1.59%(2)
  Ratio of Net Investment Income to Average
    Net Assets*...............................       0.73%         0.73%         1.17%         1.36%           1.35%(2)
Portfolio Turnover Rate.......................      35.41%        23.68%        38.90%        68.15%          42.78%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1) Period from commencement of operations.

(2) Annualized.

                              SPECIAL EQUITY FUND
        (For a Fund Share Outstanding Throughout the Period presented.)

                                                                                                 MARCH 15, 1994 TO
                                                                                                    OCTOBER 31,
                                                                                                      1994(1)
                                                                                                 -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................         $ 10.00
                                                                                                      -------
INVESTMENT ACTIVITIES
  Net Investment Income......................................................................            0.06
  Net Realized and Unrealized Gains (Losses) on Investments..................................           (0.63)
                                                                                                      -------
      Total from Investment Activities.......................................................           (0.57)
DISTRIBUTIONS
  Net Investment Income......................................................................           (0.06)
  Net Realized Gains.........................................................................
                                                                                                      -------
      Total Distributions....................................................................           (0.06)
                                                                                                      -------
NET ASSET VALUE, END OF PERIOD...............................................................         $  9.37
                                                                                                 =================
TOTAL RETURN.................................................................................           (5.72)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)..........................................................         $10,069
  Ratio of Expenses to Average Net Assets....................................................            0.15%(2)
  Ratio of Net Investment Income to Average Net Assets.......................................            1.06%(2)
  Ratio of Expenses to Average Net Assets*...................................................            2.10%(2)
  Ratio of Net Investment Income to Average Net Assets*......................................           (0.89)%(2)
Portfolio Turnover Rate......................................................................           38.70%

---------
* During the periods the investment advisory, administration, and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1) Period from commencement of operations.

(2) Annualized.

                                   BOND FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                            FOR THE YEAR ENDED OCTOBER 31,              FEBRUARY 28, 1990
                                                     ---------------------------------------------       TO OCTOBER 31,
                                                      1994         1993         1992         1991            1990(1)
                                                     -------      -------      -------      ------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $ 11.18      $ 10.89      $ 10.65      $ 9.96           $ 10.00
                                                     -------      -------      -------      ------            ------
INVESTMENT ACTIVITIES
  Net Investment Income.........................        0.53         0.56         0.70        0.78              0.50
  Net Realized and Unrealized Gains (Losses) on
    Investments.................................       (1.04)        0.54         0.32        0.69             (0.04)
                                                     -------      -------      -------      ------            ------
      Total from Investment Activities..........       (0.51)        1.10         1.02        1.47              0.46
                                                     -------      -------      -------      ------            ------
DISTRIBUTIONS
  Net Investment Income.........................       (0.52)       (0.56)       (0.68)      (0.78)            (0.50)
  Net Realized Gains............................       (0.34)       (0.25)       (0.10)
                                                     -------      -------      -------      ------            ------
      Total Distributions.......................       (0.86)       (0.81)       (0.78)      (0.78)            (0.50)
                                                     -------      -------      -------      ------            ------
NET ASSET VALUE, END OF PERIOD..................     $  9.81      $ 11.18      $ 10.89      $10.65           $  9.96
                                                     =======      =======      =======      ======      ================
TOTAL RETURN....................................       (4.75)%      10.63%        9.82%      15.16%             4.64%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).............     $23,377      $27,346      $15,180      $7,255           $ 4,593
  Ratio of Expenses to Average Net Assets.......        1.01%        0.88%        0.46%       0.47%             0.68%(2)
  Ratio of Net Investment Income to Average
    Net Assets..................................        5.07%        5.16%        6.78%       7.71%             7.75%(2)
  Ratio of Expenses to Average Net Assets*......        1.60%        1.49%        1.24%       1.41%             1.62%(2)
  Ratio of Net Investment Income to Average
    Net Assets*.................................        4.48%        4.55%        6.01%       6.78%             6.81%(2)
Portfolio Turnover Rate.........................      231.88%      158.51%       99.03%      47.30%            22.57%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1) Period from commencement of operations.

(2) Annualized.

                            INTERMEDIATE INCOME FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                            FOR THE YEAR ENDED OCTOBER 31,              FEBRUARY 28, 1990
                                                     ---------------------------------------------       TO OCTOBER 31,
                                                      1994         1993         1992         1991            1990(1)
                                                     -------      -------      -------      ------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $11.01       $ 10.87      $ 10.61      $10.12           $ 10.00
                                                     -------      -------      -------      ------            ------
INVESTMENT ACTIVITIES
  Net Investment Income.........................        0.50         0.53         0.65        0.77              0.48
  Net Realized and Unrealized Gains (Losses) on
    Investments.................................       (0.61)        0.21         0.29        0.50              0.12
                                                     -------      -------      -------      ------            ------
      Total from Investment Activities..........       (0.11)        0.74         0.94        1.27              0.60
                                                     -------      -------      -------      ------            ------
DISTRIBUTIONS
  Net Investment Income.........................       (0.49)       (0.53)       (0.64)      (0.77)            (0.48)
  Net Realized Gains............................       (0.14)       (0.07)       (0.04)      (0.01)
                                                     -------      -------      -------      ------            ------
      Total Distributions.......................       (0.63)       (0.60)       (0.68)      (0.78)            (0.48)
                                                     -------      -------      -------      ------            ------
NET ASSET VALUE, END OF PERIOD..................     $ 10.27      $ 11.01      $ 10.87      $10.61           $ 10.12
                                                     =======      =======      =======      ======      ================
TOTAL RETURN....................................       (0.97%)       6.99%        9.11%      12.94%             6.10%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).............     $21,247      $24,047      $16,718      $7,116           $ 3,986
  Ratio of Expenses to Average Net Assets.......        0.90%        0.78%        0.47%       0.40%             0.75%(2)
  Ratio of Net Investment Income to Average
    Net Assets..................................        4.66%        4.89%        6.31%       7.69%             7.42%(2)
  Ratio of Expenses to Average Net Assets*......        1.64%        1.50%        1.24%       1.34%             1.69%(2)
  Ratio of Net Investment Income to Average
    Net Assets*.................................        3.92%        4.17%        5.57%       6.76%             6.48%(2)
Portfolio Turnover Rate.........................      170.23%       90.17%       53.28%      32.94%            39.36%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1) Period from commencement of operations.

(2) Annualized.

                        PENNSYLVANIA TAX-FREE BOND FUND
    (For a Fund Share Outstanding Throughout the Year and Period presented.)

                                                                                                         SEPTEMBER 21,
                                                                                         YEAR ENDED         1992 TO
                                                                                         OCTOBER 31,      OCTOBER 31,
                                                                               1994         1993            1992(1)
                                                                              ------     -----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................    $10.48       $  9.77          $ 10.00
                                                                              ------     -----------         ------
INVESTMENT ACTIVITIES
  Net Investment Income...................................................      0.46          0.45               --
  Net Realized and Unrealized Gains (Losses) on Investments...............     (0.85)         0.70            (0.23)
                                                                              ------     -----------         ------
      Total from Investment Activities....................................     (0.39)         1.15            (0.23)
                                                                              ------     -----------         ------
DISTRIBUTIONS
  Net Investment Income...................................................     (0.46)        (0.44)
  Net Realized Gains......................................................     (0.07)
                                                                              ------     -----------         ------
      Total Distributions.................................................     (0.53)        (0.44)
                                                                              ------     -----------         ------
NET ASSET VALUE, END OF PERIOD............................................    $ 9.56       $ 10.48          $  9.77
                                                                              ======     ===========     =============
TOTAL RETURN..............................................................     (3.90)%       11.94%           (2.28)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).......................................    $7,008       $ 5,883          $ 3,405
  Ratio of Expenses to Average Net Assets.................................      0.38%         0.51%            2.67%(2)
  Ratio of Net Investment Income to Average Net Assets....................      4.61%         4.35%            0.52%(2)
  Ratio of Expenses to Average Net Assets*................................      1.57%         1.63%            3.41%(2)
  Ratio of Net Investment Income to Average Net Assets*...................      3.42%         3.23%           (0.22)%(2)
Portfolio Turnover Rate...................................................     37.23%        50.19%           31.37%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1) Period from commencement of operations.

(2) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

THE CONESTOGA CASH MANAGEMENT FUND

  The investment objective of the Cash Management Fund is to seek current income with liquidity and stability of principal. The Cash Management Fund will invest only in those obligations which are considered by the Investment Advisor to present minimal credit risk and which at the time of purchase are rated of a high quality, i.e., rated in the highest rating category by a nationally recognized statistical rating organization ("Rating Organization") in the case of commercial paper; or rated in one of the two highest rating categories by a Rating Organization in the case of bonds; or which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. All securities or instruments in which the Cash Management Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The average dollar-weighted maturity of the securities in the Cash Management Fund will not exceed 90 days. Obligations purchased by the Cash Management Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

THE CONESTOGA U.S. TREASURY SECURITIES FUND

  The U.S. Treasury Securities Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements secured by U.S. Treasury instruments. All securities or instruments in which the U.S. Treasury Securities Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The average dollar-weighted maturity of the securities in the U.S. Treasury Securities Fund will not exceed 90 days. Obligations purchased by the U.S. Treasury Securities Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

  To the extent permitted by state and local law, in addition to being suitable for individuals, institutions, custody and certain trust accounts, the U.S. Treasury Securities Fund offers an economical and convenient vehicle for the investment of available cash by state and local governments, their political subdivisions, agencies, instrumentalities and public authorities, as well as by trustees and others, of proceeds of tax-exempt bond issues, whether or not subject to arbitrage limitations or rebate requirements under the Internal Revenue Code of 1986 as amended. Potential investors should consult their legal advisors to determine whether or not their state and local statutes, regulations and applicable governing instruments (such as bond indentures and resolutions) permit such investors to purchase Shares in the U.S. Treasury Securities Fund. The U.S. Treasury Securities Fund offers the advantages of liquidity, diversification and combined investing power, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the U.S. Treasury Securities Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of U.S. Treasury securities. These include selection of investments; surveying the market for the best terms at which to buy and sell; scheduling and monitoring maturities and reinvestments; receipt, delivery and safekeeping of securities; and recordkeeping.

THE CONESTOGA TAX-FREE FUND

  The investment objective of the Tax-Free Fund is to seek current income which is exempt from regular federal income tax with liquidity and stability of principal. The assets of the Tax-Free Fund will be primarily invested in high-quality bonds and notes issued by, or on behalf of, states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax ("Municipal Obligations"), and which have remaining maturities of 397 days or less. The average dollar-weighted maturity of the securities in the Tax-Free Fund will not exceed 90 days. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Obligations.

  The Tax-Free Fund may invest in private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities. Private activity bonds are included in the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. See "TAXES."

  Under normal market conditions, the Tax-Free Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income taxation or is treated as a specific tax preference item under the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. When the Fund is so invested, its investment objective may not be achieved. Uninvested cash reserves will not earn income. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and banker's acceptances of selected banks, private activity bonds and commercial paper meeting the Tax-Free Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

  The Tax-Free Fund will invest only in those Municipal Obligations which are considered by the Investment Advisor to present minimal credit risks and which at the time of purchase are rated high quality, i.e., rated in one of the two highest rating categories assigned by a Rating Organization in the case of bonds; rated in the highest rating category assigned by a Rating Organization in the case of notes, variable rate demand notes and tax-exempt commercial paper; or which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. Municipal Obligations may be purchased in reliance upon a rating only where the Rating Organization is not affiliated with the issuer or guarantor of the Municipal Obligations. If a security is subject to a demand feature, the security must receive both a short-term and a long-term high quality rating or must be determined to be of comparable quality by the Investment Advisor; except that where the demand feature is considered to be "unconditional" under the Investment Company Act of 1940, the security may be acquired solely in reliance on a short-term high quality rating or a determination of comparable quality by the Investment Advisor. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

  The Tax-Free Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax-Free Fund would not be appropriate for tax-deferred plans, such as IRA or Keogh plans. Investors should consult a tax or other financial advisor to determine whether investment in the Tax-Free Fund would be appropriate.

EQUITY FUNDS

THE CONESTOGA EQUITY FUND

  The investment objective of the Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks of companies with large, medium or small capitalizations. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks. The Fund may also invest up to 20% of the value of its total assets in securities convertible into common stocks, preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities.

  Stocks held by the Equity Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. The Investment Advisor has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. The Investment Advisor believes that its quantitative approach reduces subjectivity in the stock selection process.

  Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE CONESTOGA INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to seek long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally, these securities will be issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. Equity securities include for this purpose common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts, or ADRs, and European Depositary Receipts, or EDRs. The Fund may also hold depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

  The Fund may invest in securities of issuers with large, medium or small capitalizations in any country, including, but not limited to, Argentina, Australia, Austria, Belgium, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Israel, Italy, Japan, South Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, the United Kingdom and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies.

  Initial emphasis in the selection of investments is expected to be placed on selection of countries in which to invest, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

  Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, during temporary defensive periods, the Fund may invest up to 100% of its total assets in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase and reverse repurchase agreements, and demand and time deposits of domestic or foreign banks and savings and loan associations, and in money market mutual funds.

THE CONESTOGA SPECIAL EQUITY FUND

  The investment objective of the Special Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks. The Special Equity Fund will normally invest in common stocks of domestic companies that the Investment Advisor expects will experience growth in earnings and price. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may also purchase securities convertible into common stocks, preferred stocks, notes, warrants, and, for daily case management purposes, short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations, including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities. The Investment Advisor's quantitative process described above under "The Conestoga Equity Fund" will be utilized for the Special Equity Fund.

  Many of the companies in which the Special Equity Fund invests will be small and medium capitalized companies. Small capitalized companies are those organizations with "stock market capitalizations" between $100 million and $1 billion and medium capitalized companies are those organizations with stock market capitalizations between $1 billion and $5 billion. "Stock market capitalizations" means the total number of common shares outstanding multiplied by the market price per share.

  The Special Equity Fund will normally purchase the securities of small and medium capitalized companies across a wide range of industry sectors. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Small and medium capitalized companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalized companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. Accordingly, equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

BOND FUNDS

THE CONESTOGA BOND FUND

  The investment objective of the Bond Fund is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities. The Bond Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and money market funds. Some of the securities in which the Fund invests may have warrants or options attached.

THE CONESTOGA INTERMEDIATE INCOME FUND

  The Intermediate Income Fund has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with expected or remaining maturities of ten years or less, and a secondary objective of seeking capital growth. The Fund will normally have an average dollar-weighted portfolio maturity of three to ten years. The Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and money market funds. Some of the securities in which the Fund invests may have warrants or options attached.

THE CONESTOGA PENNSYLVANIA TAX-FREE
BOND FUND

  The investment objective of the Pennsylvania Tax-Free Bond Fund is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal alternative minimum tax. Shares of the Fund will be exempt from Pennsylvania personal property taxes. To achieve this objective, the Fund anticipates that it will invest primarily in Pennsylvania Municipal Obligations (as defined below). Under normal market conditions, the Fund will invest substantially all of its total assets (but in no event less than 80%) in investment grade municipal securities issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and authorities ("Pennsylvania Municipal Obligations"), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal individual income tax and Pennsylvania state and local personal income tax, and is not treated as a specific tax preference item under the federal alternative minimum tax. During temporary defensive periods, the Fund may invest without limitation in other types of securities. These securities may include other types of bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to the Pennsylvania Municipal Obligations, or if unrated, are of comparable quality as determined by the Investment Advisor at the time of purchase. Other debt obligations, such as bank obligations, may be included. Since the Fund's purchases will be limited to investment grade securities, it will not acquire lower quality securities which would carry higher yields and also greater risk.

  Pennsylvania Municipal Obligations acquired by the Pennsylvania Tax-Free Bond Fund will be investment grade at the time of purchase -- that is, obligations rated in one of the four highest rating categories assigned by a Rating Organization in the case of bonds; rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, "SP-1" or "SP-2" by S&P, or "MIG-1" or "MIG-2" by Moody's in the case of notes; rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, or "VMIG-1" or "VMIG-2" by Moody's in the case of variable rate demand notes; or rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's in the case of tax-exempt commercial paper. Unrated obligations acquired by the Fund will be determined by the Investment Advisor to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Fund. Obligations rated in the lowest of the top four rating categories ("BBB" by D&P, Fitch, or S&P, or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of Pennsylvania Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisor will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix A" to the Statement of Additional Information for a description of these rating designations.

THE CONESTOGA SHORT-TERM INCOME FUND

  The investment objective of the Short-Term Income Fund is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities. Under normal conditions, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund will normally have an average dollar-weighted portfolio maturity of approximately one year.

  The Fund will invest principally in debt securities, including bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is in the United States ("Yankee Bonds").

BALANCED FUND

THE CONESTOGA BALANCED FUND

  The investment objective of the Balanced Fund is to seek a balance of capital appreciation and current income consistent with the preservation of capital. The Fund seeks to achieve its objective through a policy of diversified investment in fixed income and equity securities. Equity securities will be selected on the basis of the potential for capital appreciation; current income will not be a significant consideration. Fixed income securities will be selected in an effort to maximize total return with respect to the fixed income portion of the Fund's portfolio. An investor should not consider an investment in the Fund to be a complete investment program.

  The Fund's policy is to invest at all times at least 30% of the value of its total assets in fixed-income securities and no more than 70% in equity securities. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time depending of the judgment of the Investment Advisor as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 30% of its total assets will be in fixed-income securities (including short-term obligations, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

  During temporary, defensive periods, the Fund may invest up to 100% of its total assets in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase and reverse repurchase agreements, and demand and time deposits of domestic or foreign banks and savings and loan associations, and in money market mutual funds.

  Stocks held by the Balanced Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. The Investment Advisor has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. The Investment Advisor believes that its quantitative approach reduces subjectivity in the stock selection process.

  Fixed income securities include both debt securities and preferred stocks, which may be convertible into, or exchangeable for, common stocks. Debt securities include domestic and foreign bonds, Yankee Bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Fund invests may have warrants or options attached.

GENERAL

  The investment objective of each of the Cash Management Fund, U.S. Treasury Securities Fund, Tax-Free Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund and Pennsylvania Tax-Free Bond Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities of the Fund. The investment objective of each of the International Equity Fund, Short-Term Income Fund and Balanced Fund may be changed by the Board of Trustees of the Company.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Retail Shares of each Fund are sold on a continuous basis by the Company's distributor, SEI Financial Services Company (the "Distributor"), and may be purchased directly by mail, by telephone or by wire. The principal office of the Distributor is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Retail Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum initial purchase is $1,000; however, there is no minimum subsequent purchase. The minimum may be waived if purchases are made in connection with qualified pension plans, payroll savings plans or other employer plans. (But see "PURCHASING SHARES -- Auto Invest Plan" below for minimum investment requirements under that plan.) Purchasers will pay the sum of the next calculated net asset value per Share of a Fund selected after the Distributor's agent's receipt of an order to purchase Shares plus a sales charge (see "PURCHASING RETAIL SHARES -- Sales Charges" below).

PURCHASES OF RETAIL SHARES

  Retail Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Investment Advisor, its related companies or their correspondents ("Entities"). With respect to the Money Market Funds, these procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by an Entity and its Customer are invested by the Distributor in Shares of one or more of the Money Market Funds depending upon the type of account or the instructions of the Customer.

  Retail Shares of a Fund sold to an Entity acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by Entity. With respect to Retail Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis.

PURCHASE BY MAIL

  To purchase Retail Shares of a Fund by mail, complete an Account Registration Form and return it along with a check or money order made payable to the appropriate Fund to:

                         The Conestoga Family of Funds
                                 P.O. Box 1912
                                Boston, MA 02105

  An Account Registration Form can be obtained by calling the Company at (800) 344-2716.

PURCHASE BY TELEPHONE OR BY WIRE

  To purchase Retail Shares of a Fund by telephone or by wire, your Account Registration Form must have been previously received by the Distributor. To place an order by telephone or by wire call the Company's toll-free number (800) 344-2716. Payment for Retail Shares ordered by telephone may be made by check and must be received by the Distributor at the address above within seven calendar days of the telephone order. If payment for the Retail Shares is not received within seven days, or if a check timely received does not clear, the purchase may be cancelled and the investor could be liable for any losses or fees incurred. When purchasing Retail Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

  MONEY MARKET FUNDS: Retail Shares of these Funds are purchased at the net asset value per Share of each such Fund (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Retail Shares. An order to purchase Retail Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Company's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Retail Shares which is transmitted by federal funds wire will be available the same day for investment by the Company's custodian, if received prior to noon. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Company strongly recommends that investors of substantial amounts use federal funds to purchase Retail Shares.

  Purchases of Retail Shares of the Money Market Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Company. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Company. In the case of an order placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly. Retail Shares purchased before 12:00 noon, (Eastern Time) begin earning dividends on the same Business Day. All Retail Shares continue to earn dividends through the day before their redemption.

  There is no sales charge imposed by the Company in connection with the purchase of Retail Shares in the Money Market Funds. Sales charges apply to Retail Share purchases of the other Funds.

  EQUITY, BOND AND BALANCED FUNDS: Purchases of Retail Shares in the Non-Money Market Funds will be effected only on a Business Day. The purchase price will be the net asset value per share (see "VALUATION OF SHARES"), plus the applicable sales charge, as determined on the Business Day the order is received in good form by the Distributor, but only if the Distributor receives the order in good form by 4:00 P.M. Eastern Time. Otherwise, the price will be determined as of 4:00 P.M. Eastern Time on the next Business Day. In the case of an order for purchase of Retail Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor by 4:00 P.M. Eastern Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

  ALL FUNDS: The minimum investment is $1,000 for the initial purchase of Retail Shares by an investor. There is no minimum investment for subsequent purchases. The minimum may be waived if purchases are made in connection with qualified pension plans or other employer plans. (But see "HOW TO PURCHASE AND REDEEM SHARES -- Auto Invest Plan" below for minimum investment requirements under that plan.)

  Depending upon the terms of a particular Customer account, an Entity may charge its Customers account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information so received from the Entities.

  The Company reserves the right to reject any order for the purchase of its Retail Shares in whole or in part.

  Every Shareholder will receive a confirmation of each transaction in its account, which will also show the total number of Retail Shares of a Fund owned by the Shareholder. Confirmation of purchases and redemptions of Retail Shares of the Funds by the Investment Advisor or one of its affiliates or their correspondents on behalf of a Customer will be sent to the Investment Advisor or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Retail Shares of the Funds will not be issued.

SALES CHARGES

  The public offering price of Retail Shares of the Non-Money Market Funds equals the sum of the net asset value per Share of the applicable Fund plus a sales load in accordance with the table below. SEI Financial Services Company receives this sales charge as Distributor. The Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others, and in such event, the Distributor may reallow the sales charge as dealer discounts and brokerage commissions as follows:

                                            DEALER
                                          DISCOUNTS
                  SALES       SALES     AND BROKERAGE
                CHARGE AS   CHARGE AS    COMMISSIONS
                % OF NET      % OF         AS % OF
                 AMOUNT     OFFERING       OFFERING
                INVESTED      PRICE         PRICE
                ---------   ---------   --------------
Less than
  $50,000.....     2.04%       2.00%          1.80%
$50,000 but
  less than
  $250,000....     1.52        1.50           1.35
$250,000 but
  less than
  $500,000....     1.27        1.25           1.13
$500,000 but
  less than
 $1,000,000...     1.01        1.00           0.90
$1,000,000 or
  more........     0.50        0.50           0.45

  The Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. However, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" as that term is defined in Section 2(11) of the Securities Act of 1933, as amended. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Retail Shares of the Funds. Compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of Retail Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (i) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (ii) tickets for entertainment events (such as concerts, cruises and sporting events) and (iii) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of Retail Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

  From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Retail Shares of the Non-Money Market Funds with no sales charge:

     (1) Existing Shareholders of the applicable Fund upon the automatic reinvestment of dividend and capital gain distributions;

     (2) Trustees of the Company and officers, directors, employees and retired employees of the Investment Advisor and its affiliates, SEI Financial Services Company and its affiliates, and spouses and minor children of each of the foregoing;

     (3) Investors for whom the Investment Advisor or one of its affiliates (except a Conestoga IRA (as defined below)), acts in a fiduciary, advisory, custodial, agency or similar capacity and for whom purchases are made through such accounts;

     (4) Investors who purchase Retail Shares of the applicable Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan or other similar retirement plans which by its terms permits purchases of such Shares;

     (5) Investors investing in a Conestoga Fund direct individual retirement account (a "Conestoga IRA") may make both initial and subsequent purchases without a sales charge if the initial purchase is funded in whole or in part by assets directly transferred to the Conestoga IRA from a distribution made by a qualified retirement plan maintained through the asset management affiliates of Meridian Bancorp, Inc.;

     (6) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell shares of the Funds; and

     (7) Orders placed on behalf of other investment companies distributed by the Distributor or any of its affiliates.

  The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive the sales charge for all investors with respect to any Fund.

DIRECTED DIVIDEND OPTION

  A Shareholder may elect to have all income dividends and capital gains distributions from a Fund paid by check, reinvested in shares of the Fund or, if eligible, reinvested in shares of another Fund (collectively, the "Directed Dividend Option"), without the payment of a sales charge. A reinvestment may not be made in another Fund, however, unless the shareholder holds the minimum number of shares in such other Fund and, if this test is met, the entire directed dividend (100%) must be reinvested into such other Fund. In addition, this option is available only if the shares in the other Fund have the same Shareholder registration.

  The Directed Dividend Option may be modified or terminated by the Company at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor.

CONESTOGA IRAS

  A Conestoga IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Conestoga IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRA's and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All Conestoga IRA distribution requests must be made in writing to SEI Financial Services Company. Any additional deposits to a Conestoga IRA must distinguish the type and year of the contribution.

  For more information on a Conestoga IRA call the Company at (800) 344-2716. Investment in Retail Shares of the Tax-Free Fund, the Pennsylvania Tax-Free Bond Fund or any tax-exempt mutual fund would not be appropriate for any of the Conestoga IRAs. Shareholders are advised to consult a tax advisor on Conestoga IRA contribution and withdrawal requirements and restrictions.

LETTERS OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase Retail Shares of the Non-Money Market Funds sold with a sales load at a specified total public offering price within a designated 13-month period. Each purchase of Retail Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase, assuming the purchase of the total dollar amount indicated in the Letter of Intent.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Retail Shares purchased with the first 5% of such amount will be held in escrow (although registered in the name of the investor) to secure payment of the higher sales charge applicable to the Retail Shares actually purchased if the full amount indicated is not purchased. Escrowed Retail Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Retail Shares, whether paid in cash or reinvested in additional Retail Shares, are not subject to escrow. The escrowed Retail Shares may not be redeemed or transferred by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be recalculated based on the entire amount purchased during the 13-month period. Any reduction in sales charges will be used to purchase additional Retail Shares of the Fund for the investor's account.

  A Letter of Intent may include purchases of Retail Shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. All such adjustments will be made at the conclusion of the Letter of Intent period at the then current net asset value. To receive the correct public offering price, Shareholders must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification.

  For further information about Letters of Intent, interested investors should contact the Company at (800) 344-2716. This program, however, may be modified or eliminated at any time or from time to time by the Company without notice.

AUTO INVEST PLAN

  The Auto Invest Plan enables Shareholders of any of the Funds to make regular monthly or quarterly purchases of Retail Shares through automatic deductions from their bank accounts. With Shareholder authorization, State Street Bank and Trust Company (the "Transfer Agent") will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Retail Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application which can be acquired by calling (800) 344-2716. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, investors have the privilege of combining concurrent purchases of the Non-Money Market Funds. For example, if a shareholder concurrently invested $20,000 in one of these eight Funds and a total of $30,000 in one or more of the other Funds, the sales charge would be that applicable to a $50,000 purchase as shown in the table above.

RIGHTS OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Retail Shares at the public offering price applicable to the total of (a) the dollar amount of all of the Non-Money Market Funds then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Retail Shares of all eight of such Funds. To receive the correct public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification.

EXCHANGE PRIVILEGE

  The Company offers an exchange program whereby Shareholders who have paid a sales load on purchases of Retail Shares of the Non-Money Market Funds are entitled to exchange those Retail Shares for Retail Shares of another Non-Money Market Fund at the net asset value per Share. As a result, no additional sales load will be incurred with respect to such an exchange. Shareholders may also exchange Retail Shares of the Money Market Funds (each a "no-load Fund") for Retail Shares of another Money Market Fund at the net asset value per Share without payment of a sales load. Shareholders who wish to move all or part of their investments from a Money Market Fund to a Non-Money Market Fund will be required to use the procedures described herein with respect to purchases and redemptions of Retail Shares. If, however, Retail Shares of a Money Market Fund were acquired by a previous exchange from Retail Shares of a Non-Money Market Fund, then such

Retail Shares of the Money Market Fund may be exchanged for Retail Shares of a Non-Money Market Fund without payment of any additional load or sales charge. To receive the correct public offering price, Shareholders must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. The foregoing exchange privilege may be exercised only once during a calendar year and only upon written authorization by the Shareholder and may be modified or terminated by the Company at any time.

  The Retail Shares exchanged must have a current value of at least $1,000. Share exchanges will only be permitted where the Retail Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Retail Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. A Shareholder may telephone an exchange request by calling (800) 344-2716 or by providing written instructions to the Distributor. An investor should consult the Distributor for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the exchange request to the Distributor at the address listed under "Redeeming Shares -- By Mail." The Company reserves the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange.

  The Company's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Company and increase transaction costs, the Company has established a policy of limiting or preventing future exchanges by a Shareholder if there is excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

  With respect to the Non-Money Market Funds, Shareholders may redeem their Retail Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

  With respect to the Money Market Funds, Retail Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Retail Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem for and on behalf of the Customer, all or part of the Customer's Retail Shares of a Fund to the extent necessary to maintain the required minimum balance. There may be no notice period affording shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption by an Entity.

REDEMPTION BY MAIL

  A written request for redemption must be submitted to the Distributor. The Distributor's address is: SEI Financial Services Company, 680 East
Swedesford Road, Wayne, Pennsylvania 19087-1658. The Distributor may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption requests mailed to a designated bank account.

  Account changes may also require a signature guarantee. Please call the Company at (800) 344-2716 for more information.

REDEMPTION BY TELEPHONE

  Retail Shares may be redeemed by telephone if the Account Registration Form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Registration Form. Under most circumstances, payments will be transmitted on the next Business Day. Electronic redemption requests may be made by the Shareholder by telephone to the Company at (800) 344-2716. The Distributor may reduce the amount of a electronic redemption by the Fund's custodian's then-current electronic redemption charge. This charge, if applied, is presently $7.00 for each wire redemption. There is no charge for having payment of redemption requests mailed to a designated bank account. For telephone redemptions, call the Distributor at
(800) 344-2716. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Company by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "Redemption By Mail." Neither the Distributor, the Transfer Agent, the Investment Advisor nor the Company will be liable for any losses, damages, expenses and/or costs arising out of any telephone transactions (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a Shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, they may also mail redemption requests to the Company.

REDEMPTION BY CHECK

  Free check writing is available with respect to the Money Market Funds. With this service, a Shareholder may write an unlimited amount of checks per month in the amount of $1,000 or more. To establish this checkwriting service after opening an account in a Fund, a Shareholder must contact the Distributor by telephone or mail to obtain an Account Registration Form. To obtain checks, a Shareholder must complete the Signature Card that accompanies the Account Registration Form. A Shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to Shareholders, the check writing privilege may be modified or terminated. An investor may not close an account in one of the Funds by writing a check.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Retail Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Retail Shares at the net asset value on the dates of the withdrawal and have the amount specified transferred to the Shareholder as designated on their Account Registration Form. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should complete the appropriate section of the Account Registration Form, which can be obtained by calling (800) 344-2716. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Distributor.

OTHER INFORMATION REGARDING REDEMPTION OF
RETAIL SHARES

  All redemption orders are effected at the net asset value per share next determined after a properly completed redemption order has been received, as described above. The proceeds paid upon redemption of Retail Shares in a Fund may be more or less than the amount invested. Payment to Shareholders for Retail Shares redeemed will normally be made within seven days after receipt by the Distributor of the request for redemption. To the extent possible, however, the Company will attempt to honor requests from Shareholders for (a) next day payments upon redemption of Retail Shares in the Non-Money Market Funds if received by the Distributor before 4:00 P.M., Eastern Time, on a Business Day or, if received after 4:00 P.M., Eastern Time, within two Business Days or (b)same day payments upon redemption of Retail Shares in the Money Market Funds if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day; unless it would be disadvantageous in the opinion of the Investment Advisor, to the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times a Fund may be requested to redeem Retail Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed for up to fifteen days until payment has been collected for the purchase of such Retail Shares. Such delay may be avoided if Retail Shares are purchased by wire transfer of federal funds. The Funds intend to pay cash for all Retail Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to relatively high cost of handling small investments, the Company reserves the right to involuntarily redeem, at net asset value, the Retail Shares of any Shareholder if, because of redemptions of Retail Shares (and not solely as a result of market price movements) by or on behalf of the Shareholder, the account of such Shareholder has a value of less than $1,000. Before the Company exercises its right to redeem such Retail Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Retail Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500. In addition, the Company reserves the right to redeem, at net asset value, Retail Shares of any Shareholder to cover any loss resulting from the failure of the Distributor to receive payment within the time permitted for Retail Shares purchased by telephone order.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION --
Matters Affecting Redemption" and "Net Asset Value" in the Statement of Additional Information for examples of when the Company may suspend the right of redemption or redeem Retail Shares involuntarily if it appears appropriate to do so in light of the Company's responsibilities under the Investment Company Act of 1940.

                              VALUATION OF SHARES

  The net asset value of each of the Money Market Funds is determined, and the Retail Shares of each such Fund are priced, as of 12:00 noon and the close of regular trading on the New York Stock Exchange ("NYSE") (generally, 4:00 P.M., Eastern Time) on each Business Day of the Company. The net asset value of each of the Non-Money Market Funds is determined, and the Retail Shares of each such Fund are priced, as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern Time) on each Business Day. Each time the net asset value of a Fund is determined and its Retail Shares priced is referred to as a "Valuation Time." As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading and the Federal Reserve Bank of Philadelphia is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Philadelphia is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr., Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Retail Shares of a Fund less the liabilities charged to such class of such Fund by the number of its outstanding Retail Shares.

  The assets in the Money Market Funds are each valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, the Money Market Funds will each maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the net asset value per Retail Share of the Money Market Funds at $1.00 each, there can be no assurance that net asset value will not vary.

  The net asset value per Retail Share of the Non-Money Market Funds will fluctuate as the value of the investment portfolio of each Fund changes. The securities in these Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see the Statement of Additional Information.

                                   DIVIDENDS

  MONEY MARKET FUNDS: The net income of each of these Funds is declared daily as a dividend to the respective Shareholders of each such Fund at the close of business on the day of declaration. Dividends are paid monthly, and a Shareholder's dividends will automatically be reinvested in additional full and fractional Retail Shares of such Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends in cash or directs such dividends to another Fund (see "How To Purchase And Redeem
Shares -- Directed Dividend Option"). Reinvested dividends receive the same tax treatment as dividends paid in cash. In the case of redemptions, dividends will be paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Retail Shares in the Cash Management, Tax Free and U.S. Treasury Securities Funds. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at The BFDS Building, 2 Heritage Drive, Quincy, MA 02171, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

  NON-MONEY MARKET FUNDS: The net income of the International Equity Fund is generally declared annually, the net income of each of the Equity, the Special Equity and the Balanced Funds is generally declared quarterly, and the net income of each of the Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Short-Term Income Funds (collectively, the "Bond Funds") is generally declared monthly, as a dividend to the respective Shareholders at the close of business on the record date. Dividends are generally paid annually with respect to the International Equity Fund, quarterly with respect to the Equity, Special Equity and Balanced Funds, and monthly with respect to the Bond Funds. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gain distributions from the Fund in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at The BFDS Building, 2 Heritage Drive, Quincy, MA 02171, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

                           OTHER INVESTMENT POLICIES

GOVERNMENT AND RELATED OBLIGATIONS

  The Funds may invest in Treasury bills, notes and bonds and other obligations issued or guaranteed by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds may also acquire repurchase agreements secured by U.S. Treasury obligations.

  The Funds (except the U.S. Treasury Fund) may also invest in other obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government. These obligations may differ from U.S. Treasury obligations in their interest rates, maturities, and times of issuance. These Funds may also purchase interests in U.S. Treasury securities (such as TIGRs and CATS). TIGRs and CATS are not issued by the U.S. Treasury. Participations other than those issued or guaranteed by the U.S. are not obligations of the U.S. Government.

  Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, may borrow from the Treasury in its discretion; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The obligations of such agencies and instrumentalities and stripped securities will only be purchased when the Investment Advisor deems the credit risk with respect thereto to be minimal.

BANKER'S ACCEPTANCES

  The Cash Management Fund may invest in banker's acceptances guaranteed by domestic and foreign banks if, at the time of investment, the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) and the bank, its parent or holding company is rated "A/B" or better at the time of investment by Thomson BankWatch, Inc., or unrated at the time of purchase but are determined to be institutions of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. For a description of the rating symbols of Thomson BankWatch, Inc., see Appendix "A" to the Statement of Additional Information.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

  The Cash Management Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositary institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) and the depositary institution, its parent or holding company is rated "A/B" or better at the time of investment by Thomson BankWatch, Inc., (b) the principal amount of the instrument is insured in full by the FDIC or the Federal Savings and Loan Insurance Corporation, or (c) which are unrated at the time of purchase but are determined to be at comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees.

  The Funds (except the U.S. Treasury Securities Fund) may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

  The Cash Management Fund will not invest in excess of 10% of its total assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

COMMERCIAL PAPER

  The Funds (except the U.S. Treasury Securities Fund) may invest in short-term promissory notes issued by corporations (including variable amount master demand notes). In the case of the Cash Management and the Tax-Free Funds, such instruments must at the time of purchase (1) have received the highest short-term rating by at least two Rating Organizations, (2) have received the highest short-term rating by the only rating agencies to have rated the notes, or (3) are unrated, but are determined to be of comparable quality pursuant to guidelines adopted by the Board of Trustees. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols used in this paragraph, see the Appendix to the Statement of Additional Information. The Funds (except the U.S. Treasury Securities Fund) may also invest in foreign commercial paper which is U.S.

dollar-denominated commercial paper issued by a foreign corporation or a foreign counterpart of a U.S. corporation.

ZERO COUPON OBLIGATIONS

  The Cash Management, Bond, Intermediate Income, Short-Term and Balanced Funds may invest in zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity, provided that immediately after any purchase not more than 5% of the value of the net assets of the respective Fund would be invested in such obligations.

FOREIGN SECURITIES

  The Equity Funds and the Balanced Fund may invest in securities of foreign issuers by acquiring both sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a bank or trust company in the United States evidencing ownership of underlying securities of a foreign issuer. Unsponsored ADRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. The Equity Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). As stated above, certain Funds may invest in ECDs, ETDs, CTDs, and Yankee CDs. The Cash Management Fund may also acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Investment Advisor believes that the risks associated with such instruments are minimal. The Bond, Intermediate Income, Short-Term Income and Balanced Funds may invest in Yankee Bonds.

  For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depositary Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  Investment in securities of foreign issuers involves certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, difficulties in predicting international trade patterns, political, social and economic instability in the country of the issuer, foreign trading practices (including higher trading commissions, custodial charges and delayed settlements), foreign withholding and income taxation, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (which might adversely affect the payment of principal and interest), difficulty in obtaining and enforcing judgments against foreign issuers, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, nationalization of assets, limits on removal of currency or other assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FOREIGN CURRENCY TRANSACTIONS

  The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

  For example, when the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund can help to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities or other assets denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, these contracts tend to limit potential gains which might result from positive changes in currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

  The International Equity Fund does not intend to enter into such forward contracts if the Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. In addition, the Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

  For further information about the characteristics, risks and possible benefits of option, futures and foreign currency transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

OPTIONS

  The Equity Funds and the Balanced Fund may also purchase put and call options on securities and the International Equity Fund may purchase put and call options on foreign currencies, in each case for the purposes of hedging against market risks related to its portfolio securities and/or adverse movements in exchange rates between currencies, as applicable. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. These Funds may also engage in writing call options from time to time as the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems appropriate. These Funds will write only covered call options (options on securities owned by the Funds). These Funds will forego any capital appreciation above the exercise price on securities on which it has written a call option. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on a particular security. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 50% of the net assets of a Fund.

  The International Equity Fund, as part of its option transactions, also may, for hedging purposes, purchase index put and call options and write index options. As with options on individual securities, the Fund will write only covered index call options. Through the writing or purchase of index options, the Fund can seek to achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Price movements in securities which the Fund owns or intends to purchase would not be expected to correlate directly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

  The Cash Management Fund and the Tax-Free Fund may acquire "puts" with respect to obligations held in their portfolios. Under a put, a Fund would have the right to sell a specified obligation within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying obligation. A Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying obligations, or permit the investment of the Fund's assets at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

FUTURES CONTRACTS

  The International Equity Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

  The International Equity Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

  The acquisition of put and call options on futures contracts will, respectively, give the International Equity Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the market value of the International Equity Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 33 1/3% of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

  Futures transactions involve brokerage costs and require the International Equity Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be effectively correlated with the value of its portfolio securities, which would limit the value of the Fund's hedge against interest rate, exchange rate and/or market risk, and would give rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

MUNICIPAL OBLIGATIONS

  The two principal classifications of Municipal Obligations which may be held by the Tax-Free Fund or the Pennsylvania Tax-Free Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Municipal Obligations may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of 397 days but which will, in such event, be subject to a demand feature that will permit a Fund to demand payment of the principal of the note either (i) at any time upon not more than 30 days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will not be purchased in an amount which, together with all other illiquid securities held by the Fund, exceed 10% of the Tax-Free Fund's total assets or 15% of the Pennsylvania Tax-Free Bond Fund's total assets unless such notes are subject to a demand feature that will permit a Fund to demand payment of the principal within seven days after demand by the Fund.

  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Advisor will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

  The Tax-Free Fund may invest more than 25% of its assets in Municipal Obligations which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Obligations. Examples of such securities are obligations the payment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Tax-Free Fund's Investment Advisor. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Obligations that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Obligations, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

REPURCHASE AGREEMENTS

  Securities held by each Fund may be subject to repurchase agreements. There is no limit on a Fund's investments in repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as banks insured by the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or registered broker-dealers which the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems creditworthy pursuant to guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). The Investment Advisor will monitor the value of the collateral on an ongoing basis to ensure that the required value is maintained. In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Securities subject to repurchase agreements will be held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

  An increase in interest rates will generally reduce the value of the investments in each Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

INVESTMENT COMPANIES

  In connection with the management of its daily cash position, each of the Funds may invest up to 5% of the value of its total assets in the shares of a money market fund. However, no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, in order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the Money Market Funds or other portfolios served by the Investment Advisor ("acquired fund"), the Investment Advisor will reduce its fees to the investing Fund by an amount based on the fee formula charged to the acquired Fund.

"WHEN-ISSUED" SECURITIES

  Each Fund may also purchase debt securities on a "when-issued" basis. "When-issued" securities are new securities purchased for delivery beyond the normal settlement date at a stated price and yield thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a "when-issued" basis are recorded as an asset when purchased and are thereafter subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that commitments by each Fund to purchase "when-issued" securities will not exceed 60 days. If commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the Investment Advisor's (and/or Sub-advisor's with respect to the International Equity Fund) ability to manage it might be adversely affected. In "when-issued" transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous. While purchases may be considered a form of leverage, a Fund does not intend to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER

  The Equity Funds, the Bond Funds and the Balanced Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) believes are changes in market, industry, or individual company conditions or outlook. Any such trading would increase a Fund's turnover rate and its transaction costs.

  Portfolio turnover may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher brokerage commissions and other transaction costs to the Fund. Distributions resulting from any net short-term capital gains are considered ordinary income for federal income tax purposes. (See "TAXES.")

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks or broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt obligations consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

ILLIQUID SECURITIES

  The Non-Money Market Funds may each invest up to 15% and the Money Market Funds may each invest up to 10% of the value of their respective net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days (except that the Bond Fund, the Intermediate Income Fund and the Equity Fund will not acquire repurchase agreements with maturities in excess of seven days if such investment, together with other investments in such Fund which are not readily marketable, exceeds 10% of such Fund's total assets), time deposits with maturities in excess of seven days, non-negotiable time deposits, and other securities which are not readily marketable. This limitation on illiquid securities also includes restricted securities, except those that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists, as determined by the Company's Board of Trustees or the Investment Advisor. See the Statement of Additional Information for further discussion of Rule 144A securities.

ASSET-BACKED SECURITIES

  The Cash Management, Bond, Intermediate Income, Short-Term Income and Balanced Funds may purchase asset-backed securities. Like other debt securities, asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets) are subject to declines in market value during periods of rising interest rates. However, due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term. Asset-backed securities purchased at a premium to par may subject the these Funds to losses equal to any unamortized premium if such obligations are repaid prior to their scheduled maturities. The Cash Management, Bond, Intermediate Income, Short-Term Income and Balanced Funds will invest only in privately-issued asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see Appendix "A" to the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

  The Bond, Intermediate Income, Short-Term Income and Balanced Funds may purchase mortgage-backed securities. The investment objective of the Intermediate Income Fund permits it to purchase mortgage-backed and certain other securities with stated maturities in excess of ten years if the expected maturities are ten years or less. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Investment Advisor, and such securities may be purchased by the Intermediate Income Fund if the estimated average life is determined to be 6 years or less. Various independent mortgage-backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Intermediate Income Fund, the Investment Advisor will rely on such data except to the extent such data are deemed unreliable by the Investment Advisor. The Investment Advisor might deem data unreliable which appeared to present a significantly different average remaining expected life for a security than data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

  The Bond, Intermediate Income and Balanced Funds will invest only in privately-issued mortgage-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see Appendix "A" to the Statement of Additional Information.

CORPORATE OBLIGATIONS

  The Non-Money Market Funds also may invest in bonds, notes and debentures of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will vary in their interest rates, maturities and times of issuance. These Funds will invest in corporate debt securities only if they are rated at the time of purchase within the four highest rating groups assigned by a Rating Organization or, if unrated, which the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems to be of comparable quality. Such securities are considered high or medium-grade securities. Debt obligations rated in the fourth highest rating group have some speculative characteristics and repayment of principal and interest are more likely to be adversely affected by adverse economic conditions or changing circumstances than are obligations in the higher rated categories.

SHORT-TERM OBLIGATIONS

  The Non-Money Market Funds may each ordinarily hold some short-term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.

STAND-BY COMMITMENTS

  The Pennsylvania Tax-Free Bond Fund may acquire stand-by commitments with respect to Pennsylvania Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at the Fund's option, specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MUNICIPAL NOTES

  Municipal notes in which the Pennsylvania Tax-Free Bond Fund may invest include project notes, demand notes, and short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes and tax-exempt commercial paper) rated in the highest rating category assigned by a Rating Organization.

MUNICIPAL LEASES

  The Pennsylvania Tax-Free Bond Fund may invest in municipal leases and participations therein.

These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Bonds from such obligations are generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the Participation and enforcing the participants' rights in the underlying lease.

  Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts or "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

  Municipal leases represent a relatively new type of financing. In certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of Pennsylvania obligations. However, in all cases the Pennsylvania Tax-Free Bond Fund will require that a municipal lease purchased by the Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

  Certain municipal lease obligations may be deemed illiquid for the purpose of the Pennsylvania Tax-Free Bond Fund's investment of up to 15% of the value of its net assets in illiquid securities. In determining the liquidity of municipal lease obligations, the Investment Advisor will consider a variety of factors, including the following guidelines which have been adopted by the Board of
Trustees: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the general creditworthiness of the municipality and the importance of the property covered by the lease to the municipality; and (6) the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

SPECIAL RISKS AND CONSIDERATIONS

  The Pennsylvania Tax-Free Bond Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a nondiversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the nondiversified portfolio to greater fluctuation. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives would be.

  Because the Fund will normally invest 80% or more of its net assets in Pennsylvania Municipal Obligations, it is more susceptible to factors affecting Pennsylvania issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Pennsylvania tax-exempt issuers may be adversely affected by local political and economic conditions and developments within Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unre served/undesignated funds also has been eliminated, and there was a surplus of $64.4 million at June 30, 1993. However, rising unemployment, a relatively high proportion of persons 65 and older, and court ordered increases in healthcare reimbursement rates continue to place increased pressures on the tax resources of the Commonwealth and its municipalities. In addition, certain litigation is pending against the Commonwealth that could adversely affect its ability to pay debt service. See the Statement of Additional Information for further discussion of investment considerations associated with Pennsylvania Municipal Obligations.

  General obligations of Pennsylvania are currently rated "AA-" by S&P and Fitch and "A1" by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

                            INVESTMENT RESTRICTIONS

  The Funds are subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares (as defined in the Statement of Additional Information) of each Fund.

MONEY MARKET FUNDS

CASH MANAGEMENT FUND

  The Cash Management Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Cash Management Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Cash Management Fund's total assets may be invested without regard to such 5% limitation. (Regulations prohibit investments in excess of the 5% limitation in more than one issuer or for more than three business days after purchase.)

  2. Purchase any securities which would cause more than 25% of the value of the Cash Management Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

CASH MANAGEMENT AND U.S. TREASURY
SECURITIES FUNDS

  The Cash Management and U.S. Treasury Securities Funds may not:

  1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of the total assets of such Fund.

  2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

U.S. TREASURY SECURITIES FUND

  The U.S. Treasury Securities Fund may not purchase securities other than short-term obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements secured by U.S. Treasury obligations.

TAX-FREE FUND

  The Tax-Free Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax-Free Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

  2. Purchase any securities which would cause 25% or more of the Tax-Free Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations.

  3. Borrow money or issue senior securities, except that the Tax-Free Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Tax-Free Fund's total assets at the time of its borrowing. The Tax-Free Fund will not purchase securities while any borrowings are outstanding.

NON-MONEY MARKET FUNDS

  The Equity Funds, the Bond Fund and the Intermediate Income, Short-Term Income and Balanced Funds may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the total assets of such Fund would be invested in such issuer, or hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the total assets of each such Fund may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the value of the total assets of such Fund at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that such Funds may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of their respective total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of such Fund at the time of its borrowing. Such Funds will not purchase securities while their borrowings (including reverse repurchase agreements) exceed 5% of their respective total assets.

  4. Make loans, except that such Funds may purchase or hold debt instruments and lend portfolio securities in accordance with their respective investment objectives and policies, and may enter into repurchase agreements.

  For the purposes of Investment Restriction 2 above, each of the Equity Funds treats, as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

  The Pennsylvania Tax-Free Bond Fund may not:

  1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, the Commonwealth of Pennsylvania, and their agencies, authorities, instrumentalities or political subdivisions) if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided, however, that not more than 25% of the Fund's total assets may be invested in securities of one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with regulations promulgated by the Securities and Exchange Commission, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee.

  2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, other governmental issuers of municipal bonds, and their respective agencies, authorities, instrumentalities or political subdivisions.

  3. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  4. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                                      ***

  Certain additional investment restrictions, and information about the Fund's investments, are in the Statement of Additional Information.

                                     TAXES

FEDERAL INCOME TAXES

  Each of the Funds of the Company is treated as a separate entity for federal tax purposes and intend to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The following discussion summarizes some of the important federal tax considerations generally affecting the Fund and its Shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situation. Shareholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes discussed.

  MONEY MARKET FUNDS: For each of the Money Market Funds, qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its Shareholders an amount equal to at least 90% of its investment company taxable income and at least 90% of its tax-exempt income net of certain deductions for each taxable year. In general, the investment company taxable income of a Fund will be its taxable income, including interest, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Company contemplates declaring as dividends 100% of the investment company taxable income of each of the Money Market Funds (before deduction of dividends paid). Such dividends will be taxable as ordinary income to the respective Shareholders of the Cash Management and U.S. Treasury Securities Funds who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. Federal income taxes for distributions to individual retirement accounts and qualified retirement plans are deferred under the Code. Because all of the net investment income of the Cash Management and U.S. Treasury Securities Funds are expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

  For the Tax-Free Fund, qualification as a regulated investment company under the Code for a taxable year requires, among other things, that it distribute to its Shareholders an amount equal to at least the sum of 90% of its exempt-interest income, net of certain deductions, and 90% of its investment company taxable income (if any) for such year. Certain dividends derived from exempt-interest income (known as exempt-interest dividends) may be treated by the Tax-Free Fund's Shareholders as items of interest excludable from their federal gross income. (Shareholders who may be treated as a "substantial user" or a "related person" to such user under the Code are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion.) However, such dividends may be taxable to Shareholders under state or local law as ordinary income, even though all or a portion of the distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. A percentage of the interest on indebtedness incurred by a Shareholder to purchase or carry Retail Shares of the Tax-Free Fund, equal to the percentage of the total non-capital gain dividends distributed among the Shareholder's taxable year that is tax-exempt dividends, will not be deductible for federal income tax purposes. It should be noted that, upon the sale or exchange of Retail Shares of the Tax-Free Fund, if the Shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those shares will be disallowed to the extent of tax-exempt dividends received with respect to the Shares.

  If the Tax-Free Fund should hold certain private activity bonds issued after August 7, 1986, Shareholders must include, as an item of tax preference, the portion of dividends paid by the Tax-Free Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax and the environmental tax applicable to corporations. Corporations must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  To the extent dividends paid to Shareholders of the Tax-Free Fund are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax.

  The U.S. Treasury Securities Fund, the Cash Management Fund and the Tax-Free Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.

  Dividends declared by a Fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

  THE EQUITY FUNDS, THE BOND FUND AND THE INTERMEDIATE INCOME, SHORT-TERM INCOME AND BALANCED FUNDS: Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each of these Funds distribute to its Shareholders an amount equal to at least 90% of its investment company taxable income and at least 90% of its tax-exempt income net of certain deductions for each taxable year. In general, each such Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income each year. With respect to the Equity Funds, the dividends received deduction for corporations will apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year. Because substantially all of the net investment income of the Bond, Intermediate Income, Short-Term Income and Balanced Funds are expected to be derived from earned interest, it is anticipated that no part of any distributions from such Funds will be eligible for the dividends received deduction for corporations.

  Distribution by each of the Equity Funds, the Bond Fund and the Intermediate Income, Short-Term Income and Balanced Funds of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held the Retail Shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction for corporations.

  Dividends declared by a fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

  Investors considering buying Retail Shares on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

  A taxable gain or loss may be realized by a Shareholder upon his or her redemption, transfer or exchange of Retail Shares of any of the Non-Money Market Funds depending upon the tax basis and their price at the time of redemption, transfer, or exchange. Generally, a Shareholder may include sales charges incurred upon the purchase of Fund Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the Shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to new Shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the Shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

  THE PENNSYLVANIA TAX-FREE BOND FUND: Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Pennsylvania Tax-Free Bond Fund distribute to its Shareholders an amount equal to at least 90% of its tax-exempt income and at least 90% of its investment company taxable income (if any) for each taxable year. In general, the Pennsylvania Tax-Free Bond Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Pennsylvania Tax-Free Bond Fund is to distribute as dividends substantially all of its investment company taxable income each year. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets is invested in obligations exempt from federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for federal income tax purposes ("exempt interest dividends"), unless under the circumstances applicable to the particular Shareholder the exclusion would be disallowed. (See Statement of Additional Information--"Taxes"). The total amount of exempt interest dividends paid by the Fund to Shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to such interest. The Pennsylvania Tax-Free Bond Fund, however, does not expect to realize significant long-term capital gains and, therefore, does not foresee paying significant "capital gains dividends" as described in the Code.

  A percentage of the interest on indebtedness incurred or continued to purchase or carry Retail Shares of the Pennsylvania Tax-Free Bond Fund, equal to the percentage of the total non-capital gain dividends distributed during the Shareholder's taxable year that is exempt interest dividends, will not be deductible for federal income tax purposes. It should be noted that, upon the sale or exchange of Shares of the Pennsylvania Tax-Free Bond Fund, if the Shareholder has not held such Retail Shares for more than six months, any loss on the sale or exchange of those Retail Shares will be disallowed to the extent of the tax-exempt dividends received with respect to the Retail Shares.

  A taxable gain or loss may be realized by a Shareholder upon his or her redemption, transfer or exchange of Retail Shares of the Pennsylvania Tax-Free Bond Fund depending upon the tax basis of such shares when purchased and their price at the redemption, transfer, or exchange. Generally, a Shareholder may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the Shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the Shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

  If the Pennsylvania Tax-Free Bond Fund should hold certain private activity bonds issued after August 7, 1986, Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environment tax applicable to corporations. Corporations must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  Dividends declared by the Pennsylvania Tax-Free Bond Fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

PENNSYLVANIA STATE TAX

  Under current Pennsylvania law, shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds will not be subject to Pennsylvania Personal Income Tax on distributions from the Funds attributable to interest income from Pennsylvania Municipal Obligations or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Obligations"). However, Pennsylvania Personal Income Tax will apply to distributions from the Funds attributable to gain realized on the disposition of any investment, including Pennsylvania Municipal Obligations or Federal Obligations, or to interest income from investments other than Pennsylvania Municipal Obligations or Federal Obligations. Shareholders also will be subject to the Pennsylvania Personal Income tax on any gain they realize on the disposition of shares in one of the Funds.

  Distributions attributable to interest or gain from Pennsylvania Municipal Obligations or Federal Obligations are not currently subject to the Philadelphia School District Net Income Tax. However, it is anticipated that rules similar to those described above for the Pennsylvania Personal Income Tax ultimately will be applied, and a recently enacted Pennsylvania statute specifically authorized local taxation of gains on Pennsylvania Municipal Obligations and Federal Obligations. Accordingly, there can be no assurance that distributions made by the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds that are attributable to such gains will be exempt from the Philadelphia School District Net Income Tax, except that gains attributable to any investment held for more than six months will continue to be exempt. A shareholder's gain on the disposition of a share in one of the Funds that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

  Shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that a Fund is comprised of Pennsylvania Municipal Obligations and Federal Obligations. The taxes referred to include the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh under the Act of June 20, 1947, P.L. 733, as amended, and by the City of Pittsburgh under Ordinance No. 599 of December 28, 1967.

                            PERFORMANCE INFORMATION

  MONEY MARKET FUNDS: Seven-day yields are computed for each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds by determining the net change in the value of a hypothetical pre-existing account in each such Fund which has a balance of one Retail Share at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in each such Fund includes the value of additional Retail Shares purchased with dividends from the original Retail Share and dividends declared on the original Share and any such additional Retail Shares, net of all fees charged to all Shareholder accounts in proportion to the length of the base period and such Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, these Funds may use effective annualized yield quotations computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result.

  The Tax-Free Fund may also present its "taxable equivalent yield" and "taxable equivalent effective yield" with respect to its Retail Shares which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax-Free Fund. The taxable equivalent yield and taxable equivalent effective yield will be significantly higher than the yield and effective yield of the Tax-Free Fund.

  From time to time, performance information for the Funds showing their average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Shareholders. The Funds' performance information may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yields of these Funds may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top six standard metropolitan statistical areas, or to data prepared by Lipper Analytical Services, Inc., as well as to yield data as reported in publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Banker, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers. In addition to yield information, general information about these Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to Shareholders. Reports to shareholders may contain performance information on any fund of the Company.

  Yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of any Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in these Funds' Shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by an affiliate of the Investment Advisor or correspondents thereof with respect to customer accounts in investing in shares of these Funds will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

  NON-MONEY MARKET FUNDS: From time to time performance information with respect to Retail Shares for these Funds showing each Fund's average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated on an annual basis (with respect to the International Equity, Short-Term Income and Balanced Funds, for certain periods since the establishment of such Fund), and will, unless otherwise noted, reflect the imposition of the maximum sales charge. For the information of Shareholders not subject to a sales charge, the Funds may also publish average annual total returns which include no sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly, however, the resulting difference is not annualized. Yield will be computed by dividing such Fund's net investment income per share earned during a recent 30-day period by such Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Quotations of total return will reflect the maximum sales load charged by a Fund, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge when the quotations are being provided to investors who are exempt from the sales charges described in this Prospectus. Similarly, a Fund may provide yield quotations in investor communications (other than advertisements) based on a share's net asset value (rather than its maximum offering price) per share on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, such performance quotations will be higher than the performance quotations computed in the manner described in the preceding paragraph.

  The Pennsylvania Tax-Free Bond Fund may also quote its "taxable equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal and Pennsylvania income taxes at a stated tax rate. The taxable equivalent yield will always be higher than the Fund's yield.

  Investors may also judge the performance of a Fund, by comparing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group, Division of McGraw Hill and to data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Banker, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers. In addition to yield information, general information about these Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to Shareholders. Reports to Shareholders may contain performance information on any Fund of the Company.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of the Investment Advisor or a correspondent thereof with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

                           MANAGEMENT OF THE COMPANY

TRUSTEES

  Overall responsibility for management of the Company rests with its Board of Trustees, who are elected by the Shareholders of the Company's Funds. The Statement of Additional Information contains the names of and general background information concerning each trustee.

INVESTMENT ADVISOR

  Meridian Investment Company (the "Investment Advisor") is the investment advisor of the Company. Located in Malvern, Pennsylvania, the Investment Advisor is a subsidiary of Meridian Bancorp, Inc., a regional multi-bank holding company with assets over $14 billion, providing a full array of financial and asset management, commercial banking, and real estate services. As of November 1, 1994, the Investment Advisor managed and advised a total of $5.0 billion in a variety of balanced, equity and fixed-income portfolios.

  Subject to the general supervision of the Company's Board of Trustees and in accordance with the investment objectives and restrictions of each Fund, the Investment Advisor manages the Funds, makes decisions with respect to and places orders for all purchases and sales of the Funds' investment securities, and maintains the Funds' records relating to such purchases and sales.

  The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the portfolios:

  Craig A. Moyer, CFA, is a Senior Vice President and Senior Fixed Income Manager. Mr. Moyer has been with Meridian Investment Company (or a predecessor) since 1977. Mr. Moyer began his investment career in 1974 and obtained his B.A. from Pennsylvania State University. Mr. Moyer has been a part of the Fixed Income Unit overseeing the Bond Funds since their inception. Mr. Moyer currently manages the Intermediate Income Fund and the Balanced Fund.

  Cathy L. Rahab is an Assistant Vice President and Portfolio Manager with Meridian Investment Company. Ms. Rahab began her investment career in 1986 and obtained her B.S. in Business Administration from Villanova University. Ms. Rahab joined the Fixed Income Unit in July of 1994. Mr. Rahab currently manages the Money Market Funds and the Short-Term Income Fund.

  Christine M. Frampton is an Investment Officer and Fixed Income Portfolio Manager with Meridian Investment Company since April 1990. Ms. Frampton began her investment career with Merrill Lynch & Co. in 1987 and obtained her B.A. from University of Delaware and M.B.A. from St. Joseph's University. Ms. Frampton has been part of the Fixed Income Unit overseeing the Bond Funds since September, 1992. Ms. Frampton currently manages the Pennsylvania Tax-Free Fund.

  Joseph E. Stocke, CFA, is a Senior Vice President and Senior Equity Manager. Mr. Stocke has been with Meridian Investment Company (or a predecessor) since 1983. Mr. Stocke began his investment career in 1982 and obtained his B.S. in Economics attending The Wharton School, and University of Pennsylvania and completed graduate courses at New York University. Mr. Stocke has been part of the Equity Unit overseeing the Equity Fund and the Special Equity Fund since their inception. Mr. Stocke currently manages the Balanced Fund.

  Leslie M. Varrelman is a Vice President and Fixed Income Manager and has been with Meridian Investment Company since January 1994. Previously Ms. Varrelman was Vice President of CoreStates Investment Advisers where she managed the commingled fixed income funds and managed the Limited Maturity Products area. Ms. Varrelman obtained her B.S. in Business Administration from Juniata College in 1981. Ms. Varrelman currently manages the Bond Fund.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, the Investment Advisor is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate equal to the lesser of (a) (i) .40% of the average daily net assets of each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds, (ii) .74% of the average daily net assets of each of the Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Short Term Income Funds, (iii) .75% of the average daily net assets of the Balanced Fund, (iv) 1.00% of the average daily net assets of the International Equity Fund and (v) 1.50% of the average daily net assets of the Special Equity Fund, or (b) such fee as may from time to time be agreed upon in writing by a Fund and the Investment Advisor in advance of the period to which the fee relates. See "Expense

Summary." The maximum investment advisory fees payable by the Special Equity, Balanced and International Equity Funds respectively, are higher than the investment advisory fees paid by most comparable mutual funds.

SUB-ADVISOR

  Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165, is Sub-advisor for the International Equity Fund under an agreement with the Advisor (the "Sub-advisory Agreement"). The Sub-advisor is responsible for the investment and reinvestment of the International Equity Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-advisory Agreement, the Sub-advisor is paid a monthly fee by the Investment Advisor calculated on an annual basis equal to .75% of the first $100 million of International Equity Fund's average daily net assets, .70% of the second $100 million of International Equity Fund's average daily net assets, .65% of the third $100 million of International Equity Fund's average daily net assets, and .60% of International Equity Fund's average daily net assets in excess of $300 million.

  The Sub-advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-advisor is owned by Messrs. Marvin and Palmer and twenty other holders. The Sub-advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1994, the Sub-advisor managed a total of $2.8 billion in investments for 47 institutional investors.

  The following five individuals will share the management of International Equity Fund on behalf of the Sub-advisor:

  David F. Marvin, CFA, is chairman of the Sub-advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Subadvisor, Mr. Marvin was Vice president in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and the Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a security analyst for Chicago Title & Trust Company. He received his M.B.A. from Northwestern University and his B.S. from the University of Illinois, and is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

  Stanley Palmer, CFA, is President of the Sub-advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. He received his M.B.A. from the University of Iowa and his B.S. from Gustavus Adolphus College, and is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

  Terry B. Mason is a Vice President and Portfolio Manager of the Sub-advisor. Before joining the Sub-advisor, Mr. Mason was employed for 14 years by DuPont Corporation,the last five as international equity analyst and international trader. He received his M.B.A. from Widener University and his B.A. from Glassboro State College.

  Jay F. Middleton is a portfolio manager for the Sub-advisor and joined the firm in 1989. He received his B.A. from Wesleyan University.

  Todd D. Marvin is a portfolio manager for the Sub-advisor and joined the firm in 1991. Before joining the Sub-advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his B.A. from Wesleyan University.

ADMINISTRATOR AND DISTRIBUTOR

  SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor.

  Effective May 1, 1995, the Administrator will receive a fee, which is calculated daily and paid monthly, at a maximum annual rate of 0.17% of the average daily net assets of each Fund. Until April 30, 1995, the current administrator will receive administration fees equal to .20% of the average daily net assets of each Fund.

CUSTODIANS AND TRANSFER AGENT

  Citibank, N.A. serves as custodian for each Fund other than the International Equity Fund. The Bank of New York serves as custodian for the International Equity Fund. The Administrator also serves as Transfer Agent for the Company. State Street Bank and Trust Company serves as the Sub-Transfer Agent for the Company pursuant to an agreement with the Administrator.

DISTRIBUTION AND SERVICES PLAN

  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, with respect to Retail Shares of the International Equity, Short-Term Income and Balanced Funds, and subject to shareholder approval with respect to Retail Shares of each of the other Funds, the Company has adopted a Distribution and Services Plan (the "Distribution Plan"). Pursuant to the Distribution Plan, each Fund is be authorized to pay or reimburse the distributor for certain expenses that are incurred in connection with shareholder and distribution Services.

  Payments under the Distribution Plan are calculated daily and paid monthly at an annual rate not to exceed .40% of the average daily net asset value of Retail Shares of each Fund. Such amount may be used by the Distributor to pay (i) banks and their affiliates (including Meridian Bank and its affiliates), and other institutions, including broker-dealers (collectively "Shareholder Organizations") in connection with providing administrative support services to the holders of a Fund's Retail Shares or (ii) financial institutions and industry professionals (such as insurance companies, investment counsellors, accountants and estate planning firms (but not including banks and savings and loan associations)), broker-dealers, and the Distributor's affiliates and subsidiaries (collectively, "Participating Organizations") in connection with providing distribution services and for expenses assumed in connection with such services. Payments pursuant to the Distribution Plan are used (i) to compensate organizations for providing distribution assistance relating to Retail Shares,
(ii) for promotional activities intended to result in the sale of Retail Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, (iii) printing and distributing advertising and sales literature and reports to shareholders used in connection with this sale of a Fund's Retail Shares, and (iv) personnel and communicative equipment used in servicing shareholder accounts and prospective shareholder inquiries.

  Fees paid pursuant to the Distribution Plan are accrued daily and paid monthly, and are charged as expenses of Retail Shares of a Fund as accrued.

  The services provided by Shareholder Organizations may include processing purchase, exchange, and redemption requests from Customers and placing orders with the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers showing their ownership of shares; providing sub-accounting with respect to Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

  The Company understands that Shareholder Organizations may charge fees to their Customers who are the owners of shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Shareholder Organization under its Servicing Agreement with the Company. The Servicing Agreements require, however, a Shareholder Organization to disclose to its Customers any compensation payable to the Shareholder Organization by the Company and any other compensation payable by the Customers in connection with the investment of their assets in shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing their accounts with their Shareholder Organizations.

  The services provided by Participating Organizations may include aggregating and placing purchase exchange and redemption orders directly with the Company's Transfer Agent, engaging in advertising with respect to a fund's Retail Shares, preparing, printing and distributing a fund prospectus, reports and sales literature, and such other similar services as the Distributor may reasonably request to the extent that Participating Organization is permitted to do so under applicable statutes, rules or regulations. A participating organization may from time to time also undertake to perform administration support services similar to those identified above with respect to Shareholder Organizations.

  Conflict of interest restrictions may apply to the receipt by Shareholder Organizations of compensation from the Company in connection with the investment of fiduciary assets in shares. Shareholder Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in shares.

EXPENSES

  The Investment Advisor and the Administrator each bear all expenses in connection with the performance of their services as investment advisor and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Company. Each Fund of the Company will bear expenses relating to its respective operations including the following: taxes; interest; brokerage fees and commissions; fees and travel expenses of the Trustees of the Company; Securities and Exchange Commission fees; state securities qualification expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the custodian and transfer agent; expenses incurred for pricing securities owned by each respective Fund; insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' reports and meetings; proxy solicitation expenses; costs of Board of Trustees meetings and any extraordinary expenses incurred in each Fund's operation. The holders of Retail Shares of a Fund will not bear the cost of any activity primarily intended to result in the distribution of its Shares; such costs will be borne by the Distributor.

BANKING LAWS

  Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Investment Advisor may continue to perform investment advisory services for the Company. See the Statement of Additional Information -- "Banking Laws" for further discussion.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES

  The Company was organized as a Massachusetts trust with transferrable Shares on August 1, 1989. The Company consists of eleven portfolios, each having two classes of shares, Institutional Shares and Retail Shares: the Cash Management Fund; the Tax-Free Fund; the U.S. Treasury Securities Fund; the Equity Fund; the International Equity Fund; the Special Equity Fund; the Bond Fund; the Intermediate Income Fund; the Pennsylvania Tax-Free Bond Fund; the Short-Term Income Fund and the Balanced Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Board of Trustees. Shares have a par value of $.001 per Share and do not have preemptive or conversion rights.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. Shareholders will vote in the aggregate and not by class except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Company with respect to the election of Trustees and the ratification of the selection of independent accountants. Shareholders of a Fund will vote as a Fund, however, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's investment advisory agreement. Voting rights are not cumulative and, accordingly, holders of more than 50% of the aggregate Shares of the Company may elect all of the Trustees.

  As of November 1, 1994, Meridian Bancorp, Inc. indirectly possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Company and therefore may be considered to be a controlling person of the Company for purposes of the Act.

  Annual meetings of Shareholders are not required by the Agreement and Declaration of Trust, the Investment Company Act of 1940 or other authority except, under certain circumstances, to elect Trustees, amend the Agreement and Declaration of Trust, approve investment advisory and distribution agreements, ratify the selection of accountants and to satisfy certain other requirements. Shareholders owning not less than 10% of the outstanding shares of the Company entitled to vote may cause the Board of Trustees to call a special meeting of Shareholders. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Company), by majority vote, has the power to remove one or more Trustees. To the extent required by law, the Company will assist in Shareholder communication in such matters.

MULTIPLE CLASSES OF SHARES

  In addition to Retail Shares, the Company also offers Institutional Shares of the Funds, under an exemptive order granted by the Securities and Exchange Commission. Institutional Shares are sold through procedures that are established by the Distributor to bank trust departments purchasing Institutional Shares on behalf of the fiduciary, advisory, agency, custody or other similar accounts maintained by, or on behalf of, their customers. Institutional Shares are not sold subject to a sales charge and do not bear expenses under the Distribution Plan pertaining to Retail Shares. In addition, Retail Shares may bear additional retail transfer agency expenses. A sales person or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. For further details regarding eligibility requirements for the purchase of Institutional Shares, call the Company at (800) 344-2716.

  The amount of dividends payable with respect to Institutional Shares will exceed dividends on Retail Shares as a result of the 12b-1 fees applicable to Retail Shares.

MISCELLANEOUS

  Shareholders will receive unaudited mid-year reports and audited annual reports describing the investment operations of all of the Company's Funds. The Company may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for Funds within the Company or
(iv) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of a Fund for the most recent fiscal year or half-year and to provide the views of the Advisor and/or Company officers regarding expected trends and strategies.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to" a Fund means the consideration received by the Company upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund by the Company's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The allocations of general assets and general liabilities and expenses of the Company to particular Funds will be determined in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Company or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the

Company or such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Company or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Company or such Fund.

  Inquiries regarding the Fund may be directed in writing to the Company at 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling toll-free (800) 344-2716.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                           INSTITUTIONAL SHARES
                                           Cash Management Fund
                                              Tax-Free Fund
                                      U.S. Treasury Securities Fund
                                               Equity Fund
                                           Special Equity Fund
                                                Bond Fund
                                         Intermediate Income Fund
                                     Pennsylvania Tax-Free Bond Fund
                                              Balanced Fund
                                          Short-Term Income Fund
                                        International Equity Fund

                          ------------------------------------------------------

                                                PROSPECTUS
                                            FEBRUARY 21, 1995

                          ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Prospectus Summary....................................................................    2
Expense Summary.......................................................................    4
Financial Highlights..................................................................    5
Investment Objectives and Policies....................................................   10
How to Purchase and Redeem Shares.....................................................   15
Valuation of Shares...................................................................   18
Dividends.............................................................................   18
Other Investment Policies.............................................................   19
Investment Restrictions...............................................................   28
Taxes.................................................................................   31
Performance Information...............................................................   34
Management of the Company.............................................................   36
General Information...................................................................   39


                      [MERIDIAN Investment Company LOGO]
                               INVESTMENT ADVISOR

                         SEI FINANCIAL SERVICES COMPANY
                                  DISTRIBUTOR

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

CON-F-002-01

                           CONESTOGA FAMILY OF FUNDS
                              INSTITUTIONAL SHARES

680 East Swedesford Road             For information,
Wayne, Pennsylvania 19087-1658       call (800) 344-2716.

  Conestoga Family of Funds (the "Company") is an open-end management investment company. This Prospectus describes the eleven separate investment portfolios (the "Funds") which are offered by the Company, each of which is advised by Meridian Investment Company (the "Investment Advisor"). These Funds enable the Company to meet a wide range of investment needs. This Prospectus relates to a separate series of shares (the "Institutional Shares") of each of the Funds.

MONEY MARKET FUNDS

  THE CONESTOGA CASH MANAGEMENT FUND'S investment objective is to seek current income with liquidity and stability of principal.

  THE CONESTOGA TAX-FREE FUND'S investment objective is to seek current income which is exempt from regular federal income tax with liquidity and stability of principal.

  THE CONESTOGA U.S. TREASURY SECURITIES FUND'S investment objective is to seek current income with liquidity and stability of principal.

EQUITY FUNDS

  THE CONESTOGA EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks.

  THE CONESTOGA INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term growth of capital.

  THE CONESTOGA SPECIAL EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks.

BOND FUNDS

  THE CONESTOGA BOND (FORMERLY THE INCOME) FUND'S investment objective is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities.

  THE CONESTOGA INTERMEDIATE INCOME (FORMERLY THE LIMITED MATURITY) FUND has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with remaining or expected maturities of ten years or less, and a secondary objective of seeking capital growth.

  THE CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND'S investment objective is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and, to the extent possible, from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal alternative minimum tax.

  THE CONESTOGA SHORT-TERM INCOME FUND'S investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.

BALANCED FUND

  THE BALANCED FUND'S investment objective is to seek a balance of capital appreciation and current income consistent with the preservation of capital.

  The Investment Advisor is located in Malvern, Pennsylvania. Marvin & Palmer Associates, Inc. is the sub-investment advisor to the International Equity Fund. SEI Financial Management Corporation acts as the Company's administrator and SEI Financial Services Company acts as the Company's distributor. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE INVESTMENT ADVISOR OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH OF THE CASH MANAGEMENT, TAX-FREE AND U.S. TREASURY SECURITIES FUNDS SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN ANY FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  This Prospectus sets forth concisely the information about Institutional Shares of the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. The Statement of Additional Information bears the same date as this Prospectus, is incorporated by reference in its entirety into this Prospectus, and is available upon request without charge by writing to the Company at its address or by calling the Company at the telephone number shown above.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                            ------------------------

               The date of this Prospectus is February 21, 1995.

                               PROSPECTUS SUMMARY

Shares Offered................   Units of Beneficial Interest of a separate class (the
                                 "Institutional Shares") of each Fund.
Offering Price and
  Sales Charge................   The public offering price of Institutional Shares of each
                                 Fund is equal to its net asset value per Share which, with respect to the Cash Management, Tax-Free and U.S. Treasury
                                 Securities Funds, the Company will seek to maintain at
                                 $1.00.
Minimum Purchase..............   $1,000 minimum initial investment with no minimum subsequent investment.
Investment Objectives.........   MONEY MARKET FUNDS: the CASH MANAGEMENT FUND and the U.S.
                                 TREASURY SECURITIES FUND will each seek current income with liquidity and stability of principal. The TAX-FREE FUND will seek current income which is exempt from regular federal
                                 income tax with liquidity and stability of principal.
                                 EQUITY FUNDS: The EQUITY FUND and the SPECIAL EQUITY FUND
                                 will each seek capital growth by investing primarily in a
                                 diversified portfolio of common stocks. The INTERNATIONAL
                                 EQUITY FUND will seek long-term growth of capital.
                                 BOND FUNDS: The BOND FUND will seek to maximize long-term
                                 total return by investing principally in a diversified
                                 portfolio of debt securities. The INTERMEDIATE INCOME FUND has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with expected or remaining maturities of ten
                                 years or less, and a secondary objective of seeking capital growth. The investment objective of the PENNSYLVANIA
                                 TAX-FREE BOND FUND is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and, to the extent possible, from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal
                                 alternative minimum tax. Shares of the Pennsylvania Tax-Free
                                 Bond Fund will be exempt from Pennsylvania personal property taxes. The SHORT-TERM INCOME FUND'S investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified
                                 portfolio of investment grade debt securities.
                                 BALANCED FUND: The BALANCED FUND'S investment objective is to seek a balance of capital appreciation and current income consistent with the preservation of capital.
Investment Policies...........   MONEY MARKET FUNDS: The CASH MANAGEMENT FUND invests
                                 principally in short-term high-quality money market
                                 instruments. The TAX-FREE FUND invests principally in
                                 short-term high-quality municipal obligations the interest on which is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. The U.S. TREASURY SECURITIES FUND invests exclusively in short-term obligations issued or
                                 guaranteed by the U.S. Treasury and in repurchase agreements secured by U.S. Treasury instruments.

                                 EQUITY FUNDS: The EQUITY FUND will normally invest at least
                                 80% of its total assets in common stocks. The SPECIAL EQUITY
                                 FUND will normally invest in common stocks of domestic
                                 companies that the Investment Advisor expects will
                                 experience growth in earnings and price. The INTERNATIONAL
                                 EQUITY FUND will normally invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United
                                 States.
                                 BOND FUNDS: The BOND FUND will normally invest at least 80%
                                 of its total assets in debt securities of all types. The
                                 INTERMEDIATE INCOME FUND will normally invest at least 80%
                                 of its total assets in debt securities of all types with
                                 maximum expected or remaining maturities of ten years or
                                 less. The PENNSYLVANIA TAX-FREE BOND FUND will invest
                                 substantially all of its assets (but in no event less than
                                 80%) in investment grade municipal securities the interest on which is exempt from federal individual income tax and
                                 from Pennsylvania state and local personal income tax, and is not treated as a specific tax preference item under the federal alternative minimum tax. The SHORT-TERM INCOME FUND will invest principally in investment grade debt securities of all types with maximum expected or remaining maturities of three years or less. The Fund will normally have an
                                 average dollar-weighted portfolio maturity of approximately one year.
                                 BALANCED FUND: The BALANCED FUND will normally invest at all times at least 30% of the value of its total assets in
                                 fixed-income securities and no more than 70% in equity
                                 securities.
Investment Risks and
  Characteristics.............   Funds investing in debt and equity securities are subject to market risk. Market risk is the possibility that prices of securities held by a Fund will decline over a short or even extended period. Stock markets tend to be cyclical, with
                                 periods of generally declining prices. The cycles will
                                 affect the value of a fund investing in equity securities.
                                 Funds investing in equity securities of foreign companies
                                 also will be subject to the risks of fluctuations in the
                                 values of foreign currencies relative to the U.S. dollar and other risks, including future political and economic
                                 developments and the possible imposition of exchange
                                 controls or other foreign governmental laws or restrictions.
                                 Funds investing in debt securities are subject to market
                                 risk caused by fluctuations in interest rates and are
                                 subject to the risk that particular issuers will be unable to meet their obligations. See "Investment Objectives and
                                 Policies" and "Other Investment Policies" in the Prospectus
                                 and "Investments, Policies and Restrictions" in the
                                 Statement of Additional Information.
Dividends and Capital Gains...   Dividends from net income are generally declared and paid
                                 annually with respect to the International Equity Fund,
                                 quarterly with respect to the Equity Fund, the Special
                                 Equity Fund and the Balanced Fund and monthly with respect to the Bond Funds. Dividends from net income are declared
                                 daily and paid monthly with respect to the Money Market
                                 Funds. Net realized capital gains are distributed at least annually.
Investment Advisor............   Meridian Investment Company. Marvin & Palmer Associates,
                                 Inc. (the "Sub-advisor") serves as the sub-advisor for the
                                 International Equity Fund.
Distributor...................   SEI Financial Services Company.

                                EXPENSE SUMMARY

  The purpose of the following table is to assist a potential purchaser of Institutional Shares of a Fund in understanding the various costs and expenses that an investor in such Shares of the Fund will bear directly or indirectly.

                                                                   CONESTOGA       CONESTOGA                    CONESTOGA
                                                                     MONEY          EQUITY       CONESTOGA      BALANCED
                                                                  MARKET FUNDS       FUNDS       BOND FUNDS       FUND
                                                                  ------------   -------------   ----------   -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of
    offering price)............................................         0%              0%            0%             0%
  Maximum Sales Load Imposed on Reinvested Dividends...........         0%              0%            0%             0%
  Deferred Sales Load..........................................         0%              0%            0%             0%
  Redemption Fees..............................................         0%              0%            0%             0%
  Exchange Fee.................................................         0%              0%            0%             0%

                                                        CASH                     U.S. TREASURY                INTERNATIONAL
                                                     MANAGEMENT     TAX-FREE      SECURITIES       EQUITY        EQUITY
                                                        FUND          FUND           FUND           FUND          FUND
                                                     ----------   ------------   -------------   ----------   -------------
ANNUAL FUND OPERATING EXPENSES EQUITY (as a
  percentage of average net assets)
  Advisory Fees After Fee Waivers(1)..............      .34%          .25%            .32%           .74%         1.00%
  Other Expenses After Reimbursements(2)..........      .25%          .32%            .25%           .27%          .92%
                                                       -----         -----           -----       ----------      ------
  Total Fund Operating Expenses...................      .59%          .57%            .57%          1.01%         1.92%
                                                     ===========  ===========    ============    ==========   ===========

                                                                                 PENNSYLVANIA
                                           SPECIAL                INTERMEDIATE     TAX-FREE      SHORT-TERM
                                           EQUITY       BOND         INCOME          BOND          INCOME       BALANCED
                                            FUND        FUND          FUND           FUND           FUND          FUND
                                           -------   ----------   ------------   -------------   ----------   -------------
  Advisory Fees After Fee Waivers(1)......   .50%       .40%          .40%            .25%          .50%           .75%
  Other Expenses After
    Reimbursements(2).....................   .39%       .28%          .28%            .59%          .37%           .48%
                                           -------     -----         -----           -----         -----         ------
  Total Fund Operating Expenses...........   .89%       .68%          .68%            .84%          .87%          1.23%
                                           ======    ===========  ===========    ============    ==========   ===========

---------

(1) Advisory Fees are payable at the maximum annual rates of .40%, .40%, .40%, .74%, 1.00%, 1.50%, .74%, .74%, .74%, .74% and .75% of the average daily net assets of the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund, respectively.

(2) "Other Expenses" After Reimbursements include administration fees. Until April 30, 1995, administration fees will equal .20% of each Fund's net assets. Effective May 1, 1995, an Administration Agreement with a new Administrator provides that administration fees will not exceed .17% of each Fund's average assets. (See "MANAGEMENT OF THE FUND -- Investment Advisor and Administrator and Distributor.")

  EXAMPLE
    You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; (2) redemption at the end of each time period; and (3) the imposition of a maximum sales load at the beginning of the period.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
                  Cash Management Fund....................    $  6       $19        $33        $ 74
                  Tax-Free Fund...........................    $  6       $18        $32        $ 71
                  U.S. Treasury Securities Fund...........    $  6       $18        $32        $ 71
                  Equity Fund.............................    $ 10       $32        $56        $124
                  International Equity Fund...............    $ 19       $60
                  Special Equity Fund.....................    $  9       $28        $49        $110
                  Bond Fund...............................    $  7       $22        $38        $ 85
                  Intermediate Income Fund................    $  7       $22        $38        $ 85
                  Pennsylvania Tax-Free Bond Fund.........    $  9       $27        $47        $104
                  Short-Term Income Fund..................    $  9       $28
                  Balanced Fund...........................    $ 13       $39

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE INTERNATIONAL EQUITY, SHORT-TERM INCOME AND BALANCED FUNDS ARE NEW. THE ABOVE FIGURES WITH RESPECT TO EACH FUND ARE ESTIMATES FOR THE CURRENT YEAR ONLY. ACTUAL EXPENSES FOR EACH FUND MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The Expense Summary has been restated with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds to reflect various projected fee and expense rates for the fiscal year ending October 31, 1995. The Special Equity Fund did not commence investment operations until March 15, 1994. The International Equity, Short-Term Income and Balanced Funds are expected to commence operations shortly after the effective date of this Prospectus. Without fee waivers and expense reimbursements by the Investment Advisor, Total Fund Operating Expenses for the Cash Management Fund, the Tax-Free Fund, the U.S. Treasury Securities Fund, the Equity Fund, the International Equity Fund, the Special Equity Fund, the Bond Fund, the Intermediate Income Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund would be .70%, .77%,
 .70%, 1.06%, 1.97%, 1.94%, 1.07%, 1.07%, 2.06%, 1.16%, and 1.28%, respectively, for the fiscal year or period ending October 31, 1995. Certain of the fee waivers and expense reimbursements reflected in the Expense Summary are based upon informal commitments of the Investment Advisor in connection with the implementation of the Company's multiple class structure to waive or reimburse certain expenses until February 1996; there can be no assurance that such commitments will continue thereafter. There may be a charge of $7.00 for each redemption paid by wire. See "MANAGEMENT OF THE FUND -- Expenses" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Funds.

  The information in the foregoing fee tables and examples relates only to the Institutional Shares of each Fund. Each of the Company's eleven Funds also offer another class of Shares known as Retail Shares. The Institutional Shares and Retail Shares of each Fund are subject to the same expenses except that Institutional Shares are not subject to a Rule 12b-1 fee and the Institutional Shares of the Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds are not sold with a sales charge.

                              FINANCIAL HIGHLIGHTS

  The "Financial Highlights" in the following tables supplements the Company's financial statements contained in the Statement of Additional Information and sets forth certain historic investment results of Shares of each Fund that had commenced investment operations prior to the date of this Prospectus. The Company's financial statements and the data reported in "Financial Highlights" for years ended October 31, 1994, 1993, 1992 and 1991 and period ended October 31, 1990 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond and Intermediate Income Funds, the year ended October 31, 1994 and 1993 and period ended October 31, 1992 with respect to the Pennsylvania Tax-Free Bond Fund and the period ended October 31, 1994 with respect to the Special Equity Fund were audited by the Company's independent auditors, whose report thereon is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's annual report which may be obtained without charge.

                              CASH MANAGEMENT FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                          FOR THE YEAR ENDED OCTOBER 31,(1)            NOVEMBER 27, 1989
                                                  --------------------------------------------------    TO OCTOBER 31,
                                                    1994          1993          1992          1991          1990(1)
                                                  --------      --------      --------      --------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $   1.00      $   1.00      $   1.00      $   1.00        $  1.00
                                                  --------      --------      --------      --------        -------
INVESTMENT ACTIVITIES
  Net Investment Income........................      0.034         0.028         0.037         0.060          0.073
                                                  --------      --------      --------      --------        -------
DISTRIBUTIONS
  Net Investment Income........................     (0.034)       (0.028)       (0.037)       (0.060)        (0.073)
                                                  --------      --------      --------      --------        -------
NET ASSET VALUE, END OF PERIOD.................   $   1.00      $   1.00      $   1.00      $   1.00        $  1.00
                                                  ========      ========      ========      ========   =================
TOTAL RETURN...................................       3.41%         2.80%         3.79%         6.22%          7.59%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)............   $140,545      $215,223      $113,096      $151,166        $39,061
  Ratio of Expenses to Average Net Assets......       0.71%         0.65%         0.48%         0.49%          0.42%(2)
  Ratio of Net Investment Income to Average
    Net Assets.................................       3.32%         2.75%         3.76%         5.84%          7.95%(2)
  Ratio of Expenses to Average Net Assets*.....       0.99%         0.87%         0.70%         0.79%          0.75%(2)
  Ratio of Net Investment Income to Average
    Net Assets*................................       3.05%         2.53%         3.55%         5.54%          7.62%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                                 TAX-FREE FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                            FOR THE YEAR ENDED OCTOBER 31,             NOVEMBER 27, 1989
                                                  --------------------------------------------------    TO OCTOBER 31,
                                                    1994          1993          1992          1991          1990(1)
                                                  --------      --------      --------      --------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $   1.00      $   1.00      $   1.00      $   1.00        $  1.00
                                                  --------      --------      --------      --------        -------
INVESTMENT ACTIVITIES
  Net Investment Income........................      0.022         0.020         0.028         0.044          0.052
                                                  --------      --------      --------      --------        -------
DISTRIBUTIONS
  Net Investment Income........................     (0.022)       (0.020)       (0.028)       (0.044)        (0.052)
                                                  --------      --------      --------      --------        -------
NET ASSET VALUE, END OF PERIOD.................   $   1.00      $   1.00      $   1.00      $   1.00        $  1.00
                                                  ========      ========      ========      ========   =================
TOTAL RETURN...................................       2.21%         1.97%         2.88%         4.44%          5.31%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)............   $ 54,904      $ 46,239      $ 46,295      $ 45,647        $24,167
  Ratio of Expenses to Average Net Assets......       0.37%         0.45%         0.33%         0.43%          0.31%(2)
  Ratio of Net Investment Income to Average
    Net Assets.................................       2.22%         1.95%         2.83%         4.37%          5.57%(2)
  Ratio of Expenses to Average Net Assets*.....       1.05%         0.96%         0.73%         0.87%          0.91%(2)
  Ratio of Net Investment Income to Average
    Net Assets*................................       1.53%         1.44%         2.45%         3.93%          4.97%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                         U.S. TREASURY SECURITIES FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                            FOR THE YEAR ENDED OCTOBER 31,             NOVEMBER 27, 1989
                                                  --------------------------------------------------    TO OCTOBER 31,
                                                    1994          1993          1992          1991          1990(1)
                                                  --------      --------      --------      --------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $   1.00      $   1.00      $   1.00      $   1.00       $    1.00
                                                  --------      --------      --------      --------        --------
INVESTMENT ACTIVITIES
  Net Investment Income........................      0.030         0.025         0.036         0.058           0.073
                                                  --------      --------      --------      --------        --------
DISTRIBUTIONS
  Net Investment Income........................     (0.030)       (0.025)       (0.036)       (0.058)         (0.073)
                                                  --------      --------      --------      --------        --------
NET ASSET VALUE, END OF PERIOD.................   $   1.00      $   1.00      $   1.00      $   1.00       $    1.00
                                                  ========      ========      ========      ========   =================
TOTAL RETURN...................................       3.07%         2.57%         3.64%         5.96%           7.44%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)............   $325,379      $257,934      $340,904      $341,931       $ 106,771
  Ratio of Expenses to Average Net Assets......       0.72%         0.66%         0.46%         0.51%           0.38%(2)
  Ratio of Net Investment Income to Average
    Net Assets.................................       3.03%         2.55%         3.65%         5.61%           7.73%(2)
  Ratio of Expenses to Average Net Assets*.....       0.97%         0.87%         0.69%         0.79%           0.79%(2)
  Ratio of Net Investment Income to Average
    Net Assets*................................       2.78%         2.33%         3.44%         5.32%           7.32%(2)

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                                  EQUITY FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                            FOR THE YEAR ENDED OCTOBER 31,             FEBRUARY 28, 1990
                                                  --------------------------------------------------    TO OCTOBER 31,
                                                    1994          1993          1992          1991          1990(1)
                                                  --------      --------      --------      --------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $  15.39      $  13.93      $  13.08      $   8.95       $   10.00
                                                  --------      --------      --------      --------        --------
INVESTMENT ACTIVITIES
  Net Investment Income........................       0.11          0.14          0.19          0.26            0.14
  Net Realized and Unrealized Gains (Losses) on
    Investments................................       0.22          1.89          1.02          4.13           (1.05)
                                                  --------      --------      --------      --------        --------
      Total from Investment Activities.........       0.33          2.03          1.21          4.39           (0.91)
                                                  --------      --------      --------      --------        --------
DISTRIBUTIONS
  Net Investment Income........................      (0.11)        (0.14)        (0.19)        (0.26)          (0.14)
  Net Realized Gains...........................      (0.61)        (0.43)        (0.17)
                                                  --------      --------      --------      --------        --------
      Total Distributions......................      (0.72)        (0.57)        (0.36)        (0.26)          (0.14)
                                                  --------      --------      --------      --------        --------
NET ASSET VALUE, END OF PERIOD.................   $  15.00      $  15.39      $  13.93      $  13.08       $    8.95
                                                  ========      ========      ========      ========   =================
TOTAL RETURN...................................       2.21%        14.90%         9.27%        49.37%          (9.22)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)............   $ 50,128      $ 45,677      $ 28,103      $ 12,830       $   5,982
  Ratio of Expenses to Average Net Assets......       1.49%         1.20%         0.92%         0.54%           0.65%(2)
  Ratio of Net Investment Income to Average
    Net Assets.................................       0.75%         0.94%         1.47%         2.30%           2.29%(2)
  Ratio of Expenses to Average Net Assets*.....       1.51%         1.41%         1.23%         1.48%           1.59%(2)
  Ratio of Net Investment Income to Average
    Net Assets*................................       0.73%         0.73%         1.17%         1.36%           1.35%(2)
Portfolio Turnover Rate........................      35.41%        23.68%        38.90%        68.15%          42.78%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                              SPECIAL EQUITY FUND
        (For a Fund Share Outstanding Throughout the Period presented.)

                                                                                                 MARCH 15, 1994 TO
                                                                                                    OCTOBER 31,
                                                                                                      1994(1)
                                                                                                 -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................         $ 10.00
                                                                                                      -------
INVESTMENT ACTIVITIES
  Net Investment Income......................................................................            0.06
  Net Realized and Unrealized Gains (Losses) on Investments..................................           (0.63)
                                                                                                      -------
      Total from Investment Activities.......................................................           (0.57)
                                                                                                      -------
DISTRIBUTIONS
  Net Investment Income......................................................................           (0.06)
  Net Realized Gains.........................................................................
                                                                                                      -------
      Total Distributions....................................................................           (0.06)
                                                                                                      -------
NET ASSET VALUE, END OF PERIOD...............................................................         $  9.37
                                                                                                 =================
TOTAL RETURN.................................................................................           (5.72)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000)..........................................................         $10,069
  Ratio of Expenses to Average Net Assets....................................................            0.15%(2)
  Ratio of Net Investment Income to Average Net Assets.......................................            1.06%(2)
  Ratio of Expenses to Average Net Assets*...................................................            2.10%(2)
  Ratio of Net Investment Income to Average Net Assets*......................................           (0.89)%(2)
Portfolio Turnover Rate......................................................................           38.70%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                                   BOND FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                              FOR THE YEAR ENDED OCTOBER 31,           FEBRUARY 28, 1990
                                                       ---------------------------------------------    TO OCTOBER 31,
                                                        1994         1993         1992         1991         1990(1)
                                                       -------      -------      -------      ------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 11.18      $ 10.89      $ 10.65      $ 9.96        $ 10.00
                                                       -------      -------      -------      ------         ------
INVESTMENT ACTIVITIES
  Net Investment Income.............................      0.53         0.56         0.70        0.78           0.50
  Net Realized and Unrealized Gains (Losses) on
    Investments.....................................     (1.04)        0.54         0.32        0.69          (0.04)
                                                       -------      -------      -------      ------         ------
      Total from Investment Activities..............     (0.51)        1.10         1.02        1.47           0.46
                                                       -------      -------      -------      ------         ------
DISTRIBUTIONS
  Net Investment Income.............................     (0.52)       (0.56)       (0.68)      (0.78)         (0.50)
  Net Realized Gains................................     (0.34)       (0.25)       (0.10)
                                                       -------      -------      -------      ------         ------
      Total Distributions...........................     (0.86)       (0.81)       (0.78)      (0.78)         (0.50)
                                                       -------      -------      -------      ------         ------
NET ASSET VALUE, END OF PERIOD......................   $  9.81      $ 11.18      $ 10.89      $10.65        $  9.96
                                                       =======      =======      =======      ======   =================
TOTAL RETURN........................................     (4.75)%      10.63%        9.82%      15.16%          4.64%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).................   $23,377      $27,346      $15,180      $7,255        $ 4,593
  Ratio of Expenses to Average Net Assets...........      1.01%        0.88%        0.46%       0.47%          0.68%(2)
  Ratio of Net Investment Income to Average
    Net Assets......................................      5.07%        5.16%        6.78%       7.71%          7.75%(2)
  Ratio of Expenses to Average Net Assets*..........      1.60%        1.49%        1.24%       1.41%          1.62%(2)
  Ratio of Net Investment Income to Average
    Net Assets*.....................................      4.48%        4.55%        6.01%       6.78%          6.81%(2)
Portfolio Turnover Rate.............................    231.88%      158.51%       99.03%      47.30%         22.57%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                            INTERMEDIATE INCOME FUND
   (For a Fund Share Outstanding Throughout the Years and Period presented.)

                                                              FOR THE YEAR ENDED OCTOBER 31,           FEBRUARY 28, 1990
                                                       ---------------------------------------------    TO OCTOBER 31,
                                                        1994         1993         1992         1991         1990(1)
                                                       -------      -------      -------      ------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 11.01      $ 10.87      $ 10.61      $10.12        $ 10.00
                                                       -------      -------      -------      ------         ------
INVESTMENT ACTIVITIES
  Net Investment Income.............................      0.50         0.53         0.65        0.77           0.48
  Net Realized and Unrealized Gains (Losses) on
    Investments.....................................     (0.61)        0.21         0.29        0.50           0.12
                                                       -------      -------      -------      ------         ------
      Total from Investment Activities..............     (0.11)        0.74         0.94        1.27           0.60
                                                       -------      -------      -------      ------         ------
DISTRIBUTIONS
  Net Investment Income.............................     (0.49)       (0.53)       (0.64)      (0.77)         (0.48)
  Net Realized Gains................................     (0.14)       (0.07)       (0.04)      (0.01)
                                                       -------      -------      -------      ------         ------
      Total Distributions...........................     (0.63)       (0.60)       (0.68)      (0.78)         (0.48)
                                                       -------      -------      -------      ------         ------
NET ASSET VALUE, END OF PERIOD......................   $ 10.27      $ 11.01      $ 10.87      $10.61        $ 10.12
                                                       =======      =======      =======      ======   =================
TOTAL RETURN........................................     (0.97)%       6.99%        9.11%      12.94%          6.10%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).................   $21,247      $24,047      $16,718      $7,116        $ 3,986
  Ratio of Expenses to Average Net Assets...........      0.90%        0.78%        0.47%       0.40%          0.75%(2)
  Ratio of Net Investment Income to Average
    Net Assets......................................      4.66%        4.89%        6.31%       7.69%          7.42%(2)
  Ratio of Expenses to Average Net Assets*..........      1.64%        1.50%        1.24%       1.34%          1.69%(2)
  Ratio of Net Investment Income to Average
    Net Assets*.....................................      3.92%        4.17%        5.57%       6.76%          6.48%(2)
Portfolio Turnover Rate.............................    170.23%       90.17%       53.28%      32.94%         39.36%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                        PENNSYLVANIA TAX-FREE BOND FUND
    (For a Fund Share Outstanding Throughout the Year and Period presented.)

                                                                                   YEAR ENDED      SEPTEMBER 21, 1992
                                                                                  OCTOBER 31,        TO OCTOBER 31,
                                                                    1994              1993               1992(1)
                                                                   ------       ----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................   $10.48            $ 9.77              $ 10.00
                                                                   ------            ------               ------
INVESTMENT ACTIVITIES
  Net Investment Income.........................................     0.46              0.45
  Net Realized and Unrealized Gains (Losses) on Investments.....    (0.85)             0.70                (0.23)
                                                                   ------            ------               ------
      Total from Investment Activities..........................    (0.39)             1.15                (0.23)
                                                                   ------            ------               ------
DISTRIBUTIONS
  Net Investment Income.........................................    (0.46)            (0.44)
  Net Realized Gains............................................    (0.07)
                                                                   ------            ------               ------
      Total Distributions.......................................    (0.53)            (0.44)
                                                                   ------            ------               ------
NET ASSET VALUE, END OF PERIOD..................................   $ 9.56            $10.48              $  9.77
                                                                   ======       ================   ===================
TOTAL RETURN....................................................    (3.90)%           11.94%               (2.28)%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000).............................   $7,008            $5,883              $ 3,405
  Ratio of Expenses to Average Net Assets.......................     0.38%             0.51%                2.67%(2)
  Ratio of Net Investment Income to Average Net Assets..........     4.61%             4.35%                0.52%(2)
  Ratio of Expenses to Average Net Assets*......................     1.57%             1.63%                3.41%(2)
  Ratio of Net Investment Income to Average Net Assets*.........     3.42%             3.23%               (0.22)%(2)
Portfolio Turnover Rate.........................................    37.23%            50.19%               31.37%

---------
* During the periods the investment advisory, administration and/or shareholder servicing plan fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(1)  Period from commencement of operations.

(2)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

THE CONESTOGA CASH MANAGEMENT FUND

  The investment objective of the Cash Management Fund is to seek current income with liquidity and stability of principal. The Cash Management Fund will invest only in those obligations which are considered by the Investment Advisor to present minimal credit risk and which at the time of purchase are rated of a high quality, i.e., rated in the highest rating category by a nationally recognized statistical rating organization ("Rating Organization") in the case of commercial paper; or rated in one of the two highest rating categories by a Rating Organization in the case of bonds; or which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. All securities or instruments in which the Cash Management Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The average dollar-weighted maturity of the securities in the Cash Management Fund will not exceed 90 days. Obligations purchased by the Cash Management Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

THE CONESTOGA U.S. TREASURY SECURITIES FUND

  The U.S. Treasury Securities Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements secured by U.S. Treasury instruments. All securities or instruments in which the U.S. Treasury Securities Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The average dollar-weighted maturity of the securities in the U.S. Treasury Securities Fund will not exceed 90 days. Obligations purchased by the U.S. Treasury Securities Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

  To the extent permitted by state and local law, in addition to being suitable for individuals, institutions, custody and certain trust accounts, the U.S. Treasury Securities Fund offers an economical and convenient vehicle for the investment of available cash by state and local governments, their political subdivisions, agencies, instrumentalities and public authorities, as well as by trustees and others, of proceeds of tax-exempt bond issues, whether or not subject to arbitrage limitations or rebate requirements under the Internal Revenue Code of 1986 as amended. Potential investors should consult their legal advisors to determine whether or not their state and local statutes, regulations and applicable governing instruments (such as bond indentures and resolutions) permit such investors to purchase Shares in the U.S. Treasury Securities Fund. The U.S. Treasury Securities Fund offers the advantages of liquidity, diversification and combined investing power, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the U.S. Treasury Securities Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of U.S. Treasury securities. These include selection of investments; surveying the market for the best terms at which to buy and sell; scheduling and monitoring maturities and reinvestments; receipt, delivery and safekeeping of securities; and recordkeeping.

THE CONESTOGA TAX-FREE FUND

  The investment objective of the Tax-Free Fund is to seek current income which is exempt from regular federal income tax with liquidity and stability of principal. The assets of the Tax-Free Fund will be primarily invested in high-quality bonds and notes issued by, or on behalf of, states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax ("Municipal Obligations"), and which have remaining maturities of 397 days or less. The average dollar-weighted maturity of the securities in the Tax-Free Fund will not exceed 90 days. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Obligations.

  The Tax-Free Fund may invest in private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities. Private activity bonds are included in the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. See "TAXES."

  Under normal market conditions, the Tax-Free Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income taxation or is treated as a specific tax preference item under the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. When the Fund is so invested, its investment objective may not be achieved. Uninvested cash reserves will not earn income. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and banker's acceptances of selected banks, private activity bonds and commercial paper meeting the Tax-Free Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

  The Tax-Free Fund will invest only in those Municipal Obligations which are considered by the Investment Advisor to present minimal credit risks and which at the time of purchase are rated high quality, i.e., rated in one of the two highest rating categories assigned by a Rating Organization in the case of bonds; rated in the highest rating category assigned by a Rating Organization in the case of notes, variable rate demand notes and tax-exempt commercial paper; or which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. Municipal Obligations may be purchased in reliance upon a rating only where the Rating Organization is not affiliated with the issuer or guarantor of the Municipal Obligations. If a security is subject to a demand feature, the security must receive both a short-term and a long-term high quality rating or must be determined to be of comparable quality by the Investment Advisor; except that where the demand feature is considered to be "unconditional" under the Investment Company Act of 1940, the security may be acquired solely in reliance on a short-term high quality rating or a determination of comparable quality by the Investment Advisor. The applicable Municipal Obligations ratings are described in Appendix "A" to the Statement of Additional Information.

  The Tax-Free Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax-Free Fund would not be appropriate for tax-deferred plans, such as IRA or Keogh plans. Investors should consult a tax or other financial advisor to determine whether investment in the Tax-Free Fund would be appropriate.

EQUITY FUNDS

THE CONESTOGA EQUITY FUND

  The investment objective of the Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks of companies with large, medium or small capitalizations. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks. The Fund may also invest up to 20% of the value of its total assets in securities convertible into common stocks, preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities.

  Stocks held by the Equity Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. The Investment Advisor has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. The Investment Advisor believes that its quantitative approach reduces subjectivity in the stock selection process.

  Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE CONESTOGA INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to seek long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally, these securities will be issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. Equity securities include for this purpose common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts, or ADRs, and European Depositary Receipts, or EDRs. The Fund may also hold depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

  The Fund may invest in securities of issuers with large, medium or small capitalizations in any country, including but not limited to, Argentina, Australia, Austria, Belgium, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Israel, Italy, Japan, South Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, the United Kingdom and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies.

  Initial emphasis in the selection of investments is expected to be placed on selection of countries in which to invest, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

  Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, during temporary defensive periods, the Fund may invest up to 100% of its total assets in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase and reverse repurchase agreements, and demand and time deposits of domestic or foreign banks and savings and loan associations, and in money market mutual funds.

THE CONESTOGA SPECIAL EQUITY FUND

  The investment objective of the Special Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks. The Special Equity Fund will normally invest in common stocks of domestic companies that the Investment Advisor expects will experience growth in earnings and price. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may also purchase securities convertible into common stocks, preferred stocks, notes, warrants, and, for daily case management purposes, short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations, including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities. The Investment Advisor's quantitative process described above under "The Conestoga Equity Fund" will be utilized for the Special Equity Fund.

  Many of the companies in which the Special Equity Fund invests will be small and medium capitalized companies. Small capitalized companies are those organizations with "stock market capitalizations" between $100 million and $1 billion and medium capitalized companies are those organizations with stock market capitalizations between $1 billion and $5 billion. "Stock market capitalizations" means the total number of common shares outstanding multiplied by the market price per share.

  The Special Equity Fund will normally purchase the securities of small and medium capitalized companies across a wide range of industry sectors. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Small and medium capitalized companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalized companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. Accordingly, equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

BOND FUNDS

THE CONESTOGA BOND FUND

  The investment objective of the Bond Fund is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities. The Bond Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and Money Market Funds. Some of the securities in which the Fund invests may have warrants or options attached.

THE CONESTOGA INTERMEDIATE INCOME FUND

  The Intermediate Income Fund has a primary investment objective of seeking current income by investing principally in a diversified portfolio of debt securities with expected or remaining maturities of ten years or less, and a secondary objective of seeking capital growth. The Fund will normally have an average dollar-weighted portfolio maturity of three to ten years. The Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and Money Market Funds. Some of the securities in which the Fund invests may have warrants or options attached.

THE CONESTOGA PENNSYLVANIA TAX-FREE
BOND FUND

  The investment objective of the Pennsylvania Tax-Free Bond Fund is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal alternative minimum tax. Shares of the Fund will be exempt from Pennsylvania personal property taxes. To achieve this objective, the Fund anticipates that it will invest primarily in Pennsylvania Municipal Obligations (as defined below). Under normal market conditions, the Fund will invest substantially all of its total assets (but in no event less than 80%) in investment grade municipal securities issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and authorities ("Pennsylvania Municipal Obligations"), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal individual income tax and Pennsylvania state and local personal income tax, and is not treated as a specific tax preference item under the federal alternative minimum tax. During temporary defensive periods, the Fund may invest without limitation in other types of securities. These securities may include other types of bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to the Pennsylvania Municipal Obligations, or if unrated, are of comparable quality as determined by the Investment Advisor at the time of purchase. Other debt obligations, such as bank obligations, may be included. Since the Fund's purchases will be limited to investment grade securities, it will not acquire lower quality securities which would carry higher yields and also greater risk.

  Pennsylvania Municipal Obligations acquired by the Pennsylvania Tax-Free Bond Fund will be investment grade at the time of purchase -- that is, obligations rated in one of the four highest rating categories assigned by a Rating Organization in the case of bonds; rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, "SP-1" or "SP-2" by S&P, or "MIG-1" or "MIG-2" by Moody's in the case of notes; rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, or "VMIG-1" or "VMIG-2" by Moody's in the case of variable rate demand notes; or rated "Duff 1," "Duff 2," or "Duff 3" by D&P, "F-1" or "F-2" by Fitch, "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's in the case of tax-exempt commercial paper. Unrated obligations acquired by the Fund will be determined by the Investment Advisor to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Fund. Obligations rated in the lowest of the top four rating categories ("BBB" by D&P, Fitch, or S&P, or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of Pennsylvania Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisor will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix A" to the Statement of Additional Information for a description of these rating designations.

THE CONESTOGA SHORT-TERM INCOME FUND

  The investment objective of the Short-Term Income Fund is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities. Under normal conditions, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund will normally have an average dollar-weighted portfolio maturity of approximately one year.

  The Fund will invest principally in debt securities, including bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is in the United States ("Yankee Bonds").

BALANCED FUND

THE CONESTOGA BALANCED FUND

  The investment objective of the Balanced Fund is to seek a balance of capital appreciation and current income consistent with the preservation of capital. The Fund seeks to achieve its objective through a policy of diversified investment in fixed income and equity securities. Equity securities will be selected on the basis of the potential for capital appreciation; current income will not be a significant consideration. Fixed income securities will be selected in an effort to maximize total return with respect to the fixed income portion of the Fund's portfolio. An investor should not consider an investment in the Fund to be a complete investment program.

  The Fund's policy is to invest at all times at least 30% of the value of its total assets in fixed-income securities and no more than 70% in equity securities. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time depending of the judgment of the Investment Advisor as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 30% of its total assets will be in fixed-income securities (including short-term obligations, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

  During temporary defensive periods, the Fund may invest up to 100% of its total assets in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase and reverse repurchase agreements, and demand and time deposits of domestic or foreign banks and savings and loan associations, and in money market mutual funds.

  Stocks held by the Balanced Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. The Investment Advisor has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. The Investment Advisor believes that its quantitative approach reduces subjectivity in the stock selection process.

  Fixed income securities include both debt securities and preferred stocks, which may be convertible into, or exchangeable for, common stocks. Debt securities include domestic and foreign bonds, Yankee Bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Fund invests may have warrants or options attached.

GENERAL

  The investment objective of each of the Cash Management Fund, U.S. Treasury Securities Fund, Tax-Free Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund and Pennsylvania Tax-Free Bond Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities of the Fund. The investment objective of each of the International Equity Fund, Short-Term Income Fund and Balanced Fund may be changed by the Board of Trustees of the Company.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Institutional Shares of each Fund are sold on a continuous basis by the Company's distributor, SEI Financial Services Company (the "Distributor") in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Investment Advisor, its related companies or their correspondents ("Entities"). With respect to the Cash Management, Tax-Free and U.S. Treasury Securities Funds (collectively, the "Money Market Funds"), these procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by an Entity and its Customer are invested by the Distributor in Shares of one or more of the Money Market Funds depending upon the type of account or the instructions of the Customer. The principal office of the Distributor is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Institutional Shares of a Fund sold to an Entity acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Entity. With respect to Institutional Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of Institutional Shares of the Funds will be recorded by the Entities and reflected in the account statements provided to Customers. Entities may exercise voting authority for those Institutional Shares for which they had been granted authority by the Customer. The minimum initial purchase is $1,000; however, there is no minimum subsequent purchase. The minimum may be waived if purchases are made in connection with qualified pension plans, payroll savings plans or other employer plans. Purchasers will pay the sum of the next calculated net asset value per Share of a Fund selected after the Distributor's agent's receipt of an order to purchase Shares.

OTHER INFORMATION REGARDING PURCHASES

  MONEY MARKET FUNDS: Institutional Shares of these Funds are purchased at the net asset value per Share of each such Fund (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Institutional Shares. An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Company's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Company's custodian, if received prior to noon. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Company strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

  Purchases of Institutional Shares of the Money Market Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Company. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Company. Institutional Shares purchased before 12:00 noon, (Eastern Time) begin earning dividends on the same Business Day. All Institutional Shares continue to earn dividends through the day before their redemption.

  EQUITY, BOND AND BALANCED FUNDS: Purchases of Institutional Shares in these Funds (the "Non-Money Market Funds") will be effected only on a Business Day. The purchase price will be the net asset value per share (see "VALUATION OF SHARES") as determined on the Business Day the order is received in good form by the Distributor, but only if the Distributor receives the order in good form by 4:00 P.M. Eastern Time. Otherwise, the price will be determined as of 4:00 P.M. Eastern Time on the next Business Day.

  ALL FUNDS: The minimum investment is $1,000 for the initial purchase of Institutional Shares by an investor. There is no minimum investment for subsequent purchases. The minimum may be waived if purchases are made in connection with qualified pension plans or other employer plans.

  Depending upon the terms of a particular Customer account, an Entity may charge its Customers account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information so received from the Entities.

  The Company reserves the right to reject any order for the purchase of its Institutional Shares in whole or in part.

  Every Shareholder will receive a confirmation of each transaction in its account, which will also show the total number of Institutional Shares of a Fund owned by the Shareholder. Confirmation of purchases and redemptions of Institutional Shares of the Funds by the Investment Advisor or one of its affiliates or their correspondents on behalf of a Customer will be sent to the Investment Advisor or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.

EXCHANGE PRIVILEGE

  Shareholders may exchange Institutional Shares of various Funds for Institutional Shares of all or any of the Company's other Funds at respective net asset values, provided that the Shareholder making the exchange is eligible on the date of exchange to purchase Institutional Shares and the exchange is made in states where it is legally authorized. An exchange is considered a sale of shares and will result in a capital gain or loss for federal income tax purposes. To receive the public offering price, Shareholders must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification.

  An Entity should notify the Company of its desire to make an exchange on behalf of its Customer, and the Distributor will furnish the shareholder with the prospectus of the appropriate class of shares of the Fund and the appropriate authorization form.

  The Institutional Shares exchanged must have a current value of at least $1,000. A Shareholder may make an exchange request by calling

(800) 344-2716 or by providing written instructions to the Distributor. An investor should consult the Distributor for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete.

REDEMPTION OF SHARES

  Shareholders may redeem their Institutional Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone. However, all or part of a Customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem for and on behalf of the Customer, all or part of the Customer's Institutional Shares of a Fund to the extent necessary to maintain the required minimum balance. There may be no notice period affording shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption by an Entity.

REDEMPTION BY MAIL

  A written request for redemption must be submitted to the Distributor. The Distributor's address is: SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. There is no charge for having redemption requests mailed to a designated bank account.

OTHER INFORMATION REGARDING REDEMPTION OF
INSTITUTIONAL SHARES

  All redemption orders are effected at the net asset value per share next determined after a properly completed redemption order has been received, as described above. The proceeds paid upon redemption of Institutional Shares in a Fund may be more or less than the amount invested. Payment to Shareholders for Institutional Shares redeemed will normally be made within seven days after receipt by the Distributor of the request for redemption. To the extent possible, however, the Company will attempt to honor requests from Shareholders for (a) next day payments upon redemption of Institutional Shares in the Non-Money Market Funds if received by the Distributor before 4:00 P.M., Eastern Time, on a Business Day or, if received after 4:00 P.M., Eastern Time, within two Business Days or (b) same day payments upon redemption of Institutional Shares in the Money Market Funds if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day; unless it would be disadvantageous in the opinion of the Investment Advisor to the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times a Fund may be requested to redeem Institutional Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed for up to fifteen days until payment has been collected for the purchase of such Institutional Shares. Such delay may be avoided if Institutional Shares are purchased by wire transfer of federal funds. The Funds intend to pay cash for all Institutional Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Matters Affecting Redemption" and "Net Asset Value" in the Statement of Additional Information for examples of when the Company may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Company's responsibilities under the Investment Company Act of 1940.

                              VALUATION OF SHARES

  The net asset value of each of the Money Market Funds is determined, and the Institutional Shares of each such Fund are priced, as of 12:00 noon and the close of regular trading on the New York Stock Exchange ("NYSE") (generally, 4:00 P.M., Eastern Time) on each Business Day of the Company. The net asset value of each of the Non-Money Market Funds is determined, and the Shares of each such Fund are priced, as of the close of regular trading on the NYSE (generally 4:00 P.M., Eastern Time) on each Business Day. Each time the net asset value of a Fund is determined and its Institutional Shares priced is referred to as a "Valuation Time." As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading and the Federal Reserve Bank of Philadelphia is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Philadelphia is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr., Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Institutional Shares of a Fund less the liabilities charged to such class of such Fund by the number of its outstanding Institutional Shares.

  The assets in the Money Market Funds are each valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, the Money Market Funds will each maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the net asset value per Institutional Share of the Money Market Funds at $1.00 each, there can be no assurance that net asset value will not vary.

  The net asset value per Institutional Share of the Non-Money Market Funds will fluctuate as the value of the investment portfolio of each Fund changes. The securities in these Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see the Statement of Additional Information.

                                   DIVIDENDS

  MONEY MARKET FUNDS: The net income of each of these Funds is declared daily as a dividend to the respective Shareholders of each such Fund at the close of business on the day of declaration. Dividends are paid monthly, and a Shareholder's dividends will automatically be reinvested in additional full and fractional Institutional Shares of such Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends in cash or directs such dividends to another Fund (see "How To Purchase And Redeem Shares--Directed Dividend Option"). Reinvested dividends receive the same tax treatment as dividends paid in cash. In the case of redemptions, dividends will be paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Institutional Shares in the Cash Management, Tax-Free and U.S. Treasury Securities Funds. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, at State Street Bank and Trust Company, (the "Transfer Agent") at The BFDS Building, 2 Heritage Drive, Quincy, MA 02171, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

  NON-MONEY MARKET FUNDS: The net income of the International Equity Fund is generally declared annually, the net income of each of the Equity, the Special Equity and the Balanced Funds is generally declared quarterly, and the net income of each of the Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Short-Term Income Funds (collectively, the "Bond Funds") is generally declared monthly, as a dividend to the respective Shareholders at the close of business on the record date. Dividends are generally paid annually with respect to the International Equity Fund, quarterly with respect to the Equity, the Special Equity and the Balanced Funds, and monthly with respect to the Bond Funds. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gain distributions from the Fund in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at The BFDS Building, 2 Heritage Drive, Quincy, MA 02171, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

                           OTHER INVESTMENT POLICIES

GOVERNMENT AND RELATED OBLIGATIONS

  The Funds may invest in Treasury bills, notes and bonds and other obligations issued or guaranteed by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds may also acquire repurchase agreements secured by U.S. Treasury obligations.

  The Funds (except the U.S. Treasury Fund) may also invest in other obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government. These obligations may differ from U.S. Treasury obligations in their interest rates, maturities, and times of issuance. These Funds may also purchase interests in U.S. Treasury securities (such as TIGRs and CATS). TIGRs and CATS are not issued by the U.S. Treasury. Participations other than those issued or guaranteed by the U.S. are not obligations of the U.S. Government.

  Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, may borrow from the Treasury in its discretion; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The obligations of such agencies and instrumentalities and stripped securities will only be purchased when the Investment Advisor deems the credit risk with respect thereto to be minimal.

BANKER'S ACCEPTANCES

  The Cash Management Fund may invest in banker's acceptances guaranteed by domestic and foreign banks if, at the time of investment, the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) and the bank, its parent or holding company is rated "A/B" or better at the time of investment by Thomson BankWatch, Inc., or unrated at the time of purchase but are determined to be institutions of comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees. For a description of the rating symbols of Thomson BankWatch, Inc., see Appendix "A" to the Statement of Additional Information.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

  The Cash Management Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositary institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) and the depositary institution, its parent or holding company is rated "A/B" or better at the time of investment by Thomson BankWatch, Inc., (b) the principal amount of the instrument is insured in full by the FDIC or the Federal Savings and Loan Insurance Corporation, or (c) which are unrated at the time of purchase but are determined to be at comparable quality by the Investment Advisor pursuant to guidelines approved by the Company's Board of Trustees.

  The Funds (except the U.S. Treasury Securities Fund) may invest in Eurodollar Certificates of

Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

  The Cash Management Fund will not invest in excess of 10% of its total assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

COMMERCIAL PAPER

  The Funds (except the U.S. Treasury Securities Fund) may invest in short-term promissory notes issued by corporations (including variable amount master demand notes). In the case of the Cash Management and Tax-Free Funds, such instruments at the time of purchase (1) have received the highest short-term rating by at least two Rating Organizations, (2) have received the highest short-term rating by the only rating agencies to have rated the notes, or (3) are unrated, but are determined to be of comparable quality pursuant to guidelines adopted by the Board of Trustees. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols used in this paragraph, see the Appendix to the Statement of Additional Information. The Funds (except the U.S. Treasury Securities Fund) may also invest in foreign commercial paper ("FCP") which is U.S. dollar-denominated commercial paper issued by a foreign corporation or a foreign counterpart of a U.S. corporation.

ZERO COUPON OBLIGATIONS

  The Cash Management, Bond, Intermediate Income, Short-Term and Balanced Funds may invest in zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity, provided that immediately after any purchase not more than 5% of the value of the net assets of the respective Fund would be invested in such obligations.

FOREIGN SECURITIES

  The Equity Funds and the Balanced Fund may invest in securities of foreign issuers by acquiring both sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a bank or trust company in the United States evidencing ownership of underlying securities of a foreign issuer. Unsponsored ADRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. The Equity Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). As stated above, certain Funds may invest in ECDs, ETDs, CTDs, and Yankee CDs. The Cash Management Fund may also acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Investment Advisor believes that the risks associated with such instruments are minimal. The Bond, Intermediate Income, Short-Term Income and Balanced Funds may invest in Yankee Bonds.

  For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depositary Receipts, or

EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  Investment in securities of foreign issuers involves certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, difficulties in predicting international trade patterns, political, social and economic instability in the country of the issuer, foreign trading practices (including higher trading commissions, custodial charges and delayed settlements), foreign withholding and income taxation, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (which might adversely affect the payment of principal and interest), difficulty in obtaining and enforcing judgments against foreign issuers, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, nationalization of assets, limits on removal of currency or other assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FOREIGN CURRENCY TRANSACTIONS

  The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

  For example, when the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund can help to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities or other assets denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount.

However, these contracts tend to limit potential gains which might result from positive changes in currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

  The International Equity Fund does not intend to enter into such forward contracts if the Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. In addition, the Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

  For further information about the characteristics, risks and possible benefits of option, futures and foreign currency transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

OPTIONS

  The Equity Funds and the Balanced Fund may also purchase put and call options on securities and the International Equity Fund may purchase put and call options on foreign currencies, in each case for the purposes of hedging against market risks related to its portfolio securities and/or adverse movements in exchange rates between currencies, as applicable. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. These Funds may also engage in writing call options from time to time as the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems appropriate. These Funds will write only covered call options (options on securities owned by the Funds). These Funds will forego any capital appreciation above the exercise price on securities on which it has written a call option. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on a particular security. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 50% of the net assets of a Fund.

  The International Equity Fund, as part of its option transactions, also may, for hedging purposes, purchase index put and call options and write index options. As with options on individual securities, the Fund will write only covered index call options. Through the writing or purchase of index options, the Fund can seek to achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Price movements in securities which the Fund owns or intends to purchase would not be expected to correlate directly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

  The Cash Management Fund and the Tax-Free Fund may acquire "puts" with respect to obligations held in their portfolios. Under a put, a Fund would have the right to sell a specified obligation within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying obligation. A Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying obligations, or permit the investment of the Fund's assets at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

FUTURES CONTRACTS

  The International Equity Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

  The International Equity Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

  The acquisition of put and call options on futures contracts will, respectively, give the International Equity Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the market value of the International Equity Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 33-1/3% of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

  Futures transactions involve brokerage costs and require the International Equity Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be effectively correlated with the value of its portfolio securities, which would limit the value of the Fund's hedge against interest rate, exchange rate and/or market risk, and would give rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

MUNICIPAL OBLIGATIONS

  The two principal classifications of Municipal Obligations which may be held by the Tax-Free Fund or the Pennsylvania Tax-Free Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Municipal Obligations may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of 397 days but which will, in such event, be subject to a demand feature that will permit a Fund to demand payment of the principal of the note either (i) at any time upon not more than 30 days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will not be purchased in an amount which, together with all other illiquid securities held by the Fund, exceed 10% of the Tax-Free Fund's total assets or 15% of the Pennsylvania Tax-Free Bond Fund's total assets unless such notes are subject to a demand feature that will permit a Fund to demand payment of the principal within seven days after demand by the Fund.

  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Advisor will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

  The Tax-Free Fund may invest more than 25% of its assets in Municipal Obligations which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Obligations. Examples of such securities are obligations the payment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Tax-Free Fund's Investment Advisor. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Obligations that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Obligations, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

REPURCHASE AGREEMENTS

  Securities held by each Fund may be subject to repurchase agreements. There is no limit on a Fund's investments in repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as banks insured by the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or registered broker-dealers which the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems creditworthy pursuant to guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). The Investment Advisor will monitor the value of the collateral on an ongoing basis to ensure that the required value is maintained. In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Securities subject to repurchase agreements will be held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

  An increase in interest rates will generally reduce the value of the investments in each Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

INVESTMENT COMPANIES

  In connection with the management of its daily cash position, each of the Funds may invest up to 5% of the value of its total assets in the shares of a money market fund. However, no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, in order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the Money Market Funds or other portfolios served by the Investment Advisor ("acquired fund"), the Investment Advisor will reduce its fees to the investing Fund by an amount based on the fee formula charged to the acquired Fund.

"WHEN-ISSUED" SECURITIES

  Each Fund may also purchase debt securities on a "when-issued" basis. "When-issued" securities are new securities purchased for delivery beyond the normal settlement date at a stated price and yield thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a "when-issued" basis are recorded as an asset when purchased and are thereafter subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that commitments by each Fund to purchase "when-issued" securities will not exceed 60 days. If commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the Investment Advisor's (and/or Sub-advisor's with respect to the International Equity Fund) ability to manage it might be adversely affected. In "when-issued" transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous. While purchases may be considered a form of leverage, a Fund does not intend to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER

  The Equity Funds, the Bond Funds and the Balanced Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) believes are changes in market, industry, or individual company conditions or outlook. Any such trading would increase a Fund's turnover rate and its transaction costs.

  Portfolio turnover may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher brokerage commissions and other transaction costs to the Fund. Distributions resulting from any net short-term capital gains are considered ordinary income for federal income tax purposes. (See "TAXES.")

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks or broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt obligations consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

ILLIQUID SECURITIES

  The Non-Money Market Funds may each invest up to 15% and the Money Market Funds may each invest up to 10% of the value of their respective net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days (except that the Bond Fund, the Intermediate Income Fund and the Equity Fund will not acquire repurchase agreements with maturities in excess of seven days if such investment, together with other investments in such Fund which are not readily marketable, exceeds 10% of such Fund's total assets), time deposits with maturities in excess of seven days, non-negotiable time deposits, and other securities which are not readily marketable. This limitation on illiquid securities also includes restricted securities, except those that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists, as determined by the Company's Board of Trustees or the Investment Advisor. See the Statement of Additional Information for further discussion of Rule 144A securities.

ASSET-BACKED SECURITIES

  The Cash Management, Bond, Intermediate Income, Short-Term Income and Balanced Funds may purchase asset-backed securities. Like other debt securities, asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets) are subject to declines in market value during periods of rising interest rates. However, due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term. Asset-backed securities purchased at a premium to par may subject these Funds to losses equal to any unamortized premium if such obligations are repaid prior to their scheduled maturities. The Cash Management, Bond, Intermediate Income, and Balanced Funds will invest only in privately-issued asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see Appendix "A" to the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

  The Bond, Intermediate Income, Short-Term Income and Balanced Funds may purchase mortgage-backed securities. The investment objective of the Intermediate Income Fund permits it to purchase mortgage-backed and certain other securities with stated maturities in excess of ten years if the expected maturities are ten years or less. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Investment Advisor, and such securities may be purchased by the Intermediate Income Fund if the estimated average life is determined to be 6 years or less. Various independent mortgage-backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Intermediate Income Fund, the Investment Advisor will rely on such data except to the extent such data are deemed unreliable by the Investment Advisor. The Investment Advisor might deem data unreliable which appeared to present a significantly different average remaining expected life for a security than data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

  The Bond, Intermediate Income and Balanced Funds will invest only in privately-issued mortgage-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see Appendix "A" to the Statement of Additional Information.

CORPORATE OBLIGATIONS

  The Non-Money Market Funds also may invest in bonds, notes and debentures of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will vary in their interest rates, maturities and times of issuance. These Funds will invest in corporate debt securities only if they are rated at the time of purchase within the four highest rating groups assigned by a Rating Organization or, if unrated, which the Investment Advisor (and/or the Sub-advisor with respect to the International Equity Fund) deems to be of comparable quality. Such securities are considered high or medium-grade securities. Debt obligations rated in the fourth highest rating group have some speculative characteristics and repayment of principal and interest are more likely to be adversely affected by adverse economic conditions or changing circumstances than are obligations in the higher rated categories.

SHORT-TERM OBLIGATIONS

  The Non-Money Market Funds may each ordinarily hold some short-term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.

STAND-BY COMMITMENTS

  The Pennsylvania Tax-Free Bond Fund may acquire stand-by commitments with respect to Pennsylvania Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at the Fund's option, specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MUNICIPAL NOTES

  Municipal notes in which the Pennsylvania Tax-Free Bond Fund may invest include project notes, demand notes, and short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes and tax-exempt commercial paper) rated in the highest rating category assigned by a Rating Organization.

MUNICIPAL LEASES

  The Pennsylvania Tax-Free Bond Fund may invest in municipal leases and participations therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Bonds from such obligations are generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the Participation and enforcing the participants' rights in the underlying lease.

  Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts or "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

  Municipal leases represent a relatively new type of financing. In certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of Pennsylvania obligations. However, in all cases the Pennsylvania Tax-Free Bond Fund will require that a municipal lease purchased by the Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

  Certain municipal lease obligations may be deemed illiquid for the purpose of the Pennsylvania Tax-Free Bond Fund's investment of up to 15% of the value of its net assets in illiquid securities. In determining the liquidity of municipal lease obligations, the Investment Advisor will consider a variety of factors, including the following guidelines which have been adopted by the Board of Trustees: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the general creditworthiness of the municipality and the importance of the property covered by the lease to the municipality; and (6) the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

SPECIAL RISKS AND CONSIDERATIONS

  The Pennsylvania Tax-Free Bond Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuation. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives would be.

  Because the Fund will normally invest 80% or more of its net assets in Pennsylvania Municipal Obligations, it is more susceptible to factors affecting Pennsylvania issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Pennsylvania tax-exempt issuers may be adversely affected by local political and economic conditions and developments within Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $64.4 million at June 30, 1993. However, rising unemployment, a relatively high proportion of persons 65 and older, and court ordered increases in healthcare reimbursement rates continue to place increased pressures on the tax resources of the Commonwealth and its municipalities. In addition, certain litigation is pending against the Commonwealth that could adversely affect its ability to pay debt service. See the Statement of Additional Information for further discussion of investment considerations associated with Pennsylvania Municipal Obligations.

  General obligations of Pennsylvania are currently rated "AA-" by S&P and Fitch and "A1" by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

                            INVESTMENT RESTRICTIONS

  The Funds are subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares (as defined in the Statement of Additional Information) of each Fund.

MONEY MARKET FUNDS

CASH MANAGEMENT FUND

  The Cash Management Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Cash Management Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Cash Management Fund's total assets may be invested without regard to such 5% limitation. (Regulations prohibit investments in excess of the 5% limitation in more than one issuer or for more than three business days after purchase.)

  2. Purchase any securities which would cause more than 25% of the value of the Cash Management Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

CASH MANAGEMENT AND U.S. TREASURY
SECURITIES FUNDS

  The Cash Management and U.S. Treasury Securities Funds may not:

  1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of the total assets of such Fund.

  2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

U.S. TREASURY SECURITIES FUND

  The U.S. Treasury Securities Fund may not purchase securities other than short-term obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements secured by U.S. Treasury obligations.

TAX-FREE FUND

  The Tax-Free Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax-Free Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

  2. Purchase any securities which would cause 25% or more of the Tax-Free Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations.

  3. Borrow money or issue senior securities, except that the Tax-Free Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Tax-Free Fund's total assets at the time of its borrowing. The Tax-Free Fund will not purchase securities while any borrowings are outstanding.

NON-MONEY MARKET FUNDS

  The Equity Funds, the Bond Fund and the Intermediate Income, Short-Term Income and Balanced Funds may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the total assets of such Fund would be invested in such issuer, or hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the total assets of each such Fund may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the value of the total assets of such Fund at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that such Funds may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of their respective total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of such Fund at the time of its borrowing. Such Funds will not purchase securities while their borrowings (including reverse repurchase agreements) exceed 5% of their respective total assets.

  4. Make loans, except that such Funds may purchase or hold debt instruments and lend portfolio securities in accordance with their respective investment objectives and policies, and may enter into repurchase agreements.

  For the purposes of Investment Restriction 2 above, each of the Equity Funds treats, as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

  The Pennsylvania Tax-Free Bond Fund may not:

  1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, the Commonwealth of Pennsylvania, and their agencies, authorities, instrumentalities or political subdivisions) if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided, however, that not more than 25% of the Fund's total assets may be invested in securities of one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with regulations promulgated by the Securities and Exchange Commission, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee.

  2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, other governmental issuers of municipal bonds, and their respective agencies, authorities, instrumentalities or political subdivisions.

  3. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  4. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                                     * * *

  Certain additional investment restrictions, and information about the Fund's investments, are in the Statement of Additional Information.

                                     TAXES

FEDERAL INCOME TAXES

  Each of the Funds of the Company is treated as a separate entity for federal tax purposes and intend to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The following discussion summarizes some of the important federal tax considerations generally affecting the Fund and its Shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situation. Shareholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes discussed.

  MONEY MARKET FUNDS: For each of the Money Market Funds, qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its Shareholders an amount equal to at least 90% of its investment company taxable income and at least 90% of its tax-exempt income net of certain deductions for each taxable year. In general, the investment company taxable income of a Fund will be its taxable income, including interest, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Company contemplates declaring as dividends 100% of the investment company taxable income of each of the Money Market Funds (before deduction of dividends paid). Such dividends will be taxable as ordinary income to the respective Shareholders of the Cash Management and U.S. Treasury Securities Funds who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. Federal income taxes for distributions to individual retirement accounts and qualified retirement plans are deferred under the Code. Because all of the net investment income of the Cash Management and U.S. Treasury Securities Funds are expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

  For the Tax-Free Fund, qualification as a regulated investment company under the Code for a taxable year requires, among other things, that it distribute to its Shareholders an amount equal to at least the sum of 90% of its exempt-interest income, net of certain deductions, and 90% of its investment company taxable income (if any) for such year. Certain dividends derived from exempt-interest income (known as exempt-interest dividends) may be treated by the Tax-Free Fund's Shareholders as items of interest excludable from their federal gross income. (Shareholders who may be treated as a "substantial user" or a "related person" to such user under the Code are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion.) However, such dividends may be taxable to Shareholders under state or local law as ordinary income, even though all or a portion of the distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. A percentage of the interest on indebtedness incurred by a Shareholder to purchase or carry Institutional Shares of the Tax-Free Fund, equal to the percentage of the total non-capital gain dividends distributed among the Shareholder's taxable year that is tax-exempt dividends, will not be deductible for federal income tax purposes. It should be noted that, upon the sale or exchange of Institutional Shares of the Tax-Free Fund, if the Shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those shares will be disallowed to the extent of tax-exempt dividends received with respect to the Shares.

  If the Tax-Free Fund should hold certain private activity bonds issued after August 7, 1986, Shareholders must include, as an item of tax preference, the portion of dividends paid by the Tax-Free Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax and the environmental tax applicable to corporations. Corporations must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  To the extent dividends paid to Shareholders of the Tax-Free Fund are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax.

  The U.S. Treasury Securities Fund, the Cash Management Fund and the Tax-Free Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.

  Dividends declared by a Fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

  THE EQUITY FUNDS, THE BOND FUND AND THE INTERMEDIATE INCOME, SHORT-TERM INCOME AND BALANCED FUNDS: Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each of these Funds distribute to its Shareholders an amount equal to at least 90% of its investment company taxable income and at least 90% of its tax-exempt income net of certain deductions for each taxable year. In general, each such Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income each year. With respect to the Equity Funds, the dividends received deduction for corporations will apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year. Because substantially all of the net investment income of the Bond, Intermediate Income, Short-Term Income and Balanced Funds are expected to be derived from earned interest, it is anticipated that no part of any distributions from such Funds will be eligible for the dividends received deduction for corporations.

  Distribution by each of the Equity Funds, the Bond Fund and the Intermediate Income, Short-Term Income and Balanced Funds of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held the Institutional Shares and whether such gains are received in cash or reinvested in additional Institutional Shares. Such distributions are not eligible for the dividends received deduction for corporations.

  Dividends declared by a fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

  Investors considering buying Institutional Shares on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

  A taxable gain or loss may be realized by a Shareholder upon his or her redemption, transfer or exchange of Institutional Shares of any of the Non-Money Market Funds depending upon the tax basis and their price at the time of redemption, transfer, or exchange. Generally, a Shareholder may include sales charges incurred upon the purchase of Fund Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the Shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to new Shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the Shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

  THE PENNSYLVANIA TAX-FREE BOND FUND: Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Pennsylvania Tax-Free Bond Fund distribute to its Shareholders an amount equal to at least 90% of its tax-exempt income and at least 90% of its investment company taxable income (if any) for each taxable year. In general, the Pennsylvania Tax-Free Bond Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Pennsylvania Tax-Free Bond Fund is to distribute as dividends substantially all of its investment company taxable income each year. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets is invested in obligations exempt from federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for federal income tax purposes ("exempt interest dividends"), unless under the circumstances applicable to the particular Shareholder the exclusion would be disallowed. (See Statement of Additional Information -- "Taxes"). The total amount of exempt interest dividends paid by the Fund to Shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to such interest. The Pennsylvania Tax-Free Bond Fund, however, does not expect to realize significant long-term capital gains and, therefore, does not foresee paying significant "capital gains dividends" as described in the Code.

  A percentage of the interest on indebtedness incurred or continued to purchase or carry Institutional Shares of the Pennsylvania Tax-Free Bond Fund, equal to the percentage of the total non-capital gain dividends distributed during the Shareholder's taxable year that is exempt interest dividends, will not be deductible for federal income tax purposes. It should be noted that, upon the sale or exchange of Shares of the Pennsylvania Tax-Free Bond Fund, if the Shareholder has not held such Institutional Shares for more than six months, any loss on the sale or exchange of those Institutional Shares will be disallowed to the extent of the tax-exempt dividends received with respect to the Institutional Shares.

  A taxable gain or loss may be realized by a Shareholder upon his or her redemption, transfer or exchange of Institutional Shares of the Pennsylvania Tax-Free Bond Fund depending upon the tax basis of such shares when purchased and their price at the redemption, transfer, or exchange. Generally, a Shareholder may include sales charges incurred upon the purchase of Institutional Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the Shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the Shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

  If the Pennsylvania Tax-Free Bond Fund should hold certain private activity bonds issued after August 7, 1986, Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environment tax applicable to corporations. Corporations must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  Dividends declared by the Pennsylvania Tax-Free Bond Fund in October, November or December of any year payable to Shareholders of record on a specified date in such months will be deemed to have been received by Shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

PENNSYLVANIA STATE TAX

  Under current Pennsylvania law, shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds will not be subject to Pennsylvania Personal Income Tax on distributions from the Funds attributable to interest income from Pennsylvania Municipal Obligations or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Obligations"). However, Pennsylvania Personal Income Tax will apply to distributions from the Funds attributable to gain realized on the disposition of any investment, including Pennsylvania Municipal Obligations or Federal Obligations, or to interest income from investments other than Pennsylvania Municipal Obligations or Federal Obligations. Shareholders also will be subject to the Pennsylvania Personal Income tax on any gain they realize on the disposition of shares in one of the Funds.

  Distributions attributable to interest or gain from Pennsylvania Municipal Obligations or Federal Obligations are not currently subject to the Philadelphia School District Net Income Tax. However, it is anticipated that rules similar to those described above for the Pennsylvania Personal Income Tax ultimately will be applied, and a recently enacted Pennsylvania statute specifically authorized local taxation of gains on Pennsylvania Municipal Obligations and Federal Obligations. Accordingly, there can be no assurance that distributions made by the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds that are attributable to such gains will be exempt from the Philadelphia School District Net Income Tax, except that gains attributable to any investment held for more than six months will continue to be exempt. A shareholder's gain on the disposition of a share in one of the Funds that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

  Shareholders of the Tax-Free, U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that a Fund is comprised of Pennsylvania Municipal Obligations and Federal Obligations. The taxes referred to include the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh under the Act of June 20, 1947, P.L. 733, as amended, and by the City of Pittsburgh under Ordinance No. 599 of December 28, 1967.

                            PERFORMANCE INFORMATION

  MONEY MARKET FUNDS: Seven-day yields are computed for each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds by determining the net change in the value of a hypothetical pre-existing account in each such Fund which has a balance of one Institutional Share at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in each such Fund includes the value of additional Institutional Shares purchased with dividends from the original Institutional Share and dividends declared on the original Share and any such additional Institutional Shares, net of all fees charged to all Shareholder accounts in proportion to the length of the base period and such Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, these Funds may use effective annualized yield quotations computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result.

  The Tax-Free Fund may also present its "taxable equivalent yield" and "taxable equivalent effective yield" with respect to its Institutional Shares which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax-Free Fund. The taxable equivalent yield and taxable equivalent effective yield will be significantly higher than the yield and effective yield of the Tax-Free Fund.

  From time to time, performance information for the Funds showing their average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Shareholders. The Funds' performance information may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yields of these Funds may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top six standard metropolitan statistical areas, or to data prepared by Lipper Analytical Services, Inc., as well as to yield data as reported in publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Banker, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers. In addition to yield information, general information about these Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to Shareholders. Reports to shareholders may contain performance information on any fund of the Company.

  Yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of any Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in these Funds' Shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by an affiliate of the Investment Advisor or correspondents thereof with respect to customer accounts in investing in shares of these Funds will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

  NON-MONEY MARKET FUNDS: From time to time performance information with respect to Institutional Shares for these Funds showing each Fund's average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated on an annual basis (with respect to the International Equity, Short-Term Income and Balanced Funds, for certain periods since the establishment of such Fund), and will, unless otherwise noted, reflect the imposition of the maximum sales charge. For the information of Shareholders not subject to a sales charge, the Funds may also publish average annual total returns which include no sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly, however, the resulting difference is not annualized. Yield will be computed by dividing such Fund's net investment income per share earned during a recent 30-day period by such

Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Quotations of total return will reflect the maximum sales load charged by a Fund, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge when the quotations are being provided to investors who are exempt from the sales charges described in this Prospectus. Similarly, a Fund may provide yield quotations in investor communications (other than advertisements) based on a share's net asset value (rather than its maximum offering price) per share on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, such performance quotations will be higher than the performance quotations computed in the manner described in the preceding paragraph.

  The Pennsylvania Tax-Free Bond Fund may also quote its "taxable equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal and Pennsylvania income taxes at a stated tax rate. The taxable equivalent yield will always be higher than the Fund's yield.

  Investors may also judge the performance of a Fund, by comparing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group, Division of McGraw Hill and to data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Banker, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers. In addition to yield information, general information about these Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to Shareholders. Reports to Shareholders may contain performance information on any Fund of the Company.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of the Investment Advisor or a correspondent thereof with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

                           MANAGEMENT OF THE COMPANY

TRUSTEES

  Overall responsibility for management of the Company rests with its Board of Trustees, who are elected by the Shareholders of the Company's Funds. The Statement of Additional Information contains the names of and general background information concerning each trustee.

INVESTMENT ADVISOR

  Meridian Investment Company (the "Investment Advisor") is the investment advisor of the Company. Located in Malvern, Pennsylvania, the Investment Advisor is a subsidiary of Meridian Bancorp, Inc., a regional multi-bank holding company with assets over $14 billion, providing a full array of financial and asset management, commercial banking, and real estate services. As of November 1, 1994, the Investment Advisor managed and advised a total of $5.0 billion in a variety of balanced, equity and fixed-income portfolios.

  Subject to the general supervision of the Company's Board of Trustees and in accordance with the investment objectives and restrictions of each Fund, the Investment Advisor manages the Funds, makes decisions with respect to and places orders for all purchases and sales of the Funds' investment securities, and maintains the Funds' records relating to such purchases and sales.

  The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the portfolios:

  Craig A. Moyer, CFA, is a Senior Vice President and Senior Fixed Income Manager. Mr. Moyer has been with Meridian Investment Company (or a predecessor) since 1977. Mr. Moyer began his investment career in 1974 and obtained his B.A. from Pennsylvania State University. Mr. Moyer has been a part of the Fixed Income Unit overseeing the Bond Funds since their inception. Mr. Moyer currently manages the Intermediate Income Fund and the Balanced Fund.

  Cathy L. Rahab is an Assistant Vice President and Portfolio Manager with Meridian Investment Company. Ms. Rahab began her investment career in 1986 and obtained her B.S. in Business Administration from Villanova University. Ms. Rahab joined the Fixed Income Unit in July of 1994. Ms. Rahab currently manages the Money Market Funds and the Short-Term Income Fund.

  Christine M. Frampton is an Investment Officer and Fixed Income Portfolio Manager with Meridian Investment Company since April 1990. Ms. Frampton began her investment career with Merrill Lynch & Co. in 1987 and obtained her B.A. from University of Delaware and M.B.A. from St. Joseph's University. Ms. Frampton has been part of the Fixed Income Unit overseeing the Bond Funds since September, 1992. Ms. Frampton currently manages the Pennsylvania Tax-Free Fund.

  Joseph E. Stocke, CFA, is a Senior Vice President and Senior Equity Manager. Mr. Stocke has been with Meridian Investment Company (or a predecessor) since 1983. Mr. Stocke began his investment career in 1982 and obtained his B.S. in Economics attending The Wharton School, and University of Pennsylvania and completed graduate courses at New York University. Mr. Stocke has been part of the Equity Unit overseeing the Equity Fund and the Special Equity Fund since their inception. Mr. Stocke currently manages the Balanced Fund.

  Leslie M. Varrelman is a Vice President and Fixed Income Manager and has been with Meridian Investment Company since January 1994. Previously Ms. Varrelman was Vice President of CoreStates Investment Advisers where she managed the commingled fixed income funds and managed the Limited Maturity Products area. Ms. Varrelman obtained her B.S. in Business Administration from Juniata College in 1981. Ms. Varrelman currently manages the Bond Fund.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, the Investment Advisor is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate equal to the lesser of (a) (i) .40% of the average daily net assets of each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds, (ii) .74% of the average daily net assets of each of the Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Short-Term Income Funds, (iii) .75% of the average daily net assets of the Balanced Fund, (iv) 1.00% of the average daily net assets of the International Equity Fund and (v) 1.50% of the average daily net assets of the Special Equity Fund, or (b) such fee as may from time to time be agreed upon in writing by a Fund and the Investment Advisor in advance of the period to which the fee relates. See "Expense Summary." The maximum investment advisory fees payable by the Special Equity Fund, the Balanced Fund and the International Equity Fund, respectively, are higher than the investment advisory fees paid by most comparable mutual funds.

SUB-ADVISOR

  Marvin & Palmer Associates, Inc., 1201 N Market Street, Suite 2300, Wilmington, Delaware 19801-1165, is Sub-advisor for the International Equity Fund under an agreement with the Advisor (the "Sub-advisory Agreement"). The Sub-advisor is responsible for the investment and reinvestment of the International Equity Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-advisory Agreement, the Sub-advisor is paid a monthly fee by the Investment Advisor calculated on an annual basis equal to .75% of the first $100 million of International Equity Fund's average daily net assets, .70% of the second $100 million of International Equity Fund's average daily net assets, .65% of the third $100 million of International Equity Fund's average daily net assets, and .60% of International Equity Fund's average daily net assets in excess of $300 million.

  The Sub-advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-advisor is owned by Messrs. Marvin and Palmer and twenty other holders. The Sub-advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1994, the Sub-advisor managed a total of $2.8 billion in investments for 47 institutional investors.

  The following five individuals will share the management of International Equity Fund on behalf of the Sub-advisor:

  David F. Marvin, CFA, is chairman of the Sub-advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-advisor, Mr. Marvin was Vice president in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and the Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a security analyst for Chicago Title & Trust Company. He received his M.B.A. from Northwestern University and his B.S. from the University of Illinois, and is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

  Stanley Palmer, CFA, is President of the Sub-advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. He received his M.B.A. from the University of Iowa and his B.S. from Gustavus Adolphus College, and is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

  Terry B. Mason is a Vice President and Portfolio Manager of the Sub-advisor. Before joining the Sub-advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. He received his M.B.A. from Widener University and his B.A. from Glassboro State College.

  Jay F. Middleton is a portfolio manager for the Sub-advisor and joined the firm in 1989. He received his B.A. from Wesleyan University.

  Todd D. Marvin is a portfolio manager for the Sub-advisor and joined the firm in 1991. Before joining the Sub-advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his B.A. from Wesleyan University.

ADMINISTRATOR AND DISTRIBUTOR

  SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI") provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor.

  Effective May 1, 1995, the Administrator will receive a fee, which is calculated daily and paid monthly, at a maximum annual rate of 0.17% of the average daily net assets of each Fund. Until April 30, 1995, the current administrator will receive administrative fees equal to .20% of the average daily net assets of each Fund.

CUSTODIANS AND TRANSFER AGENT

  Citibank, N.A. serves as custodian for each Fund other than the International Equity Fund. The Bank of New York serves as custodian for the International Equity Fund. The Administrator also serves as the Transfer Agent for the Company. State Street Bank and Trust Company serves as Sub-Transfer Agent for the Company pursuant to an agreement with the Administrator.

EXPENSES

  The Investment Advisor and the Administrator each bear all expenses in connection with the performance of their services as investment advisor and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Company. Each Fund of the Company will bear expenses relating to its respective operations including the following: taxes; interest; brokerage fees and commissions; fees and travel expenses of the Trustees of the Company; Securities and Exchange Commission fees; state securities qualification expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the custodian and transfer agent; expenses incurred for pricing securities owned by each respective Fund; insurance premiums; costs of maintenance of the

Company's existence; costs of Shareholders' reports and meetings; proxy solicitation expenses; costs of Board of Trustees meetings and any extraordinary expenses incurred in each Fund's operation. The holders of Institutional Shares of a Fund will not bear the cost of any activity primarily intended to result in the distribution of its Shares; such costs will be borne by the Distributor.

BANKING LAWS

  Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Investment Advisor may continue to perform investment advisory services for the Company. See the Statement of Additional Information--"Banking Laws" for further discussion.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES

  The Company was organized as a Massachusetts trust with transferrable Shares on August 1, 1989. The Company consists of eleven portfolios, each having two classes of shares, Institutional Shares and Retail Shares: the Cash Management Fund; the Tax-Free Fund; the U.S. Treasury Securities Fund; the Equity Fund; the International Equity Fund; the Special Equity Fund; the Bond Fund; the Intermediate Income Fund; the Pennsylvania Tax-Free Bond Fund; the Short-Term Income Fund and the Balanced Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Board of Trustees. Shares have a par value of $.001 per Share and do not have preemptive or conversion rights.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. Shareholders will vote in the aggregate and not by class except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Company with respect to the election of Trustees and the ratification of the selection of independent accountants. Shareholders of a Fund will vote as a Fund, however, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's investment advisory agreement. Voting rights are not cumulative and, accordingly, holders of more than 50% of the aggregate Shares of the Company may elect all of the Trustees.

  As of November 1, 1994, Meridian Bancorp, Inc. indirectly possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Company and therefore may be considered to be a controlling person of the Company for purposes of the Act.

  Annual meetings of Shareholders are not required by the Agreement and Declaration of Trust, the Investment Company Act of 1940 or other authority except, under certain circumstances, to elect Trustees, amend the Agreement and Declaration of Trust, approve investment advisory and distribution agreements, ratify the selection of accountants and to satisfy certain other requirements. Shareholders owning not less than 10% of the outstanding shares of the Company entitled to vote may cause the Board of Trustees to call a special meeting of Shareholders. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Company), by majority vote, has the power to remove one or more Trustees. To the extent required by law, the Company will assist in Shareholder communication in such matters.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Shares, the Company also offers Retail Shares of the Funds, under an exemptive order granted by the Securities and Exchange Commission. Retail Shares are offered to the general public through procedures established by the Distributor to Customers satisfying the minimum purchase requirements of $1,000. Retail Shares (other than those of the Money Market Funds) are sold subject to a front-end sales load of up to 2.00% and bear a Rule 12b-1 fee of up to

0.40%. All of the Retail Shares bear their respective Rule 12b-1 fee expenses under a Distribution and Service Plan pertaining only to such Retail Shares that has been adopted pursuant to Rule 12b-1 under the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. For further details regarding the purchase of Retail Shares call the Company at (800) 344-2716.

  The amount of dividends payable with respect to Institutional Shares will exceed dividends on Retail Shares as a result of the 12b-1 fees applicable to Retail Shares.

MISCELLANEOUS

  Shareholders will receive unaudited mid-year reports and audited annual reports describing the investment operations of all of the Company's Funds. The Company may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for Funds within the Company or
(iv) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of a Fund for the most recent fiscal year or half-year and to provide the views of the Advisor and/or Company officers regarding expected trends and strategies.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to" a Fund means the consideration received by the Company upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund by the Company's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The allocations of general assets and general liabilities and expenses of the Company to particular Funds will be determined in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Company or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Company or such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Company or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Company or such Fund.

  Inquiries regarding the Fund may be directed in writing to the Company at 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling toll-free (800) 344-2716.

                      Statement of Additional Information






                               February __, 1996





This Statement of Additional Information, which applies to Retail and Institutional Shares of the Conestoga Cash Management Fund, the Conestoga Tax-Free Fund, the Conestoga U.S. Treasury Securities Fund, the Conestoga Equity Fund, the Conestoga International Equity Fund, the Conestoga Special Equity Fund, Conestoga Bond (formerly the Income Fund) Fund, the Conestoga Intermediate Income (formerly the Limited Maturity Fund) Fund, the Conestoga Pennsylvania Tax-Free Bond Fund, the Conestoga Short-Term Income Fund, and the Conestoga Balanced Fund (the "Funds") is meant to be read in conjunction with the Prospectuses dated February 21, 1995 (as supplemented February __, 1996) with respect to Retail and Institutional Shares of the Funds (collectively, the "Prospectuses" and individually a "Prospectus"), and is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in Retail or Institutional Shares of any Fund should be made solely upon the information contained herein. Copies of each Prospectus may be obtained by writing Conestoga Family of Funds at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by telephoning (800) 344-2716.






CON-F-003-02

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         Additional Information on Portfolio Instruments  . . . . . . . . . . . . . . . . . . . . . .    5
         Special Risks and Considerations with respect to the Pennsylvania Tax-Free Bond Fund . . . .   22
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         Valuation of the Money Market Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Calculation of Offering Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Matters Affecting Purchase and Redemption  . . . . . . . . . . . . . . . . . . . . . . . . .   31

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         Investment Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
         Sub-advisor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         Banking Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         Fund Accountant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         Distribution and Services Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         Custodians . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                                  THE COMPANY

         Conestoga Family of Funds (the "Company") is an open-end management investment company. This Statement of Additional Information relates to Retail and Institutional Shares in each of the Company's eleven separate investment portfolios: three Money Market Funds: the Cash Management Fund; the U.S. Treasury Securities Fund and the Tax-Free Fund, and the eight Non-Money Market
Funds: the Equity Fund; the International Equity Fund; the Special Equity Fund; the Bond Fund (formerly the Income Fund); the Intermediate Income Fund (formerly the Limited Maturity Fund); the Pennsylvania Tax-Free Bond Fund; the Short-Term Income Fund and the Balanced Fund. Each of the Funds with the exception of the Pennsylvania Tax-Free Bond Fund, is a diversified investment portfolio. Retail and Institutional Shares of each Fund are described in the applicable Prospectus. No investment in shares of a Fund should be made without first reading the applicable Prospectus. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not otherwise defined herein are defined in the Prospectuses.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


PORTFOLIO TRANSACTIONS

         Subject to the general control of the Company's Board of Trustees, the Company's investment advisor, Meridian Investment Company (the "Investment Advisor"), is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Marvin & Palmer Associates, Inc. (the "Sub-advisor"), subject to the supervision of both the Board of Trustees and the Investment Advisor, will assist the Investment Advisor in providing a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities and other investments (including cash equivalents) of the Fund and shall determine from time to time which securities and other investments will be purchased, retained or sold for the Fund. The Sub-advisor does not provide sub-advisory services for any other Fund.

         The Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) places all orders for purchases and sales of portfolio securities for the Funds either directly with the issuer or with dealers. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, while transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Company, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Funds may participate if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) believes such practice to be in the Fund's interests.

         In making portfolio investments, the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) seeks to obtain the best net price and the most favorable execution of orders. The Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) may purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Investment Advisor (or Sub-advisor, if applicable) or any of their affiliates exercise investment discretion. To the extent that the execution and price offered by more than one dealer are comparable, the Investment Advisor may, in its discretion, effect transactions in portfolio securities with dealers who provide the Investment Advisor with research advice or other services. The Sub-advisor is authorized to pay a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the International Equity Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-advisor's overall responsibilities to the International Equity Fund and to the Company.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-advisor and does not reduce the advisory fees payable to the Investment Advisor by the International Equity Fund. The

Trustees will periodically review the commissions paid by the International Equity Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the International Equity Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


         The Company is required to identify any securities of its "regular brokers or dealers" which the Company has acquired during its most recent fiscal year. As of October 31, 1995 the Bond Fund held debt securities of:
Bear Stearns Co., Inc. in the amount of $1,638,000, Prudential Securities, Inc. in the amount of $2,419,000 and PaineWebber in the amount of $1,267,000; the Intermediate Income Fund held debt securities of: Bear Stearns Co., Inc. in the amount of $709,000 and PaineWebber in the amount of $892,000; the Short-Term Income Fund held debt securities of Smith Barney in the amount of $599,000 and the Balanced Fund held debt securities of Bear Stearns Co., Inc. in the amount of $175,000.



         Investment decisions for the Funds are made independently from those for other customers who may be advised by the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund). Such other customers may invest in the same securities as the Funds. When purchases or sales of the same security are made on the same day on behalf of such other customers, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) believes to be equitable to each customer, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Funds. To the extent permitted by law, the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other customers in order to obtain best execution. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings or time deposits in or enter into repurchase agreements with the Investment Advisor, the Sub-advisor, SEI Financial Management Corporation or any affiliated person -- as such term is defined in the Investment Company Act of 1940 (the "Act") of any of them, except to the extent permitted by the Act. For the fiscal year ended October 31, 1993 the Equity Fund was the only portfolio to pay brokerage commissions, and it paid $52,330 in brokerage commissions, all of which were subject to the Investment Advisor's internal allocation procedure which takes into account research services provided in selecting broker-dealers through which transactions are executed. For the fiscal year ended October 31, 1994, the Equity Fund, Special Equity Fund, Limited Maturity Fund, Income Fund and Tax-Free Fund were the only portfolios to pay brokerage commissions, and such Funds paid $57,817, $27,351, $59.00, $231.00 and $204.00 respectively, in brokerage commissions, all of which were subject to the Investment Advisor's internal allocation procedure which takes into account research services provided in selecting broker-dealers through which transactions are executed. For the fiscal year ended October 31, 1995 (and the period from commencement of operations (May 15, 1995 with respect to the International Equity and Short-Term Bond Funds and June 27, 1995 with respect to the Balanced Fund) to October 31, 1995 with respect to the International Equity Short-Term Bond and Balanced Funds), the Equity Fund, Bond Fund, Intermediate Income Fund, Special Equity Fund, International Equity Fund, Short-Term Income Fund and Balanced Fund were the only portfolios to pay brokerage commissions, and such Funds paid $724,061, $11,886, $7,631, $153,016, $51,844, $863 and $16,642, respectively, in brokerage commissions all of which were subject to the Investment Advisor's internal allocation procedure which takes into account research services provided in selecting broker-dealers through which transactions are executed.



PORTFOLIO TURNOVER


         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Because the Money Market Funds invest only in short-term instruments, their portfolio turnover is expected to be zero for regulatory reporting purposes. Although it is difficult to predict portfolio turnover, it is presently estimated that the annual turnover rates for each of the International Equity, Special Equity and Short-Term Income Funds will generally not exceed 300%. The annual portfolio turnover rate for each of the equity and fixed income portions of the Balanced Fund will also generally not exceed 300%. For the fiscal year ended October 31, 1994, the portfolio turnover rate of each of the Equity, Special Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds was 35%, 39%, 231%, 170% and 37%, respectively. For the fiscal year ended October 31, 1995, the portfolio turnover rate of each of the Equity, Special Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds was 119%, 129%, 352%, 260% and 15%, respectively. The variation in portfolio turnover rates over the past two years with respect to the Equity, Special Equity, Bond and Intermediate Income Funds is due to the conversion of certain collective trust funds. Additionally, the variation in portfolio turnover rates over the past two years with respect to the Equity and Special

Equity Funds also is due to compliance with the "Short-short" test for qualification as a regulated investment company (as described on page B-34), and with respect to the Intermediate Income Fund is due to market conditions. The portfolio turnover rate for the International Equity, Short-Term Income and Balanced Funds for the period from commencement of operations (May 15, 1995 for the International Equity and Short-Term Income Funds and June 27, 1995 for the Balanced Fund) through October 31, 1995 was 23%, 40% and 65%, respectively. Portfolio turnover rates may vary greatly from year to year as well as within a particular year. Portfolio turnover will not be a limiting factor in making investment decisions.



ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus.

         BANKER'S ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds of the Company except the U.S. Treasury Securities Fund may invest in banker's acceptances, certificates of deposit, and demand and time deposits. Banker's acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Banker's acceptances invested in by the International Equity Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. The International Equity Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as Eurodollar Time Deposits except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Equity, International Equity, Special Equity, Bond, Intermediate Income, Short-Term Income and Balanced Funds may purchase commercial paper consisting of issues rated, at the time of purchase within one of the two highest categories by a nationally recognized statistical rating organization (a "NRSRO") (e.g. "A-2" or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P" or "Standard & Poor") or "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, found by the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) under guidelines approved by the Company's Board of Trustees to be of comparable quality to instruments that are rated high quality by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Cash Management and Tax-Free Funds may invest in commercial paper which is rated "A-I" or better by S&P or "Prime-I" by Moody's, or if not rated, determined to be of comparable quality by the Investment Advisor pursuant to guidelines approved by the Board of Trustees. The Pennsylvania Tax-Free Bond Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P, "Prime-1" by Moody's, "Duff 1" by D&P or "F-1+" by Fitch's or, when deemed advisable by the Investment Advisor, "high quality" issues rated "A-2" by S&P, "Prime 2" by Moody's, "Duff 2" by D&P or "F-2" by Fitch's. For a description of the rating symbols of S&P, Fitch's and Moody's used in this paragraph, see Appendix "A".

         The Cash Management, Equity, International Equity, Special Equity, Bond, Intermediate Income, Short-Term Income and Balanced Funds may also invest in Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar-denominated commercial paper of a foreign issuer.

         VARIABLE AMOUNT DEMAND NOTES. Variable amount master demand notes, in which the Cash Management, Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income and Balanced Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of





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principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when such Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         VARIABLE AND FLOATING RATE NOTES. Each Fund (except the International Equity Fund) may acquire variable and floating rate notes, subject to its investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by an NRSRO; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Investment Advisor under guidelines approved by the Company's Board of Trustees to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, the Investment Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, it may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment





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
obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes purchased by the Cash Management, Tax-Free and U.S. Treasury Securities Funds may have maturities of more than 13 months, as follows:

         1. A note that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than 13 months will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 13 months or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 13 months and upon no more than 30 days' notice.

         LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Equity, International Equity, Special Equity, Bond, Intermediate Income, Short-Term Income and Balanced Funds may, from time to time, lend their respective portfolio securities to broker-dealers, banks, or institutional borrowers of securities. There is no limit on the amount of securities which a Fund may lend, except that the International Equity Fund may lend portfolio securities up to one-third of the value of its total assets. A Fund must receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund). Should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the applicable Fund. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest received on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities that are on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Advisor (and/or Sub-advisor with respect to the International Equity
Fund) has determined are creditworthy pursuant to guidelines approved by the Company's Board of Trustees.

         FOREIGN INVESTMENT. All of the Funds except the U.S. Treasury Securities and Pennsylvania Tax-Free Bond Funds may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

         Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contact to sell such securities, could result in potential liability to the Fund.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

         The International Equity Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   The International
Equity Fund may enter into forward foreign currency exchange contracts.

         The Fund will comply with applicable Securities and Exchange Commission announcements requiring it to segregate assets to cover the International Equity Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency.
Should forward prices decline during the period between the Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Foreign exchange dealers realize a profit based on the difference, or "spread" between the prices at which they are buying and selling various currencies.

         FOREIGN CURRENCY OPTIONS. The International Equity Fund may buy and sell foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of its financial futures transactions, the International Equity Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         REGULATORY RESTRICTIONS. When purchasing a futures contract or writing a put option or entering into a forward currency exchange purchase, the International Equity Fund may be required to maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         ZERO COUPON OBLIGATIONS. As discussed in the Prospectus, certain of the Funds may invest in zero coupon obligations, provided that immediately after any purchase, not more than 5% of the value of the net assets of the respective Fund is invested in such obligations.

         Although this type of security pays no interest to holders prior to maturity, federal income tax regulations require each Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by that Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from either the assets of the particular Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, such Fund will not be able to purchase additional income producing securities with the cash used to make such distributions and its current income may ultimately be reduced as a result.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with such Fund's investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to a financial institution such as a bank or broker-dealer, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities during unfavorable market conditions to meet redemptions.
At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt obligations consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a

Fund is obligated to repurchase such securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

         ASSET-BACKED SECURITIES. The Cash Management Fund, Bond Fund and the Intermediate Income, Short-Term Income and Balanced Funds may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

         The Cash Management Fund, Bond Fund and the Intermediate Income and Balanced Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

         The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. The Investment Advisor intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

         MUNICIPAL OBLIGATIONS. The Tax-Free Fund may invest in Municipal Obligations which include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item for individuals or corporations for purposes of the federal alternative minimum tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Tax-Free Fund nor the Investment Advisor will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued pursuant to the Internal Revenue Code of 1954, as amended.

         As described in the Prospectus, the two principal classifications of Municipal Obligations which may be held by the Tax-Free Fund are "general obligation" and "revenue" issues. The Tax-Free Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations.
It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Tax-Free Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax-Free Fund. The Investment Advisor will consider such an event in determining whether the Tax-Free Fund should continue to hold the obligation.

         An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

         Among other types of Municipal Obligations, the Tax-Free Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Fund may invest in other types of tax-exempt instruments such as municipal bonds and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

         The payment of principal and interest on most securities purchased by the Tax-Free Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

         WHEN-ISSUED SECURITIES. Each Fund may purchase debt securities on a "when-issued" or delayed delivery basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" basis, the custodian will set aside cash or high grade liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

         OPTIONS TRADING. As described in the Prospectuses, the Equity, International Equity, Special Equity and Balanced Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Such options may relate to particular securities, foreign currencies, or to various interest rate or stock indices.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency. In contrast to an option on a particular security, an option on an interest rate or stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Equity, International Equity, Special Equity and Balanced Funds will write call options only if they are "covered." The International Equity Fund will also write covered index call options. In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of such Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by such Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         ILLIQUID SECURITIES. The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A in effect permits resales of certain securities to qualified institutional buyers. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity of a Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. Rule 144A securities, and certain privately-placed commercial paper, will not be deemed to be illiquid securities if the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities. Rule 144A securities will, however, be deemed to be "restricted securities" for purpose of the Funds' investment policies and restrictions.

         PENNSYLVANIA MUNICIPAL SECURITIES. The Pennsylvania Tax-Free Bond Fund may invest in Pennsylvania Municipal Securities which include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities.
Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Pennsylvania Municipal Securities if the interest paid thereon is exempt from regular federal income tax and is not treated as a specific tax preference item for individuals or corporations for purposes of the federal alternative minimum tax. Opinions relating to the validity of and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor the Investment Advisor will review the proceedings relating to the issuance of Pennsylvania Municipal Securities or the basis for such opinions. As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued pursuant to the Internal Revenue Code of 1986, as amended.

         As described in the Prospectus, the two principal classifications of Pennsylvania Municipal Securities which may be held by the Pennsylvania Tax-Free Bond Fund are "general obligation" and "revenue" bonds. The Fund may also acquire "moral obligation" bonds, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Pennsylvania Municipal Securities both within a particular classification and between classifications, and the yields on Pennsylvania Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, D&P and Fitch's represent their opinions as to the quality of the Pennsylvania Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Pennsylvania Municipal Securities with the same maturity, interest rate and rating may have different yields, while Pennsylvania Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of Pennsylvania Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisor will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Pennsylvania Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other types of Pennsylvania Municipal Securities, the Pennsylvania Tax-Free Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The payment of principal and interest on most securities purchased by the Pennsylvania Tax-Free Bond Fund will depend upon the ability of the issuers to meet their obligations. The Commonwealth of Pennsylvania and each of its political subdivisions, agencies, instrumentalities and authorities is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

         STAND-BY COMMITMENTS. The Pennsylvania Tax-Free Bond Fund may acquire stand-by commitments with respect to the Pennsylvania Municipal Securities held by it. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified municipal obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

         The Pennsylvania Tax-Free Bond Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         The Pennsylvania Tax-Free Bond Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Advisor's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Investment Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Pennsylvania Tax-Free Bond Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value.


SPECIAL RISKS AND CONSIDERATIONS WITH RESPECT TO THE PENNSYLVANIA TAX-FREE BOND FUND

         The concentration of investments in Pennsylvania Municipal Securities by the Pennsylvania Tax-Free Bond Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         Since 1986, Pennsylvania's average annual unemployment rate has been slightly below the national average. The average unemployment rate from 1981 through 1991 was 5.4% in the Commonwealth as compared with 5.5% in the United States as a whole.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Although the General Fund experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million.


         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the agencies are indirectly dependent on Commonwealth appropriations.


         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the American Civil Liberties Union ("ACLU") has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court has granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability);
(b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment; in 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); and (d) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a "standstill" agreement with the Commonwealth pursuant to which the partners will attempt to resolve Envirotest's claims (no available estimates of potential liability).


         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") has experienced severe financial difficulties which for a time impaired its access to public credit markets.
The City experienced a series of General Fund deficits for Fiscal Years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation was enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia is currently operating under a five year plan approved by the Authority on April 17, 1995 with technical modifications officially incorporated on July 18, 1995. The audited balance of the city's General Fund as of June 30, 1994 was $15.4 million and preliminary unaudited financial statements as of June 30, 1995 project a surplus of approximately $59.6 million.



         The Authority's power to issue further bonds to finance a capital project or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund existing debt is unrestricted.


         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Fund's attention and were available as of the date of this Statement of Additional Information.


INVESTMENT RESTRICTIONS

         The following investment restrictions, in addition to those set forth in the Prospectus, are fundamental and may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined in each Prospectus under "General Information - - Miscellaneous").

         None of the Funds may:

         1. Make investments for the purpose of exercising control or management.

         2. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

         3. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         4. Sell securities short or purchase any securities on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of investments (portfolio shares with respect to the Pennsylvania Tax-Free Bond Fund).

         None of the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, International Equity, Special Equity, Bond, Intermediate Income, Short-Term Income or Balanced Funds may:

         1. Act as an underwriter of securities, except insofar as the Funds may be deemed to be underwriters under the Securities Act of 1933 in selling its securities.

         The Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond and Intermediate Income Funds may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other instruments in such Fund which are not readily marketable, exceeds 10% of such Fund's total assets.

         The Cash Management, Tax-Free and U.S. Treasury Securities Funds may not:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

         The Bond and Intermediate Income Fund may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other instruments in the Intermediate Income Fund and the Bond Fund, respectively, which are not readily marketable, exceeds 10% of the total assets of the Intermediate Income Fund or the Bond Fund respectively.

         2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Intermediate Income Fund and the Bond Fund may invest in collateralized mortgage obligations issued by issuers which may be deemed to be an investment company under the Investment Company Act of 1940, provided that immediately after any purchase not more than 5% of the value of the total assets of such Fund would be invested in such issuer and not more than 10% of the value of the total assets of such Fund would be invested in all such issuers.

         The Cash Management Fund may not:

         1. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Cash Management Fund may acquire puts with respect to obligations in its portfolio and sell those puts in conjunction with a sale of those obligations.

         The Pennsylvania Tax-Free Bond Fund may not:

         1. Invest more than 10% of the value of its net assets in restricted securities.

         2. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Pennsylvania Municipal Securities.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitation may be deemed to be underwriting.

         The Tax-Free Fund also has a non-fundamental investment policy that it will not make loans, except that it may enter into repurchase agreements.


                               *       *       *

         In order to permit the sale of shares of the Funds in certain states, the Funds may make commitments more restrictive than the investment policies and restrictions above. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its Shares in the state involved.

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                                   VALUATION

         The net asset value per share of each class of shares in a particular Fund is calculated by dividing the total value of all portfolio securities and other assets belonging to the Fund that are attributable to the class, less the value of any liabilities charged to such Fund that are attributable to the class, by the total number of shares outstanding in the class. The net asset value per share for each Fund and for each class of shares within a Fund is calculated separately. Assets belonging to a particular Fund consist of the consideration received upon the issuance or sale of shares, irrespective of class, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of the Company's other investment portfolios. The liabilities that are charged to a Fund are borne by each share of the Fund, except for payments that are borne solely by Retail Shares pursuant to the Distribution and Services Plan applicable to such shares as described in the prospectus for such Retail Shares, and transfer agency expenses which may vary between Institutional Shares and Retail Shares.
Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund or share class are conclusive.


VALUATION OF THE MONEY MARKET FUNDS

         As stated in the Prospectuses, computing their net asset value of shares for purposes of sales and redemptions, these Funds use the amortized cost method of valuation. Under this method, such Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations for such Funds' securities which are higher or lower than the market value of such securities.

         In connection with their use of amortized cost valuation, each such Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months with certain exceptions. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the Securities and Exchange Commission, that are intended to stabilize the net asset value per share of each such Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each such Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to any of the Funds, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.


VALUATION OF THE NON-MONEY MARKET FUNDS

         Equity securities are valued at the last reported sales prices on the day of valuation if such prices are readily available, otherwise at the last quoted bid prices on that day. Debt securities with remaining maturities in excess of sixty days are valued at the last quoted bid prices on the day of valuation. Debt securities with remaining maturities of sixty days or less are valued at amortized cost. Other Securities for which quotations are not readily available are valued at their fair market value under procedures established by, and under the supervision of, the Company's Board of Trustees.

         With respect to the International Equity Fund, investments which are primarily traded on a domestic exchange (including securities traded through the National Market System) are valued at the last sale price on that exchange or, if there is no recent sale, the last current bid price; portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of a Fund investing in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, and at other times may not be reflected in the calculation of net asset value of a Fund. A security which is listed or traded on more than one exchange shall be valued at the quotation on the exchange determined to be the primary market for such security; investments in foreign debt securities having a maturity of 60 days or less shall be valued based upon the amortized cost method; all other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency shall be converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Equity, International Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond Fund, Short-Term Income and Balanced Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Company may use one or more pricing services to value certain portfolio securities where the prices provided are believed to reflect the fair market values of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutionalized trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing services and the valuations so established will be reviewed from time to time by the Investment Advisor (and/or Sub-advisor with respect to the International Equity Fund) under the general supervision of the Company's Board of Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


CALCULATION OF OFFERING PRICE

         Retail Shares of the Non-Money Market Funds are sold with a maximum sales charge of 2%.


         An illustration of the computation of the offering price per share of Retail Shares of such Funds, using the value of such Funds' net assets and number of outstanding securities at the close of business on October 31, 1995, and the maximum 2.0% sales charge is as follows:



                                                                                 Penn-        Interna-
                            Intermediate                             Special     sylvania      tional                  Short-
                            Income          Bond       Equity        Equity      Tax-Free      Equity     Balanced     Term Income
                            Fund            Fund       Fund          Fund        Bond Fund      Fund      Fund         Fund
                            ------------  --------     ------        -------     ---------     ------     --------     -----------
Net Assets  . . . . . . .     $1,229,481   $1,373,305  $6,590,598      $733,982   $819,607     $8,805       $69,340         $11,356

Outstanding
   Securities . . . . . .        114,722      130,046     385,955        64,279     80,106        758         6,176           1,131

Net Asset Value
   Per Share  . . . . . .         $10.72       $10.56      $17.08        $11.42     $10.23     $10.99        $10.39          $10.04

Sales charge (2% of the
   offering price)  . . .          $0.22        $0.22       $0.35         $0.23      $0.21      $0.22         $0.21           $0.20

Offering to Public  . . .         $10.94       $10.78      $17.43        $11.65     $10.44     $11.21        $10.60          $10.24



Institutional Shares of each Fund are sold without a sales load.

No sales load is charged on the reinvestment of dividends or distributions, or in connection with certain share exchanges with respect to Retail Shares as described in the Prospectus describing Retail Shares under "Purchasing Shares -- Exchange Privilege." With regard to other circumstances wherein the sales load may be waived or reduced, see the Prospectus describing Retail Shares under "Purchasing Shares -- Sales Charge Waivers; Letters of Intent; Concurrent Purchases; and Rights of Accumulation."


MATTERS AFFECTING PURCHASE AND REDEMPTION

         Retail and Institutional Shares in each of the Funds are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons by the Investment Advisor, its affiliates or their correspondents. Individuals may not purchase Institutional Shares directly. Retail Shares may be purchased through financial institutions and industry professionals (such as insurance companies, investment counselors, accountants and estate planning associations but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Company may redeem shares involuntarily if redemption appears appropriate in light of the Company's responsibilities under the Act.


         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.
Such redemptions will only be made in "readily marketable" securities. In such an event, a Shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a Shareholder of record in cash, limited in amount with respect to each Shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES


GENERAL

         The following summarizes certain additional federal tax considerations generally affecting the Funds and their Shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its Shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Potential investors should consult their tax advisors with specific reference to their own tax situation.

         Each Fund of the Company is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it is subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to Shareholders (including, in the case of the Tax Free Fund and the Pennsylvania Tax-Free Bond Fund, amounts derived from interest on Municipal Obligations) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate Shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its Shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any), net of certain deductions for a taxable year. In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to a Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts (other than those on foreign currencies); and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-short" test). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a Shareholder as long-term capital gain, regardless of how long the Shareholder has held the distributing Fund's Shares and whether such distribution is received in cash or additional Fund Shares. The Fund will designate such distributions as capital gain dividends in a written notice mailed to Shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund Shares, if the Shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated, investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to Shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund either that they are not subject to back-up withholding when required to do so or that they are "exempt recipients."


TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         With respect to the Equity, International Equity, Special Equity, Bond, Intermediate Income and Balanced Funds, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules (described below), unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contacts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contacts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limited the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
(1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

         Under the Short-short test described above, less than 30% of a company's gross income must be derived from certain investments held for less than three months. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other regulated investment companies that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. Although private letter rulings are binding on the service only with respect to the taxpayers to which they are issued, management believes the service would take the same position with respect to the Funds. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contracts depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of that date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

SPECIAL CONSIDERATIONS PERTAINING TO THE TAX-FREE AND PENNSYLVANIA TAX-FREE BOND FUNDS


         The policy of the Tax-Free Fund is to pay to its Shareholders each year as exempt-interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions and the policy of the Pennsylvania Tax-Free Bond Fund is to pay to its Shareholders each year as exempt-interest dividends substantially all the Fund's Pennsylvania Municipal Securities interest income net of certain deductions. Exempt-interest dividends generally may be treated by the Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free and Pennsylvania Tax-Free Bond Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders no later than 60 days after the close of each Fund's taxable year. However, the aggregate amount of dividends so designated by such Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by either Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Moreover, with respect to the Pennsylvania Tax-Free Bond Fund, while such dividends and interest are exempt from regular federal income tax, they may be subject to the federal alternative minimum tax (currently imposed at the rate of 26-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers), in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. The Pennsylvania Tax-Free Bond Fund intends, when possible, to avoid investing in such "private activity" bonds. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for the federal alternative minimum tax and the environmental tax. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.


         The percentage of the total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all Shareholders receiving dividends from either the

Tax-Free or Pennsylvania Tax-Free Bond Funds during such year, regardless of the period for which the Shares were held. In order for each such Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of their respective assets must consist of exempt-interest obligations.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of either of the Tax-Free and Pennsylvania Tax-Free Bond Funds generally is not deductible for federal income tax purposes.


         Shareholders who may be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any "private activity" obligations held by the Funds are advised to consult their tax advisors with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a). A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.


         The Tax-Free and Pennsylvania Tax-Free Bond Funds will distribute substantially all of their investment company taxable income, if any, for each taxable year. In general, each such Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each such Fund will be taxed on any undistributed investment company taxable income. To the extent such income is distributed by either Fund (whether in cash or additional Shares), it will be taxable to shareholders as ordinary income. It is not expected that any such distributions will be eligible for the dividends received deduction for corporations.


                         TAXABLE EQUIVALENT YIELD TABLE
                      TAX EXEMPT VERSUS TAXABLE SECURITIES


                 The tables below show the effect of the tax status of bonds on the taxable equivalent yield received by their holders under the regular Federal income tax and the Pennsylvania personal income tax laws in existence for tax year 1996. They give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding 4%, 4.5%, 5%, 5.5%, 6%, 6.5% and 7.0%.



   1995 Federal                                                                   TAX EXEMPT YIELD
     Taxable                               Approximate       ------------------------------------------------------------
  Income Bracket                            Combined          4.0%     4.5%     5.0%      5.5%     6.0%     6.5%      7.0%
 ----------------                         Federal & PA        ----     ----     ----      ----     ----     ----      ----
   Joint Return      Single Return      Marginal Tax Rate                     Taxable Equivalent Yield
 ----------------  -----------------    -----------------    ------------------------------------------------------------
       0 -  40,100        0 -  24,000          17.380%       4.841%  5.447%   6.052%   6.657%    7.262%   7.867%   8.473%
  40,101 -  96,900   24,001 -  58,150          30.016%       5.716%  6.430%   7.144%   7.859%    8.573%   9.288%  10.002%
  96,901 - 147,700    58,151- 121,300          32.932%       5.964%  6.710%   7.455%   8.201%    8.946%   9.692%  10.437%
 147,701 - 263,750  121,301 - 263,750          37.792%       6.430%  7.234%   8.038%   8.841%    9.645%  10.449%  11.253%
      OVER 263,750       OVER 263,750          41.291%       6.813%  7.665%   8.517%   9.368%   10.220%  11.072%  11.923%


Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. The 4 mill county intangible personal property tax, which is applicable in most counties, is not considered in these tables. The 4.96% Philadelphia school district investment income tax is also not considered in these tables. While it is expected that the Pennsylvania Tax-Free Bond Fund will invest primarily in obligations exempt from taxes, other income received by the Fund may be taxable. Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.


NOTE:


The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the tables. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. It is assumed in these tables that the investor is not subject to the Federal alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1996, taxpayers with adjusted gross income in excess of approximately a $117,950 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction equal to the lesser of (i) 3% of adjusted gross income in excess of the $117,950 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the exemption phase-out zone. For single taxpayers the range of adjusted gross income in the exemption phase-out zone is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return, the range is estimated to be from $176,950 to $299,451. The Federal tax brackets, the threshold amount at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1996.


                           MANAGEMENT OF THE COMPANY

TRUSTEES

         The Company will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing trusts with transferrable shares. There are currently five Trustees, three of whom are not "interested persons" of the Company within the meaning of that term under the Investment Company Act of 1940. The Board of Trustees, in turn, elects the officers of the Company to supervise actively its day-to-day operations.



          The Trustees of the Company, their addresses, their ages and their principal occupations during the past five years, are as follows:




                                                          POSITION(S) HELD          PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                                 AGE      WITH THE COMPANY          DURING PAST 5 YEARS
----------------                                 ---      ----------------          -----------------------
Thomas J. Taylor                                 56       Chairman and              Consultant; Trustee, Community
1015 Darby Drive                                          Trustee                   Heritage Fund
Yardley, PA 19067

*Dominic S. Genuardi, Sr.                        72       Trustee                   Retired; Chief Executive
805 East Germantown Pike                                                            Officer, Genuardi Supermarkets,
Norristown, PA 19401                                                                Inc. until October 1990.

*Steven I. Gross                                 49       Trustee                   Managing Partner, Gross &
2655 Philmont Avenue                                                                Company (certified public
Huntingdon Valley, PA 19006                                                         accountants).

Robert C. Kingston                               67       Trustee                   Consultant; Member of the
1603 River Farm Drive                                                               Special Operations Policy
Alexandria, VA 22308                                                                Group of the Secretary of Defense; Director,
                                                                                    Vinnell Corporation; Founder, Military
                                                                                    Professional Resources, Inc.

Dale E. Smith                                    65       Trustee                   Retired; President
230 West Washington Square                                                          Farm Journal, Inc. until
Philadelphia, PA 19106                                                              November 1995


---------------------------

* May be deemed to be an "interested person" of the Company as defined in the Investment Company Act of 1940.


          The Trustees of the Company receive fees and expenses for each meeting of the Board of Trustees they attend. Each Trustee is entitled to compensation at the rate of $4,000 per year, plus $1,500 for each meeting attended in person and $250.00 for each meeting held by conference telephone, plus all out-of-pocket expenses incurred as a trustee. The Chairman of the Board of Trustees is entitled to additional compensation at the rate of $2,500 per year. For the fiscal year ended October 31, 1995, the Company paid total compensation of $64,949 to persons serving as Trustees.



         The Audit Committee of the Board of Trustees is comprised of Messrs. Gross and Taylor and is chaired by Mr. Gross. Each member of the Audit Committee receives a fee of $1,500 for each meeting of the Committee attended in person, except that no fee shall be paid for meetings that are held in conjunction with meetings of the Board of Trustees.



         The following table provides information concerning the compensation of each of the Company's Trustees for services rendered during the Company's last fiscal year ended October 31, 1995:



                                                                          PENSION OR
                                                                          RETIREMENT                   TOTAL
                                                 AGGREGATE             BENEFITS ACCRUED            COMPENSATION
                                                COMPENSATION              AS PART OF               FROM COMPANY
         NAME OF PERSON                         FROM COMPANY           COMPANY EXPENSES          AND FUND COMPLEX
         --------------                         ------------           ----------------         ------------------
Dominic S. Genuardi, Sr.  . . . . . . . .         $10,000                     None              Not Applicable(1)
Steven I. Gross . . . . . . . . . . . . .         $13,000                     None              Not Applicable(1)
Robert C. Kingston  . . . . . . . . . . .         $10,000                     None              Not Applicable(1)
Dale E. Smith . . . . . . . . . . . . . .         $10,000                     None              Not Applicable(1)
Thomas J. Taylor  . . . . . . . . . . . .         $13,000                     None              Not Applicable(1)


--------------------------

(1)  The Company is not part of a fund complex.


OFFICERS


         The officers of the Company, their ages and their principal occupations during the past five years are as follows:



                                           POSITION(S) HELD        PRINCIPAL OCCUPATION
NAME AND ADDRESS                 Age       WITH THE COMPANY        DURING PAST 5 YEARS
----------------                 ---       ----------------        --------------------
David G. Lee                     43        President and           Senior Vice President of the
                                           Chief Executive         Administrator and the Distributor
                                           Officer                 since 1993.  Vice President of

                                                                   the Administrator and the Distributor since 1991.  President of
                                                                   Sierra Trust Funds prior to 1991.

Sandra K. Orlow                  42        Vice President          Vice President and Assistant
                                           and Assistant           Secretary of the Administrator
                                           Secretary               and Distributor since 1983.

Robert B. Carroll                35        Vice President          Vice President, Assistant
                                           and Assistant           Secretary of SEI, the
                                           Secretary               Administrator and Distributor,
                                                                   since 1994.  United States Securities and Exchange Commission,
                                                                   Division of Investment Management, 1990-1994.  Associate,
                                                                   McGuire, Woods, Battle and Boothe (law firm) before 1990.

Kathryn L. Stanton               37        Vice President          Vice President, Assistant Secretary
                                           and Assistant           of SEI, the Administrator and
                                           Secretary               Distributor, since 1994.  Associate,
                                                                   Morgan, Lewis & Bockius (law firm) 1989-1994.

Kevin P. Robins                  34        Vice President          Senior Vice President, General
                                           and Assistant           Counsel and Secretary of SEI, the
                                           Secretary               Administrator and Distributor since
                                                                   1994.  Vice President of SEI, the Administrator and Distributor
                                                                   1992-1994. Associate, Morgan, Lewis & Bockius (law firm),
                                                                   1988-1992.

Joseph Lydon                     36        Vice President          Director of Business
                                           and Assistant           Administration of Fund Resources
                                           Secretary               for SEI since April 1995; prior
                                                                   thereto, Vice President - Dreman Value Management, LP and
                                                                   President - Dreman Financial Services, Inc.

Todd Cipperman                   29        Vice President          Vice President, Legal Department -
                                           and Assistant           SEI since 1995.  Associate, Dewey
                                           Secretary               Ballantine (law firm), 1994-1995.
                                                                   Associate, Winston & Strawn (law firm), 1991-1994.

Stephen G. Meyer                 30        Controller              Vice President and Controller -
                                           and Chief               Fund Resources, a division of SEI.
                                           Accounting              Director - Internal Audit and Risk
                                           and Financial           Management - SEI, 1992 to March 1995.
                                           Officer                 Coopers & Lybrand, Senior Associate, 1990 to 1992.

Henry S. Hilles, Jr.             56        Secretary               Partner in the law firm of Drinker Biddle & Reath, Philadelphia,
                                                                   Pennsylvania.

Christine Trecroci               25        Assistant               From March, 1994 to present,
                                           Secretary               employee of SEI Corporation.

Michael T. Zelinsky              37        Assistant               Blue Sky Supervisor; Legal
                                           Secretary               Department - SEI, since October
                                                                   1995.  Legal Assistant, Clark, Ladner, Fortenbaugh & Young (law
                                                                   firm), 1994-1995.  Legal Assistant, Seward & Kissel (law firm),
                                                                   1993-1994.


         Each officer other than Mr. Hilles may be reached at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Mr. Hilles may be reached at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. Each officer other than Mr. Hilles is an employee of SEI Corporation.


         As of December 6, 1995, the trustees and officers as a group owned 34.31% and 16.00% of the outstanding Retail Shares of the Company's Cash Management and Pennsylvania Tax-Free Bond Funds, respectively. As of the same date, the trustees and officers of the Company collectively owned less than 1% of the outstanding Retail and Institutional Shares of each of the Company's other investment portfolios.



INVESTMENT ADVISOR

         Meridian Investment Company serves as the Company's Investment Advisor. Its principal offices are located at 55 Valley Stream Parkway, Malvern, Pennsylvania 19355. The Investment Advisor is a subsidiary of Meridian Bancorp, Inc. The Investment Advisor has been engaged in providing investment management and advice to trusts and other customers since February 1985, but prior to the Company's commencement of operations had not previously served as an investment advisor to a registered management investment company.

         The Investment Advisor manages each of the Company's portfolios and is responsible for all purchases and sales of each Fund's portfolio securities. For the advisory services provided and expenses assumed by it, the Investment Advisor is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets at an annual rate equal to the lesser of (i)
 .40% for each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds; .74% for each of the Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds; 1.50% for the Special Equity Fund; .75% for the Balanced Fund; .74% for the Short-Term Income Fund; and 1.00% for the International Equity Fund, or (ii) such fee as may from time to time be agreed upon in writing by a Fund and the Investment Advisor in advance of the period to which the fee relates. In addition, the Investment Advisor has agreed that if, in any fiscal year, the expenses borne by any Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which Shares of such

Fund are registered or qualified for sale to the public, the Investment Adviser will reimburse such Fund for any excess up to the amount of its fee under the Investment Advisory Agreement, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such excess expenses regardless of the amount of the fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory fee is accrued and paid by each Fund. To the Company's knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average net assets, two percent (2%) of the next $70 million of the average net assets and one and one-half percent (1-1/2%) of the remaining average net assets determined at least monthly.


         For the services provided and expenses assumed by the Investment Advisor, the Company paid the Investment Advisor, net of voluntary fee reductions for the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, advisory fees of $406,337, $321,336 and $396,730, respectively, with respect to the Cash Management Fund; $63,747, $64,860 and $101,789, respectively, with respect to the Tax-Free Fund; $855,490, $794,672 and $1,001,613, respectively, with respect to the U.S. Treasury Securities Fund; $208,264, $349,644 and $1,503,062, respectively, with respect to the Equity Fund; $52,947, $64,219 and $340,406, with respect to the Bond Fund; and $54,314, $55,664 and $186,351, respectively, with respect to the Intermediate Income Fund. Net of voluntary fee reductions, the Company paid no advisory fees to the Investment Advisor with respect to services provided and expenses assumed by it on behalf of the Pennsylvania Tax-Free Bond Fund for the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995. Net of voluntary fee reductions, the Company paid the Investment Advisor, for the period from March 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 advisory fees of $0 and $0, respectively, with respect to the Special Equity Fund.



         Net of voluntary fee reductions, the Company paid the Investment Advisor, for the period from commencement of operations (May 15, 1995 for the International Equity and Short-Term Income Funds and June 27, 1995 for the Balanced Fund) to October 31, 1995, advisory fees of $51,367, $52,531 and $59,629, with respect to the International Equity, Short-Term Income and Balanced Funds, respectively.

         For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Investment Advisor voluntarily reduced its fees in the amount of: $243,803, $243,475 and $396,801, respectively, with respect to the Cash Management Fund; $148,744, $151,339 and $157,594, respectively, with respect to the Tax-Free Fund; $513,293, $476,803 and $455,645, respectively, with respect to the U.S. Treasury Securities Fund; $72,302, $7,814 and $0, respectively, with respect to the Equity Fund; $104,028, $125,789 and $409,293, respectively, with respect to the Bond Fund; and $106,637, $109,045 and $365,144, respectively, with respect to the Intermediate Income Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Investment Advisor voluntarily reduced its fees in the amount of $41,232, $56,761 and $39,045, respectively, with respect to the Pennsylvania Tax-Free Bond Fund. For the period from March 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 the Investment Advisor voluntarily reduced its fees in the amount of $87,643 and $465,879, respectively, with respect to the Special Equity Fund.



         For the period from commencement of operations (May 15, 1995 for the International Equity and Short-Term Income Funds and June 27, 1995 for the Balanced Fund) to October 31, 1995, the Investment Advisor voluntarily reduced its fees in the amount of $0, $82,113 and $29,815 with respect to the International Equity, Short-Term Income and Balanced Funds, respectively.



SUB-ADVISOR


         Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165, serves as the Sub-advisor with respect to the International Equity Fund under an agreement with the Investment Advisor (the "Sub-advisory Agreement"). The Sub-advisor, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The Sub-advisor is engaged in the management of Non-U.S. global (including emerging markets) equity portfolios for institutional accounts.


         Pursuant to the Sub-advisory Agreement, the Sub-advisor will assist the Investment Advisor in providing a continuous investment program for the International Equity Fund, including investment research and management with the respect to all securities and investments and cash equivalents of such Fund. The Sub-advisor will also prepare, subject to the Investment Advisor's approval, lists of foreign countries for investment by the International Equity Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund and shall determine what portion of the Fund's assets will be held in different currencies. The Sub-advisor shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. Under the Sub-advisory Agreement, the Sub-advisor is required, among other things, to furnish to the Investment Advisor and the Board of Trustees such periodic and special reports as they may request and attend regular business and investment related meetings with the Investment Advisor and Board of Trustees if requested to do so. The Sub-advisor will provide the Investment Advisor with foreign broker research, a quarterly review of international economic and investment developments and occasional analyses on international investment issues.

         For the services provided by the Sub-advisor pursuant to the Sub-advisory Agreement, the Investment Advisor will pay to the Sub-advisor a fee, payable monthly, at the annual rates of seventy-five one-hundredths of one percent (0.75%) of the average of the first $100,000,000 of the daily net assets of the International Equity Fund, seventy one-hundredths of one percent (0.70%) of the average of the next $100,000,000 of such assets, sixty-five one-hundredths of one percent (0.65%) of the average of the next $100,000,000 of such assets, and sixty one-hundredths of one percent (0.60%) of the average of such assets in excess of $300,000,000.


BANKING LAWS

         Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund Shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor or custodian to such an investment company, or from purchasing shares of such a company for and upon the order of customers. The Investment Advisor is subject to such banking laws and regulations.

         Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent the Investment Advisor from continuing to perform investment advisory services for the Company. If the Investment Advisor were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Company enter into a new agreement with another qualified firm. Any new advisory agreement would be subject to shareholder approval.

ADMINISTRATOR

         Effective May 1, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as administrator (the "Administrator") to the Company. The Administrator assists in supervising all operations of each Fund, except those performed by the Investment Advisor under the Investment Advisory Agreement, by the Sub-advisor under the Sub-advisory Agreement, by SEI Financial Services Company under the Distribution Agreement and by Citibank, N.A. or the Bank of New York under their respective Custodian Agreements.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Company. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Company's operations other than those discussed above. Under the Administration Agreement, the Administrator also provides fund accounting and related accounting services. The Administrator may delegate its responsibilities under the Administration Agreement with the Company's written approval.

         The Administrator is entitled to receive compensation for services rendered to the Funds at an annual rate of .17% of the average daily net assets of each portfolio, which is calculated daily and paid monthly. All subsequent portfolios will be subject to a minimum annual fee of $60,000 (domestic portfolios) and $80,000 (international portfolios). An additional minimum fee of $15,000 for each class of shares in excess of two classes will be imposed on all current and future portfolios.


         For the period May 1, 1995 to October 31, 1995, the Company paid the Administrator, net of voluntary fee reductions, administration fees of:
$177,675, $54,072, $294,903, $207,510, $142,251, $111,565, $5,506 and $33,209
with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Special Equity Funds, respectively. For the same period, the Administrator voluntarily reduced its fees in the amount of $0, $0, $34,332, $97,490, $7,609, $0, $0 and
$12,619 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Special Equity Funds, respectively.



         For the period from commencement of operations (May 15, 1995 for the International Equity and Short-Term Income Funds and June 27, 1995 for the Balanced Fund) to October 31, 1995, the Company paid the Administrator, net of voluntary fee reductions, administration fees of $8,732, $30,932 and $19,470 with respect to the International Equity, Short-Term Income and Balanced Funds, respectively. For the same periods, the administrator voluntarily reduced its fees in the amount of $0, $0 and $804 with respect to the International Equity, Short-Term Income and Balanced Funds, respectively.



         Prior to May 1, 1995, The Winsbury Company ("Winsbury") served as administrator to the Company. For the fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 to April 30, 1995, the Company paid Winsbury, net of voluntary fee reductions, administration fees of:
$325,070, $282,405 and $187,882, respectively, with respect to the Cash Management Fund; $72,625, $24,865 and $31,152 respectively, with respect to the Tax-Free Fund; and $684,392, $635,737 and $340,997 respectively, with respect to the U.S. Treasury Securities Fund. For the same periods, Winsbury voluntarily reduced its fees in the amount of $0, $0 and $0 respectively, with respect to the Cash Management Fund; $33,620, $83,234 and $34,788 respectively, with respect to the Tax-Free Fund; and $0, $0 and $282 respectively with respect to the U.S. Treasury Securities Fund.



         For the fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 to April 30, 1995 the Company paid Winsbury, net of voluntary fee reductions, administration fees of: $68,252, $96,416 and $47,405 respectively, with respect to the Equity Fund; $17,277, $25,688 and $20,541 respectively, with respect to the Bond Fund; and $17,578, $22,266 and $12,956 respectively, with respect to the Intermediate Income Fund. For the same periods, Winsbury voluntarily reduced its fees in the amount of: $7,577, $0 and $0 respectively, with respect to the Equity Fund; $25,149, $25,666 and $5,774 respectively, with respect to the Bond Fund; and $25,922, $22,250 and $4,823 respectively, with respect to the Intermediate Income Fund.



         For the period September 21, 1992 (commencement of operations) to October 31, 1992, the fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 to April 30, 1995 the Company paid Winsbury, net of voluntary fee reductions, administration fees of $________, $________, $________ and $3,015, respectively, with respect to the Pennsylvania Tax-Free Bond Fund. For the same periods, Winsbury voluntarily reduced its fees in the amount of $252, $11,114, $15,341 and $3,037 respectively, with respect to the Pennsylvania Tax-Free Bond Fund.



         For the period March 15, 1994 (commencement of operations) to October 31, 1994 and the period November 1, 1994 to April 30, 1995 the Company paid Winsbury, net of voluntary fee reductions, administration fees of $0 and $4,808 with respect to the Special Equity Fund. For the same periods, Winsbury voluntarily reduced its fees in the amount of $11,686 and $5,302 with respect to the Special Equity Fund.

FUND ACCOUNTANT

         As discussed above, the Administrator provides fund accounting and related accounting services to the Company. Prior to May 1, 1995, BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of Winsbury served as fund accountant to the Company pursuant to an accounting agreement.


         For fiscal years ended October 31, 1992, October 31, 1993, October 31, 1994 and the period November 1, 1994 through April 30, 1995 the Company paid BISYS, exclusive of out-of-pocket expenses, fund accounting fees of: $41,666, $49,441, $42,684 and $29,326 respectively with respect to the Cash Management Fund; $24,584, $41,126, $41,355 and $20,741 respectively, with respect to the Tax-Free Fund; $114,889, $103,193, $95,522 and $51,405 respectively, with respect to the U.S. Treasury Securities Fund; $18,937, $34,954, $34,957 and $18,329 respectively, with respect to the Equity Fund; $16,788, $38,671, $39,076 and $21,043 respectively, with respect to the Bond Fund; and $15,526, $36,894, $37,837 and $20,032 respectively with respect to the Intermediate Income Fund. For the period September 21, 1992 (commencement of operations) to October 31, 1992, the fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 through April 30, 1995 the Company paid BISYS, exclusive of out-of-pocket expenses, fund accounting fees of $2,240, $23,140, $25,435 and $18,288 respectively, with respect to the Pennsylvania Tax-Free Bond Fund.



         For the period March 15, 1994 (commencement of operations) to October 31, 1994 and the period November 1, 1994 through April 30, 1995 the Company paid BISYS, exclusive of out-of-pocket expenses, fund accounting fees of $20,759 and $16,775, respectively with respect to the Special Equity Fund.


TRANSFER AGENT

         SEI Financial Management Corporation also serves as Fund Transfer Agent pursuant to the Transfer Agent and Service Agreement. The Transfer Agent has agreed to perform certain services including the following: (i) to issue and redeem shares of the Company; (ii) to address and mail all communications by the Company to its Shareholders, including reports to shareholders, dividend and distribution notices, proxy materials for meetings of shareholders and prospectuses; (iii) to maintain shareholder accounts; and (iv) to make periodic reports to the Company's Board of Trustees concerning the Company's operations. The Company shall pay the Transfer Agent an annual fee equal to .02% of the total assets of the Fund, plus an annual fee of $25 per shareholder account and all out-of-pocket expenses.


         For the period May 1, 1995 to October 31, 1995, the Company paid the Transfer Agent, exclusive of out of pocket expenses, fees of: $30,413, $10,697, $53,019, $49,703, $24,337, $18,124, $888 and $7,479 with respect to the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Special Equity Funds, respectively.



         For the period from commencement of operations (May 15, 1995 for the International Equity and Short-Term Income Funds and June 27, 1995 for the Balanced Fund) to October 31, 1995, the Company paid the Transfer Agent, exclusive of out-of-pocket expenses, fees of: $595, $5,034 and $3,503 with respect to the International Equity, Short-Term Income and Balanced Funds, respectively.




         Prior to May 1, 1995 BISYS served as transfer agent pursuant to a Transfer Agent and Shareholder Service Agreement. For fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 through April 30, 1995 the Company paid BISYS, exclusive of out-of-pocket expenses, fees of: $14,453, $22,343 and $12,912 respectively, with respect to the Cash Management Fund; $12,056, $20,557 and $12,139 respectively, with respect to the Tax-Free Fund; $15,656, $22,575 and $10,079 respectively with respect to the U.S. Treasury Securities Fund; $29,678, $55,781 and $35,939 respectively, with respect to the Equity Fund; $16,426, $32,247 and $18,820 respectively, with respect to the Bond Fund; and $21,844, $30,876 and $18,088 respectively, with respect to the Intermediate Income Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and the period November 1, 1994 through April 30, 1995, the Company paid BISYS, exclusive of out-of-pocket expenses, fees of $10,081, $7,531 and $9,997 respectively, with respect to the Pennsylvania Tax-Free Bond Fund.



         For the period March 15, 1994 (commencement of operations) to October 31, 1994 and the period November 1, 1994 through April 30, 1995 the Company paid BISYS, exclusive of out-of-pocket expenses, fees of $13,233 and $17,723 with respect to the Special Equity Fund.


         The Company's agreement with BISYS required the Company to pay it a reasonable fee in connection with the termination of its services as transfer agent, which occurred on April 30, 1995.


DISTRIBUTOR

         SEI Financial Services Company, a wholly-owned subsidiary of SEI, serves as distributor (the "Distributor") to the Funds pursuant to the Distribution Agreement.


         For the period May 1, 1995 to October 31, 1995, the Distributor received front-end sales charges in connection with

Retail Share purchases of the Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, and Pennsylvania Tax-Free Bond Fund in the amounts of $3,546, $1,330, $917, $839 and $854, respectively. Of these amounts, the Distributor retained $337, $150, $102, $98 and $90, respectively, and the Investment Advisor and its affiliates retained $3,207, $1,180, $816, $741 and $764, respectively.



         For the period from commencement of operations (May 15, 1995 for the International Equity Fund, May 17, 1995 for the Short-Term Income Fund and June 29, 1995 for the Balanced Fund) to October 31, 1995, the Distributor received front-end sales charges in connection with Retail Share purchases of the International Equity Fund, Short-Term Income Fund and Balanced Fund in the amounts of $123, $22 and $831, respectively. Of these amounts, the Distributor retained $11, $18 and $86, respectively, and the Investment Advisor and its affiliates retained $112, $4 and $745, respectively.



         Prior to May 1, 1995, Winsbury served as distributor to the Company. For the fiscal years ended October 31, 1993 and October 31, 1994 and the period November 1, 1994 through April 30, 1995 Winsbury received front-end sales charges in connection with Share purchases as follows: Equity Fund -- $________, $________ and $________, respectively; Bond Fund -- $________,
$________ and $-_______, respectively; Intermediate Income Fund -- $________, $________ and $________, respectively; and Pennsylvania Tax-Free Bond Fund -- $_______, $________ and $________, respectively. Of these amounts, Winsbury retained $________, $________ and $________, respectively, and the Investment Advisor and its affiliates retained $________, $________ and $________, respectively, with respect to the Equity Fund; Winsbury retained $________, $________ and $________, respectively, and the Investment Advisor and its affiliates retained $________, $________ and $________, respectively, with respect to the Bond Fund; Winsbury retained $________, $________ and $________, respectively and the Investment Advisor and its affiliates retained $________, $________ and $________, respectively, with respect to the Intermediate Income Fund; and Winsbury retained $_________, $________ and $________, respectively, and the Investment Advisor and its affiliates retained $________, $________ and $________, respectively, with respect to the Pennsylvania Tax-Free Bond Fund;



         For the period March 15, 1994 (commencement of operations) to October 31, 1994 and the period November 1, 1994 through April 30, 1995 Winsbury received $________ and $________ in front-end sales charges in connection with Share purchases with respect to the Special Equity Fund. Of these amounts, Winsbury retained $________ and $________, respectively, and the Investment Advisor and its affiliates retained $________ and $________, respectively.

DISTRIBUTION AND SERVICES PLAN

         Under the Funds' Distribution and Services Plan (the "Distribution Plan"), each Fund will pay a monthly distribution fee (also referred to as a 12b-1 fee) to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate not to exceed .40% of the average daily net assets of the Retail Shares of such Fund.

         Payments of the fee by any Money Market Fund under the Distribution Plan will be reduced to the extent necessary to ensure that the amount of such fee and any other operating expenses that are accrued on any day with respect to such Fund will not exceed the gross income accrued with respect to such Fund on that day.


         The Distribution Plan became operational with respect to the Retail Shares of the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Special Equity Funds on February 21, 1995. Additionally, Retail Shares of the International Equity, Short-Term Income and Balanced Funds were first offered on May 15, 1995, May 17, 1995 and June 29, 1995, respectively. For the period from February 21, 1995 through April 30, 1995, pursuant to the Distribution Plan for Retail Shares, the Cash Management Fund paid Winsbury Fees of $________, of which $________, $________, $________ and $________ were retained by Winsbury, the
Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Tax-Free Fund paid Winsbury Fees of $________, of which $________, $________, $________ and $________ were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the investment Advisor, respectively; the U.S. Treasury Securities Fund paid Winsbury $________, of which $________, $________, $_______ and $_________ were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Equity Fund paid Winsbury Fees of $________, of which $________, $________, $________ and $________ were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Bond Fund paid Winsbury Fees of $________, of which $________, $________, $________ and $________ were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Intermediate Income Fund paid Winsbury Fees of $________, of which $________, $________, $________ and
$________, were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Pennsylvania Tax-Free Bond Fund paid Winsbury Fees of $________, of which $________, $________, $________ and $________ were retained by Winsbury, the
Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor, respectively; the Special Equity Fund paid Winsbury Fees of $________, of which $________,

$________, $________ and $________ were retained by Winsbury, the Investment Advisor, affiliates of Winsbury and affiliates of the Investment Advisor,
respectively.   For the period from May 1, 1995 or commencement of operations through October 31, 1995, pursuant to the Distribution Plan for Retail Shares, the Cash Management Fund paid the Distributor fees of $_________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Tax-Free Fund paid the Distributor fees of $_________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the U.S. Treasury Securities Fund paid the Distributor $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Equity Fund paid the Distributor fees of $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Bond Fund paid the Distributor fees of $________, of which $________, $________, $________ and
$________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Intermediate Income Fund paid the Distributor fees of $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Pennsylvania Tax-Free Bond Fund paid the Distributor fees of $________, of which $________, $________, $________ and
$________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Special Equity Fund paid the Distributor fees of $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the International Equity Fund paid the Distributor fees of $________, of which $________, $________, $________ and
$________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; the Short-Term Income Fund paid the Distributor fees of $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively; and the Balanced Fund paid the Distributor fees of $________, of which $________, $________, $________ and $________ were retained by the Distributor, the Investment Advisor, affiliates of the Distributor and affiliates of the Investment Advisor, respectively. Of the aggregate amount so paid to the Distributor during these time periods, none was attributable to media advertisements and other promotional activities, prospectuses (to other than current shareholders) and other investor materials, payments to broker-dealers, or telemarking activities. For the same time periods the Distributor and various broker dealers waived $______, $______, $______, $______, $______, $______, $______
and $______ respectively, for the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Special Equity, International Equity, Short-Term Income and Balanced Funds.



CUSTODIANS


         Until on or about March 7, 1996 cash and securities owned by each Fund, except the International Equity Fund, are held by Citibank, N.A. ("Citibank") as custodian. Citibank serves as custodian to such Funds pursuant to the Custodian Agreement under which Citibank has agreed to: (i) maintain a separate account or accounts in the name of each such Fund; (ii) make receipts and disbursements as authorized by the Administrator on behalf of each such Fund; (iii) collect and receive all income and other payments and distributions on account of each such Fund's portfolio securities; and (iv) make periodic reports to the Company's Board of Trustees concerning the Company's property held in custody. Citibank may at its own expense, appoint sub-custodians on behalf of the Company.



         Effective on or about March 7, 1996, CoreStates Bank, N.A. ("CoreStates") serves as custodian to each of the Funds, except the International Equity Fund. CoreStates serves as custodian to such Funds pursuant to the Custodian Agreement under which CoreStates has agreed to: (i) maintain a separate custodial account in the name of the Company to hold the securities of the Company, (ii) credit for the account of the Company all proceeds received and payable on assets maintained under the Custodian Agreement, (iii) debit the account of the Company for cost of acquiring securities received for the Company, (iv) endorse and collect all checks, drafts or other orders for the payment of money received by CoreStates for the account of or from the Company, and (v) perform other related services. CoreStates may appoint sub-custodians on behalf of the Company.


         Cash and securities owned by the International Equity Fund are held by The Bank of New York ("BONY") as custodian. BONY serves as custodian to the International Equity Fund pursuant to the Custodian Agreement under which BONY has agreed to: (i) maintain a separate account in the name of this Fund; (ii) make receipts and disbursements as authorized on behalf of this Fund; (iii) collect and receive all income and other payments and distributions on account of this International Equity Fund's securities; and (iv) make periodic reports to the Company's Board of Trustees concerning the Company's property held in custody. BONY may at its own expense, appoint foreign sub-custodians on behalf of the Company.

COUNSEL


         Drinker Biddle & Reath (of which Mr. Hilles, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 are counsel to the Company and will pass upon certain legal matters in connection with the Shares offered hereby.


FINANCIAL STATEMENTS


         The financial statements and related notes of the Company dated October 31, 1995, which are incorporated by reference to the Company's October 31, 1995 Annual Report to Shareholders filed with the Securities and Exchange Commission on December 27, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears elsewhere therein, and have been incorporated herein in reliance upon the report of said firm of accountants given their authority as experts in auditing and accounting. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                            PERFORMANCE INFORMATION

GENERAL

         From time to time, a Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. A Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, a Fund may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         From time to time, the yield and total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

         As explained in the prospectuses, the Company offers Institutional Shares and Retail Shares of the Funds. Institutional Shares are sold through procedures established by the Distributor to bank trust departments purchasing Institutional Shares on behalf of the fiduciary, advisory, agency, custody or other similar accounts maintained by, or on behalf of, their customers. Retail shares are offered to the general public through procedures established by the Distributor to Customers satisfying the minimum purchase requirement of $1,000. The Retail Shares and Institutional Shares may have different sales charges and other expenses, which may affect performance. Investors may call (800) 344-2716 to obtain more information concerning Retail and Institutional Shares. Investors may also obtain information concerning Retail and Institutional Shares from their sales representative or any other person, such as a broker-dealer or bank who offers Shares in the Funds.

YIELDS OF THE CASH MANAGEMENT, TAX-FREE, U.S. TREASURY SECURITIES AND PENNSYLVANIA TAX-FREE BOND FUNDS

         As summarized in the Prospectuses under the heading "Yield Information," the yield of each of the Money Market Funds for a seven-day period (the "base period") will be computed separately for each class by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund Shares at the same rate as net income is earned for the base period.

         The Tax-Free and Pennsylvania Tax-Free Bond Funds may also advertise a "taxable equivalent yield" and a "taxable equivalent effective yield." Taxable equivalent yield will be computed by dividing that portion of each of the Tax-Free and Pennsylvania Tax-Free Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to the portion, if any, of the yield of a Fund that is not tax-exempt. The taxable equivalent effective yield for Funds is computed by dividing that portion of the effective yield of the each Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of each Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the taxable equivalent yield and the taxable equivalent effective yield of the Tax-Free and Pennsylvania Tax-Free Bond Funds will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above.


         For the seven-day period ended October 31, 1995, the yield of Retail and Institutional Shares of the Cash Management Fund was 5.03% and 5.28%, respectively, and the compounded effective yield was 5.16% and 5.42%, respectively; the yield of Retail and Institutional Shares of the Tax-Free Fund was 3.31% and 3.36%, respectively, the compounded effective yield was 3.36% and 3.41%, respectively, the taxable - equivalent yield was 5.48% and 5.56%, respectively, and the taxable - equivalent effective yield was 5.56% and 5.64%, respectively, assuming a federal marginal income tax rate of 39.6%; and the yield of Retail and Institutional Shares of the U.S. Treasury Securities Fund was 5.03% and 5.18%, respectively, and the compounded effective yield was 5.16% and 5.31%, respectively. For the thirty-day period ended October 31, 1995, the taxable-equivalent effective yield of the Retail and Institutional Shares of the Pennsylvania Tax-Free Bond Fund was 7.14% and 7.28%, respectively, assuming a federal marginal income tax rate of 39.6%. During these periods, investment advisory and/or administration fees were voluntarily reduced; without these voluntary reductions, all of the yields would have been lower than those quoted above.


THE NON-MONEY MARKET FUNDS

         YIELD CALCULATIONS. The yield for Retail and Institutional Shares of each of the Non-Money Market Funds is calculated separately by dividing the net investment income per share (as described below) earned by a class during a 30-day (or one month) period by the maximum offering price per share (including the maximum sales load of 2.0% for Retail Shares) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                     a-b        6
                 Yield = 2        [(------ + 1)  -1]
                                      cd

         Where:  a =      dividends and interest earned during the period.

                 b =      expenses accrued for the period (net of
                          reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         Based on the foregoing calculations, for the one-month period ended October 31, 1995, the yield of the Retail and Institutional Shares of the Equity Fund was 1.08% and 1.35%, respectively, the yield of the Retail and Institutional Shares of the Special Equity Fund was 0.87% and 0.88%, respectively; the yield of the Retail and Institutional Shares of the Bond Fund was 5.57% and 5.95%, respectively; the yield of the Retail and Institutional Shares of the Intermediate Income Fund was 5.21% and 5.57%, respectively; and the yield of the Retail and Institutional Shares of the Pennsylvania Tax-Free Bond Fund was 4.31% and 4.40%, respectively; the yield of the Retail and Institutional Shares of the Short-Term Income Fund was 4.93% and 5.24% and the yield of the Retail and Institutional Shares of the Balanced Fund was 3.54% and 3.86%, respectively. During these periods, investment advisory and/or administration fees were voluntarily reduced; without these voluntary reductions, all of the yields would have been lower than those quoted above.


         TOTAL RETURN CALCULATIONS. The Funds compute their average annual total returns separately for Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual         ERV  1/n
         Total Return     =  [(----)    - 1]
                                 P

           Where:  ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                     P =  hypothetical initial payment of $1,000.

                     n = period covered by the computation, expressed in terms of years.

         The Funds compute their aggregate total returns separately for Retail and Institutional Shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

         Aggregate              ERV
         Total Return     =  [(----) - 1]
                                P

           Where:  ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                     P =  hypothetical initial payment of $1,000.


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, a Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum sales charge in connection with the purchase of Retail Shares of the non-money market funds. The non-money market funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations which do reflect the sales charge.


         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


         Based on the foregoing calculations, the average annual total return for the one and five year periods ended October 31, 1995 and for the period from November 27, 1989 (commencement of operations) to October 31, 1995 for Retail Shares of the Cash Management Fund was 5.25%, 4.28% and 4.89%, respectively; for Retail Shares of the U.S. Treasury Securities Fund was 5.16%, 4.06% and 4.68%; and for Retail Shares of the Tax-Free Fund was 3.39%, 2.97% and 3.40%. The aggregate total return for Retail Shares of the Cash Management Fund for the same periods was 5.25%, 26.55% and 32.69%, respectively; for Retail Shares of the U.S. Treasury Securities Fund was 5.16%, 25.14% and 31.12%, respectively; and for Retail Shares of the Tax-Free Fund was 3.39%, 18.23% and 21.94%, respectively. The average annual total return for the one and five year periods ended October 31, 1995 and for the period from February 28, 1990 (commencement of operations) to October 31, 1995 for Retail Shares of the Equity Fund was

19.47%, 18.05% and 13.80%, respectively; for Retail Shares of the Bond Fund was 11.55%, 8.25% and 8.10%, respectively; and for Retail Shares of the Intermediate Income Fund was 7.69%, 7.04% and 7.31%, respectively. The aggregate total return for Retail Shares of the Equity Fund for the same periods was 19.47%, 65.71% and 108.25%, respectively; for Retail Shares of the Bond Fund was 11.55%, 38.66% and 55.47%, respectively; and for Retail Shares of the Intermediate Income Fund was 7.69%, 37.65% and 49.26%, respectively. The average annual total return and the aggregate total return for the one year period ended October 31, 1995 and for the period from September 21, 1992 (commencement of operations) to October 31, 1995 for Retail Shares of the Pennsylvania Tax-Free Bond Fund was 10.00% and 10.00%; 4.81% and 15.74%. The average annual total return and the aggregate total return for the one year period ended October 31, 1995 and for the period from March 15, 1994 (commencement of operations) to October 31, 1995 for Retail Shares of the Special Equity Fund was 21.97% and 21.97%; and 8.97% and 15.03%. The average annual total return and the aggregate total return for the period from the commencement of operations (May 15, 1995 with respect to the International Equity Fund, June 29, 1995 with respect to the Balanced Fund and May 17, 1995 with respect to the Short-Term Income Fund) to October 31, 1995 for Retail Shares of the International Equity, Short-Term Income and Balanced Funds was 17.48% and 7.75%; 1.23% and 0.56%; and 9.72% and 3.20%. During these periods, investment advisory and/or administration fees were voluntarily reduced; without such voluntary fee reductions, the total returns would have been lower than those stated.



         Institutional Shares were first offered on February 21, 1995 ("Offering Date"). Prior to the Offering Date all shares were classified as Retail Shares. The average annual total return and the aggregate total return for Institutional Shares of the Cash Management, U.S. Treasury Securities, Tax-Free, Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond and Special Equity Funds for the period from the Offering Date to October 31, 1995 was 4.92% and 32.92%; 4.69% and 31.26%; 3.41% and 21.98%; 14.21% and 112.52%;
8.48% and 58.68%; 7.69% and 52.27%; 5.48% and 18.06% and 10.30% and 17.33%.
The average annual total return and the aggregate total return for Institutional Shares of the International Equity Fund, Balanced Fund and Short-Term Income Fund for the period from commencement of operations (May 15, 1995 with respect to the International Equity Fund, June 27, 1995 with respect to the Balanced Fund and May 15, 1995 with respect to the Short-Term Income
Fund) to October 31, 1995 was 23.10% and 10.10%; 14.71% and 4.89%; and 6.31%
and 2.87%. During these periods, investment advisory and/or administration fees were voluntarily reduced, without such voluntary fee reductions the total returns would have been lower than those stated.



         Additionally, the following average annual total returns and aggregate total returns for the periods prior to the Offering Date were calculated using a combination of Institutional Share and Retail Share data.



         The average annual total return for the one and five year periods ended October 31, 1995 for Institutional Shares of the Cash Management Fund was 5.43% and 4.32%, respectively; for Institutional Shares of the U.S. Treasury Securities Fund was 5.27% and 4.09%, respectively; for Institutional Shares of the Tax-Free Fund was 3.43% and 2.98%, respectively; for Institutional Shares of the Equity Fund was 22.00% and 18.53%, respectively; for Institutional Shares of the Bond Fund was 13.87% and 8.68%, respectively; and for Institutional Shares of the Intermediate Income Fund was 9.92% and 7.49%, respectively. For the one year period ended October 31, 1995, the average annual total return for Institutional Shares of the Pennsylvania Tax-Free Bond Fund and Special Equity Fund was 12.30% and 24.44%, respectively.



         The aggregate total return for the one and five year periods ended October 31, 1995 for Institutional Shares of the Cash Management Fund was 5.43% and 32.92%, respectively; for Institutional Shares of the U.S. Treasury Securities Fund was 5.27% and 31.26%, respectively; for Institutional Shares of the Tax-Free Fund was 3.43% and 21.98%, respectively; for Institutional Shares of the Equity Fund was 22.00% and 112.52%, respectively; for Institutional Shares of the Bond Fund was 13.87% and 58.73%, respectively; and for Institutional Shares of the Intermediate Income Fund was 9.92% and 52.27%, respectively. For the one year period ended October 31, 1995 the aggregate total return for Institutional Shares of the Pennsylvania Tax-Free Bond Fund and Special Equity Fund was 18.06% and 17.33%, respectively.



                                 MISCELLANEOUS

         The Company is a trust of the type commonly known as a "business trust" and is governed by the laws of the Commonwealth of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Agreement and Declaration of Trust of the Company provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

         The Company's Agreement and Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee or officer be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or by reason of reckless disregard of his or her obligations and duties as trustee or officer. It also provides that all persons having any claim against the trustees, officers or the Company shall look solely to the trust property for payment. With the exceptions stated, the Agreement and Declaration of Trust provides that each trustee and officer is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee or officer. Employees of the Company are similarly entitled to indemnification unless such person would not be entitled to indemnification had he or she been a trustee or officer.


         CERTAIN RECORD HOLDERS. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Cash Management Fund were as follows: Dale E. Smith and Florence Smith, JTTEN, 8 Toft Woods Way, Media, PA 19063, 34.31%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the U.S. Treasury Securities Fund were as follows: Plymouth Meeting Friends School, Germantown & Butler Pike, Plymouth Meeting, PA, 33.40%; Meridian Trust Company custodian for John G. Fish rollover IRA, 1009 Homeland Dr., Lancaster, PA 17601, 10.20%; Meridian Trust Company custodian for Joyce A. Waldman rollover IRA, 640 American Ave., E309, King of Prussia, PA 19406-4013, 5.61% and Karen J. Urban, 57 E. Ridge Street, Coaldale, PA 18218, 5.57%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Tax-Free Fund were as follows: Philip H. Brown II and Margaret O. Brown JTWROS, 101 Grandview Rd., Springfield, PA 19064, 28.04%; Marietta E. Williams, RD 2, Box 141, Elverson, PA 19520, 22.59%; and Gregory J. Blazic and Lellus L. Blazic , JTTEN, P.O. Box 603, Country Club Rd., Valley Forge, PA 19482-0603, 11.04%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Equity Fund were as follows: National Financial Services Corp for the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 34.85%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Bond Fund were as follows: National Financial Services Corp for the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 32.50%; Meridian Trust Company, custodian for Shiras E. Holmes rollover IRA, 8761 Barkhurst Dr., Pittsburgh, PA 15237, 7.55%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Intermediate Income Fund were as follows: National Financial Services Corp, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 30.29%; Elissa A. Graner-Hoffman, 219 South Leh St., Allentown, PA 18104, 6.08%; and Meridian Trust Company, custodian for John G. Fish rollover IRA, 1009 Homeland Dr., Lancaster, PA 17601, 9.24%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Pennsylvania Tax-Free Bond Fund were as follows: National Financial Services Corp for the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 21.34%; George W. Grosz and Dorothy M. Grosz JTWROS, 533 S. Waterloo Rd., Devon, PA 19333, 5.75%; Lee B. Kirts and Celine Kirts, JTWROS, 451 Knightsbridge Lane, Hatfield, PA 19440, 5.35%; Wayne R. Huey, 73 Crestline Rd., Strafford, PA 19087, 5.04%; and Dale E. Smith and Florence Smith, JTTEN, 8 Toft Woods Way, Media, PA 19063, 16.00%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Special Equity Fund were as follows: National Financial Services Corp for the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 29.29%; Meridian Trust Company, custodian for Richard H. Babb rollover IRA, 613 Cherokee St., Emmaus, PA 18049, 5.14% and State Street Bank & Trust Company, custodian for Bernard J. Daney rollover IRA, 121 Ponds Lane, Wilmington, DE, 7.23%.



         As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Short-Term Income Fund were as follows: Jenny E. Yuninger, 12 Ocola Dr., Paradise, PA 17562, 97.36%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the Balanced Fund were as follows: Meridian Asset Management Co., custodian for Darlene H. Lathrop rollover IRA, 2403 Smith Lane, Wilmington, DE 19810, 8.55%; State Street Bank & Trust Company, custodian for Roberta M. Merenda rollover IRA, 2 Cedar Hill

Court, Voorhees, NJ 08043, 12.31%; State Street Bank & Trust Company, custodian for Robert J. Merenda rollover IRA, 2 Cedar Hill Court, Voorhees, NJ 08043, 24.51%; and State Street Bank & Trust Company, custodian for Richard Detwiler rollover IRA, 22 S. Kenhorst Blvd., Shillington, PA 19807, 54.10%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Retail Shares of the International Equity Fund were as follows: National Financial Services Corp. for the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281, 51.48%; Colette B. Price and Kim D. Price, JTTEN, 2408 Welsh Rd., Mohnton, PA 19540, 7.98%; Meridian Trust Company, custodian for Christopher D. Hogan rollover IRA, 711 Pass Road, Golfport, MS 39501, 11.07%; Dawn T. Hogan, 1750 Peachtree Lane, Norristown, PA 19403, 10.86%; and Meridian Trust Company, custodian for Bridget A. Vargo rollover IRA, 224 E. King Street, Apt. 108, Lancaster, PA 17602, 8.43%.



         As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Cash Management Fund were as follows: MAM & Co., c/o Mark Medura MHO 330, P.O. Box 16006, Mail Code BB0425, Reading, PA 19612-6006, 99.96%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the U.S. Treasury Securities Fund were as follows: MAM & Co., c/o Mark Medura MHO 330, P.O. Box 16006, Mail Code BB0425, Reading, PA 19612-6006, 64.60%; and The Bank of New York, One Wall Street, 5th Floor, New York, NY 10286, 35.40%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Tax-Free Fund were as follows: MAM & Co., c/o Mark Medura MHO 330, P.O. Box 16006, Mail Code BB0425, Reading, PA 19612-6006, 100%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Equity Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 99.93%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Bond Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 95.19%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Intermediate Income Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 96.24%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Pennsylvania Tax-Free Bond Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 100%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Special Equity Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16006, Mail Code BB0405, Reading, PA 19612-6006, 99.84%. As of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the Short-Term Income Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 99.96%. As of December 6,
1995, the name, address and percentage ownership of each investor the held of record or beneficially 5% or more of the outstanding Institutional Shares of the Balanced Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 52.69%; and MAM & Co., c/o Kim Kutzer, P.O. Box 16006, Mail Code BB0405, Reading, PA 19612-6006, 47.25%. As
of December 6, 1995, the name, address and percentage ownership of each investor that held of record or beneficially 5% or more of the outstanding Institutional Shares of the International Equity Fund were as follows: MAM & Co., c/o Kim Kutzer, P.O. Box 16004, Mail Code BB0405, Reading, PA 19612-6004, 94.18%.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             REGISTRATION STATEMENT
                                       OF
                           CONESTOGA FAMILY OF FUNDS
                                       ON
                                   FORM N-1A


PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:


               (1)  (a)  Included in Part A:  Financial Highlights for the
                         Registrant's: Cash Management Fund, Tax-Free Fund, and U.S. Treasury Securities Fund for the period November 27, 1989 (commencement of operations) through October 31, 1990, for the fiscal years ended October 31, 1991 through October 31, 1995; Equity Fund, Bond Fund (formerly Income Fund), and Intermediate Income Fund (formerly Limited Maturity Fund) for the period February 28, 1990 (commencement of operations) to October 31, 1990, for the fiscal years ended October 31, 1991 through October 31, 1995; Pennsylvania Tax-Free Bond Fund for the period September 21, 1992 (commencement of operations) through October 31, 1992, for the fiscal years ended October 31, 1993 through October 31, 1995; Special Equity Fund for the period March 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995; International Equity Fund for the period May 15, 1995 (commencement of operations) to October 31, 1995; Short-Term Income Fund for the periods May 15 and May 17, 1995 (commencement of operations of Institutional and Retail Shares, respectively) to October 31, 1995; and Balanced Fund for the periods June 27 and June 29, 1995 (commencement of operations of Institutional and Retail Shares, respectively) to October 31, 1995.



                    (b) Included in Part B: Audited financial statements, related notes thereto and the Auditor's report included in the Registrant's October 31, 1995 Annual Report to Shareholders as filed with the Commission are incorporated herein by reference.


                    All required financial statements are incorporated by reference in Part B hereof. All other financial statements and schedules are inapplicable.

          (b)  Exhibits:


               (1)  (a)  Agreement and Declaration of Trust (the "Declaration
                         of Trust") dated as of August 1, 1989.



                    (b) Amendment No. 1 to the Declaration of Trust as approved September 19, 1989.



               (2)  Code of Regulations.


               (3)  None.

               (4)  None.


               (5)  (a)  Investment Advisory Agreement between the Company and
                         Meridian Investment Company dated November 27, 1989.



                    (b) Amendment No. 1 to Investment Advisory Agreement between the Company and Meridian Investment Company dated August 1, 1992.



                    (c) Amendment No. 2 to Investment Advisory Agreement between the Company and Meridian Investment Company dated March 15, 1994.


                    (d) Amendment No. 3 to Investment Advisory Agreement between the Company and Meridian Investment Company.

                    (e) Investment Advisory Agreement between the Company and Meridian Investment Company.

                    (f) Sub-Advisory Agreement between Meridian Investment Company and Marvin & Palmer Associates, Inc.

               (6) Distribution Agreement between the Company and SEI Financial Services Company.

               (7)  None.

               (8)  (a)  Custodian Agreement between The Company and CITIBANK,
                         N.A.

                    (b) Custodian Agreement between the Company and The Bank of New York.


                    (c) Form of Custody Agreement between the Company and CoreStates Bank, N.A.


               (9)  (a)  Administration Agreement between the Company and SEI
                         Financial Management Corporation.

                    (b) Transfer Agency and Service Agreement between the Company and SEI Financial Management Corporation.

                    (c) Sub-Transfer Agency Agreement between SEI Financial Management Corporation and State Street Bank and Trust Company.


               (10) Opinion of counsel.(1)


               (11) (a)  Consent of Drinker Biddle & Reath.

                    (b)  Consent of Coopers & Lybrand, L.L.P.


               (12) Audited financial statements, related notes thereto and the
                    Auditor's report included in the Annual Report to Shareholders for Registrant's fiscal year ended October 31, 1995.


               (13) Purchase Agreement between the Company and SEI Financial
                    Services Company.

               (14) None.

               (15) Distribution and Services Plan and Servicing Agreement for
                    Distribution Assistance and Shareholder Administrative Support Services and Servicing Agreement for Shareholder Administrative Support Services.





--------------------

(1.) Filed pursuant to Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

           (16)(a) Schedule for Computation of Performance Quotations for Special Equity Fund.


               (b) Schedule for Computation of Performance Quotations for International Equity, Short-Term Income and Balanced Funds.


               (17) Financial Data Schedules.



               (18) Rule 18f-3 Plan.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT

     None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES



     As of December 12, 1995 the number of record holders of each class of securities of the Registrant was as follows:



                                                                NUMBER OF
                                                                RECORD
TITLE OF CLASS                                                  HOLDERS
--------------                                                  -------

Units of Beneficial
  Interest
Class A-1 (U.S. Treasury Securities Fund) . . . . . . . . . .     147
Class A-2 (U.S. Treasury Securities Fund) . . . . . . . . . .       8
Class B-1 (Cash Management Fund)  . . . . . . . . . . . . . .     302
Class B-2 (Cash Management Fund)  . . . . . . . . . . . . . .      13
Class C-1 (Tax-Free Fund)   . . . . . . . . . . . . . . . . .      58
Class C-2 (Tax-Free Fund)   . . . . . . . . . . . . . . . . .       5
Class D-1 (Intermediate Income Fund)  . . . . . . . . . . . .     168
Class D-2 (Intermediate Income Fund)  . . . . . . . . . . . .      33
Class E-1 (Bond Fund)       . . . . . . . . . . . . . . . . .     280
Class E-2 (Bond Fund)       . . . . . . . . . . . . . . . . .      34
Class F-1 (Equity Fund)     . . . . . . . . . . . . . . . . .     799
Class F-2 (Equity Fund)     . . . . . . . . . . . . . . . . .      39
Class I-1 (Pennsylvania Tax-Free Bond Fund) . . . . . . . . .      63
Class I-2 (Pennsylvania Tax-Free Bond Fund) . . . . . . . . .       6
Class J-1 (Special Equity Fund) . . . . . . . . . . . . . . .     209
Class J-2 (Special Equity Fund) . . . . . . . . . . . . . . .      11
Class K-1 (International Equity Fund) . . . . . . . . . . . .      18
Class K-2 (International Equity Fund) . . . . . . . . . . . .      11
Class L-1 (Short-Term Income Fund)  . . . . . . . . . . . . .       8
Class L-2 (Short-Term Income Fund)  . . . . . . . . . . . . .       9
Class M-1 (Balanced Fund)   . . . . . . . . . . . . . . . . .      12
Class M-2 (Balanced Fund)   . . . . . . . . . . . . . . . . .      11

ITEM  27.                 INDEMNIFICATION

     Indemnification of the Registrant's sub-adviser is provided for in Section 10 of the sub-advisory agreement included herewith as Exhibit 5(f).

     Indemnification of SEI Financial Services Company as the Registrant's distributor is provided for in Article 6 of the form of distribution agreement included herewith as Exhibit 6.

     All other responses to this item are incorporated herein by reference to the Company's Registration Statement filed on August 9, 1989.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                           MERIDIAN INVESTMENT COMPANY

POSITION WITH
MERIDIAN                                             OTHER
INVESTMENT                                           BUSINESS                         TYPE OF
COMPANY                     NAME                     CONNECTION(S)                    BUSINESS
-------------               ----                     -------------                    --------
Director                    George J. Baxter         Director,                        Asset
                                                     Meridian Asset                   Management
                                                     Management, Inc.
                                                     Trust Company
                                                     Meridian Trust
                                                     Company, P.O. Box
                                                     2000, Valley Forge,
                                                     PA 19482

                                                     Director,                        Trust Company
                                                     Delaware Trust
                                                     Capital
                                                     Management, Inc.
                                                     Delaware Trust Company           Banking
                                                     900 Market Street
                                                     Wilmington, DE  19801

                                                     Senior Vice President            Brokerage
                                                     Chicago Corporation
                                                     16 South Main Street
                                                     Yardley, PA  19067


Director                    DeLight E. Breidegam,    President
                            Jr.                      East Penn                        Battery
                                                     Manufacturing Co.,               Manufacturing
                                                     Inc.
                                                     Lyon Station, PA
                                                     19536

Position With
Meridian                                             Other
Investment                                           Business                         Type of
Company                     Name                     Connection(s)                    Business
-------------               ----                     -------------                    --------
                                                     Director
                                                     Meridian Bancorp,                Bank
                                                     Inc.                             Holding Co.
                                                     Meridian Bank                    Bank
                                                     35 North Sixth Street
                                                     Reading, PA 19603

                                                     Director
                                                     Meridian Asset                   Asset
                                                     Management, Inc.                 Management
                                                     Meridian Trust                   Trust
                                                     Company                          Company
                                                     P.O. Box 2000
                                                     Valley Forge, PA
                                                     19482

                                                     Director
                                                     Spotts, Stevens &                Engineering
                                                     McCoy
                                                     345 N. Wyomissing
                                                     Blvd.
                                                     Reading, PA 19610

President and               Philip H. Brown, II      Director
Director                                             Meridian Securities,             Broker-Dealer
                                                     Inc.
                                                     35 North Sixth St.
                                                     Reading, PA 19603

Director                    Walter J. Laird, Jr.     Senior Vice President            Broker-Dealer
                                                     Dean Witter Reynolds,
                                                     Inc.
                                                     P.O. Box 749
                                                     Wilmington, DE 19899

                                                     Director                         Investment
                                                     Wentz Corporation                Management
                                                     707 Foulk Rd.
                                                     Suite 102
                                                     Wilmington, DE
                                                     19803-3700

                                                     Director                         Investment
                                                     Sinkler Corporation              Management
                                                     707 Foulk Rd.
                                                     Suite 102
                                                     Wilmington, DE 19803-3700

                                                     Director                         Banking
                                                     Delaware Trust
                                                     Company
                                                     900 Market Street
                                                     Wilmington, DE 19801

Position With
Meridian                                             Other
Investment                                           Business                         Type of
Company                     Name                     Connection(s)                    Business
-------------               ----                     -------------                    --------
                                                     Director                         Trust Company
                                                     Delaware Trust
                                                     Capital Management
                                                     900 Market Street
                                                     Wilmington, DE 19801

                                                     Director                         Asset
                                                     Meridian Asset                   Management
                                                     Management
                                                     P.O. Box 2000
                                                     Valley Forge, PA 19482





Director                    Nancy Pearlstine         182 Oaks Road                    Homemaker
                            Conger, C.F.P.           Millington, NJ 07946

                                                     Director
                                                     Meridian Asset                   Asset
                                                     Management, Inc.                 Management
                                                     Meridian Trust                   Trust
                                                     Company                          Company
                                                     P.O. Box 2000
                                                     Valley Forge, PA
                                                     19482

Director                    Sidney D. Kline, Jr.     Attorney and
                                                     Principal
                                                     Stevens and Lee                  Law
                                                     607 Washington Street
                                                     Reading, PA 19601

                                                     Director
                                                     Meridian Bancorp,                Bank Holding
                                                     Inc.                             Co.
                                                     Meridian Bank                    Bank
                                                     35 North Sixth Street
                                                     Reading, PA 19603

                                                     Director
                                                     Meridian Asset                   Asset
                                                     Management, Inc.                 Management
                                                     Meridian Trust                   Trust
                                                     Company                          Company
                                                     P.O. Box 2000
                                                     Valley Forge, PA 19482

                                                     Director
                                                     Meridian Title                   Title
                                                     Insurance Company                Insurance
                                                     101 N. 6th Street
                                                     Reading, PA 19603

Position With
Meridian                                             Other
Investment                                           Business                         Type of
Company                     Name                     Connection(s)                    Business
-------------               ----                     -------------                    --------
                                                     Director
                                                     American Title                   Title
                                                     Insurance Company                Insurance
                                                     1101 Brickell Avenue
                                                     Miami, FL 33131

                                                     Director
                                                     Horrigan American,               Equipment
                                                     Inc.                             Leasing
                                                     Flying Hills
                                                     Corporate Center
                                                     Reading, PA 19607

                                                     Director
                                                     Reading Eagle Company            Newspaper
                                                     345 Penn Street
                                                     Reading, PA 19601

                                                     Director
                                                     FCP, Inc.                        Manufacturer
                                                     Flying Hills                     Building
                                                     Reading, PA 19607                Material

                                                     Director
                                                     The Bachman Company              Snack Food
                                                     50 N. 4th Street
                                                     Reading, PA 19601

Director                    Blaine T. Phillips       Partner                          Law Firm
                                                     Potter Anderson &
                                                     Corroon
                                                     350 Delaware Trust
                                                     Building
                                                     P.O. Box 951
                                                     Wilmington, DE 19899

                                                     Director                         Banking
                                                     Delaware Trust
                                                     Company
                                                     900 Market Street
                                                     Wilmington, DE 19801

                                                     Director                         Trust Company
                                                     Delaware Trust
                                                     Capital Management
                                                     900 Market Street
                                                     Wilmington, DE 19801

                                                     Director                         Trust Company
                                                     Meridian Trust Company
                                                     P.O. Box 2000
                                                     Valley Forge, PA 19482

                                                     Director                         Asset
                                                     Meridian Asset                   Management

Position With
Meridian                                             Other
Investment                                           Business                         Type of
Company                     Name                     Connection(s)                    Business
-------------               ----                     -------------                    --------
                                                     Management
                                                     P.O. Box 2000
                                                     Valley Forge, PA
                                                     19482

Director                    George Strawbridge, Jr.  Owner                            Thoroughbred
                                                     Augustine Stables                Racing and
                                                     3801 Kennett Pike                Breeding
                                                     Suite 100-B
                                                     Wilmington, DE 19807

                                                     Director                         Foods
                                                     Campbell Soup Company
                                                     Campbell Place
                                                     Camden, NJ 08101

                                                     Partner                          Venture
                                                     Philadelphia Ventures            Capital
                                                     200 S. Broad Street
                                                     Philadelphia, PA 19102

                                                     Co-owner                         Survey
                                                     GAR, Inc.                        Company
                                                     3801 Kennett Pike
                                                     Suite 100-B
                                                     Wilmington, DE 19807

                                                     Co-owner                         Survey
                                                     Keystone Aerial                  Company
                                                     Surveys
                                                     P.O. Box 21059
                                                     Philadelphia, PA 19114

                                                     Director                         National
                                                     Niagra Frontier                  Hockey
                                                     Hockey Corporation               League
                                                     140 Main Street
                                                     Buffalo, NY 14202

                                                     Director                         Banking
                                                     Delaware Trust
                                                     Company
                                                     900 Market Street
                                                     Wilmington, DE 19801

                                                     Director                         Trust Company
                                                     Delaware Trust
                                                     Capital Management
                                                     900 Market Street
                                                     Wilmington, DE 19801

                                                     Director                         Bank Holding
                                                     Meridian Bancorp,                Company Inc.
                                                     Meridian Bank
                                                     35 North Sixth Street
                                                     Reading, PA 19603

Position With
Meridian                                             Other
Investment                                           Business                         Type of
Company                     Name                     Connection(s)                    Business
-------------               ----                     -------------                    --------
Senior                      Craig A. Moyer           None
Investment
Manager

Senior                      Joseph E. Stocke         None
Investment
Manager

Assistant                   Cathy L. Rahab           None
Vice
President

Vice                        Leslie M. Varrelman      None
President

Investment                  Christine M. Frampton    None
Officer

ITEM 29.  PRINCIPAL UNDERWRITER


     (a) SEI Financial Services Company acts as distributor for the Registrant. SEI Financial Services Company also acts as distributor for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Stepstone Funds, The Compass Capital Group, FFB Lexicon Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, 1784 Funds, Marquis Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., ARK Funds, Inventor Funds, Inc., The Achievement Funds Trust, Insurance Investment Products Trust, Bishop Street Funds and CrestFunds, Inc.


     SEI Financial Services Company provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services and automated execution, clearing and settlement of securities transactions.

     (b) Directors, officers and partners of SEI Financial Services Company, are as follows:

                                     POSITIONS AND
                                     OFFICES WITH SEI             POSITIONS AND
NAME AND PRINCIPAL                   FINANCIAL SERVICES           OFFICES WITH
BUSINESS ADDRESSES*                  COMPANY                      THE REGISTRANT
------------------                   ------------------           --------------
Alfred P. West, Jr.                  Director, Chairman
                                     & Chief Executive
                                     Officer

Henry H. Greer                       Director, President
                                     & Chief Operating
                                     Officer

Carmen V. Romeo                      Director, Executive Vice
                                     President & Treasurer


Gilbert L. Beebower                  Executive Vice President

Richard B. Lieb                      Executive Vice President

Charles A. Marsh                     Executive Vice President
                                     Capital Resources Division

Leo J. Dolan, Jr.                    Senior Vice President

Carl A. Guarino                      Senior Vice President

Jerome Hickey                        Senior Vice President

David G. Lee                         Senior Vice President        President and
                                                                  Chief Executive
                                                                  Officer

William Madden                       Senior Vice President

A. Keith McDowell                    Senior Vice President

Dennis J. McGonigle                  Senior Vice President

Hartland J. McKeown                  Senior Vice President

James V. Morris                      Senior Vice President

Steven Onofrio                       Senior Vice President

Kevin P. Robins                      Senior Vice President,       Vice President
                                     General Counsel and          and Assistant
                                     Secretary                    Secretary

Robert Wagner                        Senior Vice President

Patrick K. Walsh                     Senior Vice President

Kenneth Zimmer                       Senior Vice President

Robert Crudup                        Managing Director

Vic Galef                            Managing Director

Kim Kirk                             Managing Director

                                     POSITIONS AND
                                     OFFICES WITH SEI             POSITIONS AND
NAME AND PRINCIPAL                   FINANCIAL SERVICES           OFFICES WITH
BUSINESS ADDRESSES*                  COMPANY                      THE REGISTRANT
------------------                   ------------------           --------------
John Krzeminski                      Managing Director

Carolyn McLaurin                     Managing Director

Barbara Moore                        Managing Director

Donald Pepin                         Managing Director

Mark Samuels                         Managing Director

Wayne M. Withrow                     Managing Director

Mick Duncan                          Team Leader

Robert Ludwig                        Team Leader

Vicki Malloy                         Team Leader

Robert Aller                         Vice President

Steve Bendinelli                     Vice President

Chris Brookmyer                      Vice President and
                                     Controller

Gordon W. Carpenter                  Vice President

Robert B. Carroll                    Vice President              Vice President and
                                     and Assistant               Assistant
                                     Secretary                   Secretary

Todd Cipperman                       Vice President and          Vice President
                                     Assistant Secretary         and Assistant
                                                                 Secretary

Ed Daly                              Vice President

Jeff Drennen                         Vice President

Lucinda Duncalfe                     Vice President

Kathy Heilig                         Vice President

Lawrence D. Hutchison                Vice President

Michael Kantor                       Vice President

Samuel King                          Vice President

Donald H. Korytowski                 Vice President

Robert S. Ludwig                     Vice President

Jack May                             Vice President

                                     POSITIONS AND
                                     OFFICES WITH SEI       POSITIONS AND
NAME AND PRINCIPAL                   FINANCIAL SERVICES     OFFICES WITH
BUSINESS ADDRESSES*                  COMPANY                THE REGISTRANT
------------------                   ------------------     --------------
Sandra K. Orlow                      Vice President and     Vice President and
                                     Assistant Secretary    Assistant
                                                            Secretary
Larry Pokora                         Vice President

Kim Rainey                           Vice President

Paul Sachs                           Vice President

Steve Smith                          Vice President

Kathryn L. Stanton                   Vice President and     Vice President and
                                     Assistant Secretary    Assistant
                                                            Secretary
Daniel Spaventa                      Vice President

William Zawaski                      Vice President

James Dougherty                      Director of Brokerage
                                     Services

     (c) Inapplicable.

------------------------

* The business address of each director or officer is 680 E. Swedesford Road, Wayne, Pennsylvania 19087

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

          (1)  Conestoga Family of Funds
               680 East Swedesford Road
               Wayne, Pennsylvania 19087-1658
               (Registrant)

          (2)  Meridian Investment Company
               55 Valley Stream Parkway
               Malvern, Pennsylvania 19355
               (records relating to its function as investment adviser)

          (3)  SEI Financial Management Corporation
               680 East Swedesford Road
               Wayne, PA  19087-1658
               (records relating to its function as administrator and transfer agent)

          (4)  SEI Financial Services Company
               680 East Swedesford Rd.
               Wayne, PA  19087
               (records relating to its function as distributor)

          (5)  Marvin & Palmer Associates, Inc.
               1201 N. Market Street, Suite 2300
               Wilmington, Delaware 19801-1165
               (records relating to its function as sub-adviser for Registrant's International Equity Fund)

          (6)  Citibank, N.A.
               111 Wall Street
               New York, New York 10005
               (records relating to its function as custodian for each Fund of the Registrant except for the International Equity Fund)


          (7)  CoreStates Bank, N.A.
               510 Walnut Street, Mail Stop FC 1-9-7-2
               Philadelphia, Pennsylvania 19106
               (records relating to its function as custodian for each Fund of the Registrant except the International Equity Fund, effective March 7, 1996)



          (8)  The Bank of New York
               48 Wall Street
               New York, New York
               (records relating to its function as custodian for the International Equity Fund)



          (9)  State Street Bank and Trust Company
               The BFDS Building
               2 Heritage Drive
               Quincy, Massachusetts  02171
               (records relating to its function as sub-transfer agent)



          (7)  Drinker Biddle & Reath
               Philadelphia National Bank Building
               1345 Chestnut Street
               Philadelphia, Pennsylvania 19107
               (Registrant's Agreement and Declaration of Trust, Code of Regulations and Minute Books)


ITEM 31.  MANAGEMENT SERVICES

     None.

ITEM 32.  UNDERTAKINGS

     None.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Wayne, Pennsylvania on the 29th day of December, 1995.



                                         CONESTOGA FAMILY OF FUNDS

                                         s/ David G. Lee

                                         ---------------
                                         David G. Lee
                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                   DATE
---------                         -----                   ----
s/ David G. Lee                   President
---------------                   (Principal Executive
David G. Lee                      Officer)                December 29, 1995


s/ Stephen G. Meyer               Controller
-------------------               and Chief
Stephen G. Meyer                  Financial Officer       December 29, 1995




     This Post-Effective Amendment has also been signed below by David G. Lee, Attorney-In-Fact, on behalf of the following Trustees on the date indicated:

                              Dominic S. Genuardi
                                Steven I. Gross
                               Robert C. Kingston
                                 Dale E. Smith
                                Thomas J. Taylor


s/ David G. Lee                                   December 29, 1995
---------------
David G. Lee
Attorney-In-Fact

                           CONESTOGA FAMILY OF FUNDS
                               POWER OF ATTORNEY




                 I hereby appoint David G. Lee or Carmen V. Romeo or Kevin P. Robins attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of CONESTOGA FAMILY OF FUNDS to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

                 I have signed this Power of Attorney on March 27, 1995.


                                                    s/Domenic S. Genuardi, Sr.
                                                    --------------------------
                                                    Domenic S. Genuardi, Sr.

                           CONESTOGA FAMILY OF FUNDS
                               POWER OF ATTORNEY




                 I hereby appoint David G. Lee or Carmen V. Romeo or Kevin P. Robins attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of CONESTOGA FAMILY OF FUNDS to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

                 I have signed this Power of Attorney on March 22, 1995.


                                                            s/Steven I. Gross
                                                            ------------------
                                                            Steven I. Gross

                           CONESTOGA FAMILY OF FUNDS
                               POWER OF ATTORNEY




                 I hereby appoint David G. Lee or Carmen V. Romeo or Kevin P. Robins attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of CONESTOGA FAMILY OF FUNDS to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

                 I have signed this Power of Attorney on March 25, 1995.


                                                          s/Robert C. Kingston
                                                          --------------------
                                                          Robert C. Kingston

                           CONESTOGA FAMILY OF FUNDS
                               POWER OF ATTORNEY




                 I hereby appoint David G. Lee or Carmen V. Romeo or Kevin P. Robins attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of CONESTOGA FAMILY OF FUNDS to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

                 I have signed this Power of Attorney on March 27, 1995.


                                                            s/Dale E. Smith
                                                            ------------------
                                                            Dale E. Smith

                           CONESTOGA FAMILY OF FUNDS
                               POWER OF ATTORNEY




                 I hereby appoint David G. Lee or Carmen V. Romeo or Kevin P. Robins attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of CONESTOGA FAMILY OF FUNDS to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

                 I have signed this Power of Attorney on March 27, 1995.


                                                            s/Thomas J. Taylor
                                                            ------------------
                                                            Thomas J. Taylor

                                EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION                                PAGE NO.
-----------                       -----------                                --------
         1(a)             Agreement and Declaration of Trust
                          (the "Declaration of Trust") dated
                          as of August 1, 1989.

         1(b)             Amendment No. 1 to Declaration of
                          Trust as approved September 19, 1989.

         2                Code of Regulations.

         5(a)             Investment Advisory Agreement between
                          the Company and Meridian Investment
                          Company dated November 27, 1989.

         5(b)             Amendment No. 1 to Investment Advisory
                          Agreement between the Company and
                          Meridian Investment Company dated
                          August 1, 1992.

         5(c)             Amendment No. 2 to Investment Advisory
                          Agreement between the Company and
                          Meridian Investment Company dated
                          March 15, 1994.

         5(d)             Amendment No. 3 to Investment
                          Advisory Agreement between the
                          Company and Meridian Investment
                          Company.

         5(e)             Investment Advisory Agreement
                          between the Company and Meridian
                          Investment Company.

         5(f)             Sub-Investment Advisory Agreement
                          between Meridian Investment Company
                          and Marvin & Palmer Associates, Inc.

         6                Distribution Agreement between the
                          Company and SEI Financial Services Company.

         8(a)             Custodian Agreement between the
                          Company and CITIBANK, N.A.

         8(b)             Custodian Agreement between the
                          Company and The Bank of New York.

         8(c)             Form of Custody Agreement between
                          the Company and CoreStates Bank, N.A.

EXHIBIT NO.                       DESCRIPTION                                PAGE NO.
-----------                       -----------                                --------
         9(a)             Administration Agreement between
                          the Company and SEI Financial
                          Management Corporation.

         9(b)             Transfer Agency and Service Agreement
                          between the Company and SEI Financial
                          Management Corporation.

         9(c)             Sub-Transfer Agency Agreement between
                          SEI Financial Management Corporation
                          and State Street Bank and Trust
                          Company.

         11(a)            Consent of Drinker Biddle & Reath.

         11(b)            Consent of Coopers & Lybrand, L.L.P.

         12               Audited financial statements, related
                          notes thereto and the Auditor's report
                          included in the Annual Report to
                          Shareholders for
                          Registrant's fiscal year ended
                          October 31, 1995.

         13               Purchase Agreement between the Company
                          and SEI Financial Services Company.

         15               Distribution and Services Plan and
                          Servicing Agreement for Distribution
                          Assistance and Shareholder
                          Administrative Support Services and
                          Servicing Agreement for Shareholder
                          Administrative Support Services.

         16(a)            Schedule for Computation of Performance
                          Quotations for Special Equity Fund.

         16(b)            Schedule for Computation of Performance
                          Quotations for International Equity,
                          Short-Term Income and Balanced Funds.

         17               Financial Data Schedules.

         18               Rule 18f-3 Plan.